Exhibit 99.4

[EXECUTION COPY]

CLASS A NOTE PURCHASE AGREEMENT

Dated as of March 5, 2009

among

AMERICREDIT MASTER TRUST II,

as Issuer

AMERICREDIT FUNDING CORP. X

as Seller,

AMERICREDIT FINANCIAL SERVICES, INC.,

as Servicer,

THE CLASS A PURCHASERS PARTIES HERETO,

DEUTSCHE BANK TRUST COMPANY AMERICAS

Administrative Agent

DEUTSCHE BANK AG, NEW YORK BRANCH,

as an Agent,

and

THE OTHER AGENTS PARTIES HERETO

Relating to

AmeriCredit Master Trust II

Floating Rate Asset Backed Notes, Class A

CLASS A NOTE PURCHASE AGREEMENT, dated as of March 5, 2009, by and among AMERICREDIT MASTER TRUST II, a Delaware statutory trust (the “Issuer”) AmeriCredit Funding Corp. X, a Delaware corporation (“AFC”), individually and in its capacity as seller (in such capacity, the “Seller”), AMERICREDIT FINANCIAL SERVICES, INC., a Delaware corporation (“AmeriCredit”), individually, and in its capacity as servicer (in such capacity, the “Servicer”), the CLASS A PURCHASERS (as hereinafter defined) from time to time parties hereto, the AGENTS for the Purchaser Groups from time to time parties hereto (each such party, together with their respective successors in such capacity, an “Agent”), and DEUTSCHE BANK TRUST COMPANY AMERICAS, as administrative agent (together with its successors in such capacity, the “Administrative Agent”).

W I T N E S S E T H :

WHEREAS, the Seller, the Servicer, the Issuer and Wells Fargo Bank, National Association, as Backup Servicer (including its successors in such capacity, the “Backup Servicer”) and Trust Collateral Agent (including its successors in such capacity, the “Trust Collateral Agent”) are parties to the Sale and Servicing Agreement, dated as of March 5, 2009 (as the same may from time to time be amended, modified or otherwise supplemented, the “Sale and Servicing Agreement”);

WHEREAS, the Issuer, the Administrative Agent, the Trust Collateral Agent and Wells Fargo Bank, National Association, as Trustee (including its successors in such capacity, the “Trustee”) are parties to the Indenture, dated as of March 5, 2009 (as the same from time to time be amended, supplemented or otherwise modified, the “Indenture”);

WHEREAS, the Issuer proposes to issue and sell pursuant to the Indenture its Class A Floating Rate Asset Backed Notes (the “Class A Notes”), Class B Floating Rate Asset Backed Notes (the “Class B Notes”) and Class C Floating Rate Asset Backed Notes (the “Class C Notes”);

WHEREAS, Class C Notes are subordinate to each other class of Notes, and the Class B Notes are subordinate to the Class A Notes;

WHEREAS, the Issuer proposes to establish a Reserve Account (the “Reserve Account”) and a Collateral Account (the “Collateral Account”) with the Trustee pursuant to the terms of the Indenture and the Sale and Servicing Agreement for the benefit of the holders of the Class A Notes, the Class B Notes and the Class C Notes;

WHEREAS, the Class A Purchasers are willing to purchase the Class A Notes in the amount of the Class A Initial Principal Balance (as defined in the Indenture) on the Effective Date (as hereinafter defined) in accordance with the Collateral Note Master Transfer Supplement – Class A and from time to time thereafter to advance Additional Class A Principal Amounts (as defined in the Indenture) on the terms and conditions provided for herein;

NOW THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and adequacy of which are hereby expressly acknowledged, the parties hereto agree as follows:

ARTICLE 1 DEFINITIONS

1.1 Definitions. All capitalized terms used herein as defined terms and not defined herein shall have the meanings given to them in Annex A to the Sale and Servicing Agreement or the Indenture.

“Adjusted Commitment” shall mean on any date of determination, with respect to a Committed Purchaser for a CP Conduit, such Committed Purchaser’s Commitment minus the sum of (a) the Class A Principal Balance held by such Committed Purchaser plus (b) the aggregate outstanding principal amount of its Support Advances to such CP Conduit (but excluding any Support Advances made to fund such CP Conduit’s obligations to pay interest, fees or other similar amounts relating to the funding of its making or maintaining its purchases hereunder).

“Adjusted Eurodollar Rate” shall mean, for any Fixed Period, a rate per annum (rounded upwards, if necessary, to the nearest  1/100th of 1%) equivalent to the rate determined pursuant to the following formula:

Adjusted Eurodollar Rate	=	LIBOR Rate
1-LIBOR Reserve Percentage

on the first day of such Fixed Period.

“Administrative Agent” has the meaning specified in the preamble to this Agreement.

“AFC” has the meaning specified in the preamble to this Agreement and includes any successor or permitted assignee thereof as provided in the Indenture, the Sale and Servicing Agreement and this Agreement.

“Affected Party” shall mean, with respect to any CP Conduit, any Support Party of such CP Conduit or any related Agent.

“Agent” has the meaning specified in the preamble to this Agreement.

“Agreement” shall mean this Class A Note Purchase Agreement, as amended, supplemented or otherwise modified from time to time.

“Alternative Rate” for any Borrowing means a rate per annum equal to the Applicable LIBOR Spread per annum above the Adjusted Eurodollar Rate for such Borrowing; provided, however, that in the case of

(a) any Fixed Period on or after the first day on which a Committed Purchaser shall have notified the related Agent that the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for such Committed Purchaser to fund such Borrowing at the Alternative Rate set forth above (and such Committed Purchaser shall not have subsequently notified such Agent that such circumstances no longer exist),

(b) any Fixed Period of less than seven days,

(c) in the event the Adjusted Eurodollar Rate is not reasonably available to any Agent for such a Fixed Period or does not adequately and fairly reflect the cost to a Committed Purchaser of funding such Borrowing, or

(d) any Fixed Period as to which the related Borrowing will not be funded by issuance of commercial paper, as determined by the related Agent (on behalf of a Noncommitted Purchaser) later than 12:00 noon (New York City time) on the second Business Day preceding the first day of such Fixed Period, the “Alternative Rate” shall be a floating rate per annum equal to the Prime Rate in effect on each day of such Fixed Period; provided, further, that the Administrative Agent (with the consent of the Committed Purchasers) and the Issuer may agree in writing from time to time upon a different “Alternative Rate.”

“AmeriCredit” has the meaning specified in the preamble to this Agreement and includes any successor or permitted assignee thereof as provided in the Indenture, the Sale and Servicing Agreement and this Agreement.

“Applicable LIBOR Spread” shall mean 0.50% per annum.

“Assignee” and “Assignment” have the respective meanings specified in subsection 8.1(e) of this Agreement.

“Borrowing Notice” shall mean a notice, substantially in the form of Exhibit D, delivered by the Issuer to the Administrative Agent and each Agent pursuant to Section 12.6 of the Indenture and subsection 2.1(c) of this Agreement, requesting an advance of an Additional Class A Principal Amount.

“Class A Average Principal Balance” shall mean, with respect to any period, the sum of the Class A Principal Balances for each of the days during such period, divided by the number of days in such period.

“Class A Commitment Fee” has the meaning specified in subsection 2.3(c) of this Agreement.

“Class A Commitment Fee Rate” shall mean the applicable rate or rates identified as the “Class A Commitment Fee Rate” in the Supplemental Fee Letter entered into on March 5, 2009, as amended, among the Issuer, AmeriCredit and the Administrative Agent, for the benefit of, among others, the Class A Purchasers.

“Class A Facility Limit” shall mean, for any day, the lesser of the Class A Borrowing Base and the Total Commitment on such day.

“Class A Mandatory Partial Amortization Amount” shall mean, with respect to a Partial Expiration Event, the sum of (i) the aggregate Percentage Interests of all Committed Purchasers which became Nonextending Class A Purchasers upon the occurrence of such Partial Expiration Event, times the Class A Principal Balance on the date on which such Partial Expiration Event occurred, plus (ii) for each such Committed Purchaser, such Committed Purchaser’s Liquidity Percentage times its related CP Conduit’s Percentage Interest of the Class A Principal Balance on the date on which such Partial Expiration Event occurred, in each case after giving effect to all purchases of and payments in respect of the Class A Principal Balance occurring through and including such date.

“Class A Monthly Costs and Expenses” shall mean on any date of determination any amounts then due and payable by the Issuer or the Seller (determined without regard to limitations on the sources of payment thereof) pursuant to this Agreement, other than Class A Monthly Interest and Fees and the Class A Principal Balance.

“Class A Monthly Interest and Fees” shall mean, for any Interest Period, the sum of (i) interest on the Class A Principal Balance for the Interest Period ended on the related Distribution Date computed pursuant to subsection 2.3(a) or 2.3(b), as applicable, plus or minus (as the case may be) (ii) any Estimated Interest Adjustment for the immediately preceding Interest Period, plus (iii) the Class A Usage Fee with respect to such Interest Period, plus (iv) the Class A Commitment Fee with respect to such Interest Period, provided that the Class A Monthly Interest and Fees due to any Class A Purchaser for the March 2009 Distribution Date shall include all “Class A Monthly Interest and Fees” accrued to but excluding March 6, 2009 on the “Class A Notes” of such Class A Purchaser under the Existing Trust Documentation.

“Class A Owners” shall mean the Class A Purchasers that are owners of record of the Class A Notes or, with respect to any Class A Note held by an Agent hereunder as nominee on behalf of Class A Purchasers in a Purchaser Group, the Class A Purchasers that are beneficial owners of such Class A Note as reflected on the books of such Agent in accordance with this Agreement and the Related Documents.

“Class A Principal Balance” shall mean, with respect to any date, an amount equal to the excess of (a) the sum of (i) the Class A Initial Principal Balance, plus (ii) the aggregate principal amounts of any Additional Class A Principal Amounts advanced pursuant to Section 12.6 of the Indenture, over (b) the aggregate amount of any principal payments made to Class A Owners pursuant to the Sale and Servicing Agreement and the Indenture through and including such date.

“Class A Purchasers” shall mean, collectively, the CP Conduits and the Committed Purchasers.

“Class A Notes” has the meaning specified in the recitals to this Agreement.

“Class A Usage Fee” has the meaning specified in subsection 2.3(c) of this Agreement.

“Class A Usage Fee Rate” shall mean the applicable rate or rates identified as the “Class A Usage Fee Rate” in the Supplemental Fee Letter entered into on March 5, 2009, as amended, among the Issuer, AmeriCredit and the Administrative Agent, for the benefit of, among others, the Class A Purchasers.

“Collateral Receipt” means a Custodian’s Acknowledgment in the form of Schedule A to the Custodian Agreement.

“Commercial Paper Notes” shall mean, with respect to a CP Conduit, the short-term promissory notes or extendable money market notes issued by such CP Conduit which are allocated by such CP Conduit as its funding for its purchasing or maintaining its Percentage Interest of the Class A Principal Balance hereunder.

“Commercial Paper Rate” shall mean, with respect to a CP Conduit, the rate identified on Schedule II hereto or identified as its “Commercial Paper Rate” in the Supplemental Fee Letter to which such CP Conduit or its Agent is a party.

“Commitment” shall mean, for any Committed Purchaser, the maximum amount of such Class A Purchaser’s commitment to purchase a portion of the Class A Principal Balance, as set forth on Schedule I hereto or the Transfer Supplement or Joinder Supplement by which such Committed Purchaser became a party to this Agreement or assumed the Commitment (or a portion thereof) of another Class A Purchaser, as such amount may be adjusted from time to time pursuant to Section 2.2 of this Agreement or pursuant to Transfer Supplement(s) executed by such Class A Purchaser and its Assignee(s) and delivered pursuant to Section 8.1 of this Agreement. In the event that a Committed Purchaser which maintains a portion of its Commitment hereunder in relation to more than one CP Conduit, such Class A Purchaser shall be deemed to have issued separate Commitments hereunder in each such capacity.

“Commitment Termination Date” shall mean, with respect to a Committed Purchaser, March 31, 2010, as such date may be extended by such Committed Purchaser from time to time in accordance with subsection 2.2(c) hereof.

“Committed Purchaser” shall mean, with respect to a CP Conduit, each Class A Purchaser identified as a Committed Purchaser for such CP Conduit on the signature pages hereto or in the Transfer Supplement or Joinder Supplement pursuant to which such CP Conduit became a party hereto, and any Assignee of such Class A Purchaser to the extent such Assignee has assumed, pursuant to a Transfer Supplement, the Commitment of such Class A Purchaser.

“Conduit Borrower” shall mean an entity which is designated as a Conduit Borrower on the signature pages hereto or in the Transfer Supplement or Joinder Supplement pursuant to which it became a party to this Agreement, which entity will fund its purchases of Class A Notes hereunder by borrowing from a specified financing conduit.

“CP Conduit” shall mean any Class A Purchaser which is designated as a CP Conduit on the signature pages hereto or in the Transfer Supplement or Joinder Supplement pursuant to which it became a party to this Agreement; provided, however, that if the entity signing this Agreement or such Transfer Supplement or Joinder Supplement specifies on the related signature page that it is a Conduit Borrower with respect to a financing conduit identified on such signature page, then, with respect to such Class A Purchaser, “CP Conduit” shall mean, collectively, such Conduit Borrower and such specified financing conduit.

“CP Conduit Consolidation Event” shall mean the occurrence of any of the following events (i) the Securities and Exchange Commission, any banking regulatory authority or any other official body having jurisdiction over any Committed

Purchaser or Agent or any of the Affiliates of such Committed Purchaser or Agent, shall require the consolidation of the assets and liabilities of any CP Conduit on the balance sheet of such Committed Purchaser, Agent or Affiliate, or shall require that capital be maintained with respect thereto under any capital requirements as if such assets were owned by such Committed Purchaser, Agent or Affiliate, (ii) the independent auditors for any such Committed Purchaser, Agent or Affiliate shall have advised such Committed Purchaser, Agent or Affiliate in writing that in their opinion such consolidation is required by GAAP or applicable law, rule or regulations, (iii) any Affected Party shall determine that any arrangement or transaction contemplated by this Agreement or any Related Documents will impose any adverse regulatory impact on such Affected Party, including, without limitation, any cost or expense described in Section 2.4 hereof; or (iv) any CP Conduit shall determine that it may be required to register as an investment company under the Investment Company Act of 1940, as amended.

“Defaulting Committed Purchaser” shall mean any Committed Purchaser (a) with respect to which an Insolvency Event has occurred, (b) which has failed to perform its funding obligations under Section 2.1 notwithstanding that all conditions to funding under Section 3.2 of this Agreement shall have been satisfied or waived in accordance with the terms thereof with respect to such funding obligations, (c) which has notified the Issuer or the Administrative Agent in writing that it does not intend, or otherwise is unable, to comply with its funding obligations under Section 2.1, or (d) with respect to which there has been an order of a court or regulatory body having jurisdiction to the effect that such Committed Purchaser will not comply with such funding obligations in accordance with the terms hereof.

“Dissenting Purchaser” has the meaning specified in subsection 2.2(c) of this Agreement.

“Downgraded Purchaser” has the meaning specified in subsection 8.1(j) of this Agreement.

“Effective Date” has the meaning specified in subsection 3.1(a) of this Agreement.

“Election Period” has the meaning specified in subsection 2.2(c) of this Agreement.

“Estimated Interest Adjustment” has the meaning specified in subsection 2.3(i) of this Agreement.

“Excluded Taxes” has the meaning specified in subsection 2.5(a) of this Agreement.

“Fixed Period” means with respect to any Borrowing (or portion thereof):

(a) the period commencing on the date of the initial funding of such Borrowing (or such portion) and ending such number of days thereafter as the Issuer shall select in accordance with Section 2.3(b); and

(b) thereafter, each period commencing on the last day of the immediately preceding Fixed Period for such Borrowing (or such portion) and ending such number of days thereafter as the Issuer shall then select in accordance with Section 2.3(b);

provided, however, that:

(i) any Fixed Period in respect of which interest on the Class A Notes is computed by reference to the Alternative Rate shall be a period of from one to and including 29 days (if reasonably available to the Agents), or a period of one month (or such longer period as is agreed to by the Issuer and the Agents), as the Issuer may select by written notice to the Agents furnished not later than 12:00 noon (New York City time) on the second Business Day preceding the first day of such Fixed Period;

(ii) any such Fixed Period (other than a Fixed Period consisting of one day) that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day (unless the related Borrowing shall be accruing interest at a rate determined by reference to the LIBOR Rate, in which case if such succeeding Business Day is in a different calendar month, such Fixed Period shall instead be shortened to the next preceding Business Day);

(iii) in the case of Fixed Periods of one day, (A) the initial Fixed Period shall be the day of the initial funding of such Borrowing, and (B) any subsequently occurring Fixed Period that is one day shall, if the immediately preceding Fixed Period is more than one day, be the last day of such immediately preceding Fixed Period, and if the immediately preceding Fixed Period is one day, shall be the next day following such immediately preceding Fixed Period;

(iv) if any Fixed Period for any Borrowing that commences before the Stated Maturity Date would otherwise end on a date occurring after the Stated Maturity Date, such Fixed Period shall end on the Stated Maturity Date and the duration of each such Fixed Period that commences on or after the Stated Maturity Date or the date on which the payment of principal on the Notes has been accelerated, if any, shall be of such duration as shall be selected by the Agents; and

(v) if the Alternative Rate becomes applicable to any Borrowing previously funded at the Commercial Paper Rate or if the Alternative Rate applicable to any Borrowing changes from the Adjusted Eurodollar Rate to the Prime Rate, the Fixed Period previously selected for such Borrowing shall terminate and the Fixed Period for such Borrowing shall be that selected by the Issuer by written notice to the Agents after it receives notice of such change.

“Governmental Authority” shall mean any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

“Indemnitee” has the meaning specified in subsection 2.6(a) of this Agreement.

“Indenture” has the meaning specified in the recitals to this Agreement.

“Interest Period” shall mean, with respect to any Distribution Date, the period from and including the Distribution Date immediately preceding such Distribution Date (or, in the case of the first Distribution Date, from and including the Effective Date) to but excluding such Distribution Date.

“Interest Rate Determination Date” shall mean, for any Interest Period, the Business Day immediately preceding the Determination Date for such Interest Period.

“Investing Office” shall mean initially, the office of any Class A Purchaser (if any) designated as such, on the signature pages hereto or in the Transfer Supplement or the Joinder Supplement by which it became a party to this Agreement, and thereafter, such other office of such Class A Purchaser or such Assignee as may be designated in writing to the applicable Agent, the Administrative Agent, the Servicer and the Trustee by such Class A Purchaser or Assignee.

“Joinder Supplement” means an agreement among one or more Class A Purchasers, the Issuer, AmeriCredit, an Agent and the Administrative Agent in the form of Exhibit C hereto (appropriately completed).

“LIBOR Rate” shall mean, with respect to any Fixed Period, the arithmetic mean, determined by the Administrative Agent, of the offered rates for deposits in Dollars shown on Reuters Screen LIBO Page for a period equal to such Fixed Period, two Business Days prior to the first day of such Fixed Period, if at least two such offered rates appear on the Reuters Screen LIBO Page; provided that in the event fewer than two such rates are displayed, or if no such rate is relevant, the LIBOR Rate shall be a rate per annum at which deposits in Dollars are offered by the principal office of Deutsche Bank AG in London, England to prime banks in the London interbank market at 11:00 A.M. (London time) two Business Days before the first day of such Fixed Period for delivery on such first day and for a period equal to such Fixed Period.

“LIBOR Reserve Percentage” shall mean, with respect to any Fixed Period, a percentage (expressed as a decimal) equal to the weighted average of the percentages in effect during such Interest Period, as prescribed by the Board of Governors of the Federal Reserve System (or any successor thereto) for determining the maximum reserve requirements applicable to “Eurocurrency liabilities” pursuant to Regulation D or any other applicable regulation of the Federal Reserve Board (or any successor thereto) which prescribes reserve requirements applicable to “Eurocurrency liabilities” as currently defined in Regulation D.

“Liquidity Percentage” shall mean, for a Committed Purchaser for a CP Conduit, such Committed Purchaser’s Adjusted Commitment with respect to such CP Conduit as a percentage of the aggregate Adjusted Commitments of all Committed Purchasers for such CP Conduit.

“Majority Class A Owners” shall mean, at any time, Class A Owners having more than 51% of the aggregate Percentage Interests of all Class A Owners.

“Majority Class A Purchasers” shall mean, at any time, Committed Purchasers having Commitments aggregating more than 51% of the Total Commitment.

“Maximum Purchase Amount” shall mean, for any CP Conduit, the aggregate Commitments of its Committed Purchasers, as set forth on Schedule I.

“Non-Defaulting Committed Purchaser” means, at any time, a Committed Purchaser that is not a Defaulting Committed Purchaser.

“Nonextending Class A Purchaser” shall mean, after its respective Commitment Termination Date, each Committed Purchaser which has declined to extend such Commitment Termination Date in accordance with subsection 2.2(c) hereof.

“Partial Expiration Event” has the meaning specified in subsection 2.2(c) of this Agreement.

“Participant” has the meaning specified in subsection 8.1(d) of this Agreement.

“Participation” has the meaning specified in subsection 8.1(d) of the Agreement.

“Percentage Interest” shall mean, as to any Class A Purchaser at any time of determination, the percentage equivalent of a fraction the numerator of which shall be an amount equal to the portion of the unpaid principal amount of the Class A Principal Balance owing to such Class A Purchaser (or, if no amount of the Class A Principal Balance is outstanding, the amount of its Commitment, if any) at such time (after giving effect to all Assignments effective on or prior to such time of determination) and the denominator of which shall be an amount equal to the aggregate Class A Principal Balance (or, if no amount of the Class A Principal Balance is outstanding, the Total Commitment) at such time.

“Permitted Transferee” shall mean (i) each Class A Purchaser, each Support Party, each Agent (in its individual capacity), the Administrative Agent (in its individual capacity) and, with respect to each transferring Class A Purchaser, any commercial paper conduit administered by the related Agent, (ii) each other Person who has been consented to as a potential Transferee by the Seller (which consent shall not be withheld (except for a commercially reasonable purpose or reason) or delayed) and (iii) after the occurrence of an Event of Default, any other Person.

“Prime Rate” shall mean, for any day, a fluctuating rate of interest per annum equal to the higher of: (i) a fluctuating rate of interest per annum equal to the “Prime Rate” most recently published in the Wall Street Journal and described as “the base rate on corporate loans posted by at least 75% of the nation’s 30 largest banks”, and (ii) 0.50% above the rate per annum at which Deutsche Bank AG, New York Branch, as a branch of a foreign bank, in its reasonable discretion, can acquire federal funds in the interbank overnight federal funds market, through brokers of recognized standing or otherwise, as most recently determined by Deutsche Bank AG, New York Branch. The Prime Rate is not necessarily intended to be the lowest rate of interest determined by Deutsche Bank AG or Deutsche Bank AG, New York Branch, in connection with extensions of credit.

“Purchase Date” shall mean the Effective Date and each Borrowing Date.

“Purchase Termination Date” shall mean, for each Class A Purchaser, the earliest to occur of (i) the Commitment Termination Date for such Purchaser or, with respect to a Class A Purchaser which is a CP Conduit, the first date on which Commitment Termination Dates for all its Committed Purchasers have occurred, (ii) the date of any termination of the Total Commitment, in whole, by the Issuer pursuant to Section 2.2 and (iii) the effective date on which the Commitments are terminated or deemed terminated pursuant to Section 2.8.

“Purchaser Group” shall mean each group of Class A Purchasers consisting of (i) a CP Conduit, and (ii) the Committed Purchasers with respect to such CP Conduit.

“Purchaser Percentage” shall mean, with respect to a CP Conduit, its Maximum Purchase Amount as a percentage of the Total Commitment.

“Regulatory Change” shall mean, as to each Class A Purchaser, any change occurring after the date of the execution and delivery of this Agreement or, if later, the date of the execution and delivery of the Transfer Supplement or the Joinder Supplement by which it became party to this Agreement; in the case of a Participant, any change occurring after the date on which its Participation became effective, or in the case of a Support Party, any change occurring after the date it became such a Support Party, in any (or the adoption after such date of any new):

(i) United States Federal or state law or foreign law applicable to such Class A Purchaser, Participant or Support Party; or

(ii) regulation, interpretation, directive, guideline or request (whether or not having the force of law) applicable to such Class A Purchaser, Participant or Support Party of any court or other judicial authority or any Governmental Authority charged with the interpretation or administration of any law referred to in clause (i) or of any fiscal, monetary or other Governmental Authority or central bank having jurisdiction over such Class A Purchaser, Participant or Support Party.

“Related Documents” shall mean, collectively, this Agreement (including all effective Supplemental Fee Letters, Transfer Supplements, and Joinder Supplements), the other Note Purchase Agreements, the Indenture, the Sale and Servicing Agreement, the Notes, and all supplements, agreements and instruments related thereto.

“Replacement Purchaser” has the meaning specified in subsection 2.5(d).

“Required Class A Owners” shall mean, at any time, Class A Owners having more than 66- 2/3% of the aggregate Percentage Interests of all Class A Owners.

“Required Class A Purchasers” shall mean, at any time, Committed Purchasers having Commitments aggregating more than 66- 2/3% of the Total Commitment.

“Requirement of Law” shall mean, as to any Person, any law, treaty, rule or regulation, or determination of an arbitrator or Governmental Authority, in each case applicable to or binding upon such Person or to which such Person is subject, whether federal, state or local (including usury laws, the Federal Truth in Lending Act and Regulation Z and Regulation B of the Board of Governors of the Federal Reserve System).

“Reserve Account” has the meaning specified in the recitals to this Agreement.

“Reuters Screen LIBO Page” shall mean the display page currently designated as page “LIBO” on the Reuters Monitor Money Rates Service (or such other page as may replace that page on that service or any service which is a successor thereto for the purpose of displaying comparable rates or prices).

“Sale and Servicing Agreement” has the meaning specified in the recitals to this Agreement.

“Supplemental Fee Letter” shall mean each letter agreement, designated therein as a Supplemental Fee Letter and then in effect, between the Issuer, AmeriCredit and an Agent or the Administrative Agent, as such letter agreement may be amended or otherwise modified from time to time.

“Support Advances” shall mean, with respect to a Committed Purchaser and its related CP Conduit, any participation held by such Committed Purchaser in such CP Conduit’s Percentage Interest in the Class A Principal Balance which was purchased from such CP Conduit pursuant to a Support Facility and any loans or other advances made by such Committed Purchaser to such CP Conduit pursuant to a Support Facility to fund such CP Conduit’s making or maintaining its purchases hereunder.

“Support Facility” shall mean any liquidity or credit support agreement with a CP Conduit which relates to this Agreement (including any agreement to purchase an assignment of or participation in Class A Notes).

“Support Party” shall mean any bank, insurance company or other financial institution extending or having a commitment to extend funds to or for the account of a CP Conduit (including by agreement to purchase an assignment of or participation in Class A Notes or by swap agreement) under a Support Facility. Each Committed Purchaser for a CP Conduit (other than a Committed Purchaser which is also a CP Conduit) shall be deemed to be a Support Party for such CP Conduit.

“Taxes” has the meaning specified in subsection 2.5(a) of this Agreement.

“Termination Date” shall mean the first date on which the Purchase Termination Date for all Class A Purchasers has occurred.

“Termination Event” shall mean:

(a) the occurrence of any Event of Default or Servicer Termination Event or the occurrence of an event or condition which would be an Event of Default or Servicer Termination Event but for a waiver of such event by the Noteholders or the Trustee (unless waived by the Required Class A Owners and Required Class A Purchasers);

(b) any breach on the part of the Issuer, AFC, the Seller, AmeriCredit or the Servicer of any representation or warranty made or deemed made in this Agreement, which breach continues unremedied for a period of 30 days after the earlier of the date on which the Issuer, AFC, the Seller, AmeriCredit or the Servicer, as the case may be, shall have had actual knowledge of such breach and the date on which written notice thereof, requiring the same to be remedied, shall have been given to the Issuer, AFC, the Seller, AmeriCredit or the Servicer, as the case may be, by the Administrative Agent, Required Class A Owners or Required Class A Purchasers; provided, however, that a Termination Event shall be deemed not to have occurred under this clause (b) with respect to a breach of a representation or warranty made or deemed made in this Agreement with respect to a Receivable if the Seller has accepted reassignment of such Receivable in accordance with the terms and conditions of the Sale and Servicing Agreement;

(c) any failure on the part of the Issuer, AFC, the Seller, AmeriCredit or the Servicer duly to observe or perform in any material respect any of the covenants or agreements on its part to be observed or performed contained in this Agreement (other than as provided in clauses (a) or (b) above) which continues unremedied for a period of 30 days after the earlier of the date on which the Issuer, AFC, the Seller, AmeriCredit or the Servicer, as the case may be, shall have had actual knowledge of such breach and the date on which written notice thereof, requiring the same to be remedied, shall have been given to the Issuer, AFC, the Seller, AmeriCredit or the Servicer, as the case may be, by the Administrative Agent, Required Class A Owners or Required Class A Purchasers.

“Total Commitment” shall mean, on any date of determination, the aggregate Commitments of the Committed Purchasers.

“Transfer” has the meaning specified in subsection 8.1(c) of this Agreement.

“Transfer Supplement” has the meaning specified in subsection 8.1(e) of this Agreement.

“Transferee” has the meaning specified in subsection 8.1(c) of this Agreement.

“Trustee” has the meaning specified in the recitals to this Agreement.

“written” or “in writing” (and other variations thereof) shall mean any form of written communication or a communication by means of telex, telecopier device, telegraph or cable.

1.2 Other Definitional Provisions.

(a) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto.

(b) The words “hereof”, “herein”, and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; and Section, subsection and Exhibit references are to this Agreement, unless otherwise specified. The words “including” and “include” shall be deemed to be followed by the words “without limitation”.

ARTICLE 2 AMOUNT AND TERMS OF COMMITMENTS

2.1 Purchases.

(a) On and subject to the terms and conditions of this Agreement, on the Effective Date each Class A Purchaser party to the Collateral Note Master Transfer Supplement – Class A shall acquire its Purchaser Percentage of the Class A Initial Principal Balance in accordance with the terms and provisions of the Collateral Note Master Transfer Supplement – Class A.

(b) On and subject to the terms and conditions of this Agreement and prior to the related Purchase Termination Date, each CP Conduit may, in its sole discretion, purchase its Purchaser Percentage of any Additional Class A Principal Amount offered for purchase pursuant to Section 12.6 of the Indenture and subsection 2.1(c) hereof.

(c) Each purchase of any Additional Class A Principal Amount hereunder on the applicable Borrowing Date shall be in accordance with the provisions of Section 12.6 of the Indenture upon delivery of a Borrowing Notice by the Issuer to the Administrative Agent received no later than 11:00 a.m., New York City time, at least one Business Day prior to such Borrowing Date, and the Administrative Agent shall give notice of any such Borrowing to the related Agents by telecopier before 2:00 p.m., New York City time, on the day it receives notice from the Issuer. Each Borrowing Notice shall (i) identify the relevant Borrowing Date, (ii) set forth the Additional Class A Principal Amount which is requested from the Class A Purchasers on such Borrowing Date and the desired duration of the Fixed Period for such Additional Class A Principal Amount, (iii) specify an account in the United States to which payment for the purchase price of such Additional Class A Principal Amount is to be made, and (iv) certify that the applicable conditions to the purchase of such Additional Class A Principal Amount contained in Section 3.2 hereto have been satisfied. Each Borrowing Notice shall be irrevocable and shall specify an Additional Class A Principal Amount, an Additional Class B Principal Amount and/or an Additional Class C Principal Amount which in the aggregate equal at least $20,000,000 and in an integral multiple of $1,000,000. The Issuer may not deliver more than two Borrowing Notices hereunder or under the Class B Note Purchase Agreement or the Class C Note Purchase Agreement in any calendar week. The Administrative Agent shall promptly forward a copy of each Borrowing Notice received by it to each Agent and each Class A Purchaser.

(d) Each CP Conduit shall notify the Agent for its Purchaser Group by 10:00 a.m., New York City time, on the applicable Purchase Date whether it has elected to make the purchase offered to it pursuant to subsection 2.1(b) of this Agreement. In the event that a CP Conduit shall not have timely provided such notice, such CP Conduit shall be deemed to have elected not to make such purchase. Such Agent shall notify each Committed Purchaser for such CP Conduit on or prior to 11:00 a.m., New York City time, on the applicable Purchase Date if such CP Conduit has not elected to purchase its entire Purchaser Percentage of the Additional Class A Principal Amount, which notice shall specify (i) the identity of such CP Conduit, (ii) the portion of the Additional Class A Principal Amount, which such CP Conduit has not elected to purchase as provided above, and (iii) the respective Liquidity Percentages of such

Committed Purchasers on such Purchase Date (as determined by such Agent in good faith; for purposes of such determination, such Agent shall be entitled to rely conclusively on the most recent information provided by such CP Conduit or its agent or by the agent for its Support Parties). Subject to receiving such notice and to the satisfaction of the applicable conditions set forth in Article 3 hereof, each of such CP Conduit’s Committed Purchasers shall make a purchase of Class A Notes on the applicable Purchase Date in an amount equal to its Liquidity Percentage of the portion of the Additional Class A Principal Amount which such CP Conduit has not elected to purchase, for a purchase price equal to its share of the Additional Class A Principal Amount so purchased.

(e) The purchase price payable by each Class A Purchaser pursuant to subsection 2.1(a) shall be made available to the Agent for the related Purchaser Group, subject to the fulfillment of the applicable conditions set forth in Article 3, in accordance with the terms of the Collateral Note Master Transfer Supplement – Class A. Each Class A Purchaser’s purchase price payable pursuant to subsection 2.1(b) or 2.1(d) of this Agreement shall be made available to the Agent for its Purchaser Group, subject to the fulfillment of the applicable conditions set forth in Article 3 hereof, at or prior to 2:00 p.m., New York City time, on the applicable Purchase Date, by deposit of immediately available funds to an account of such Agent specified in subsection 9.2(b) of this Agreement. Such Agent shall promptly notify the Servicer in the event that any Class A Purchaser either fails to make such funds available to such Agent before such time or notifies such Agent that it will not make such funds available to such Agent before such time. Subject to (i) such Agent’s receipt of such funds and (ii) the fulfillment of the applicable conditions set forth in Article 3 hereof, as determined by such Agent, such Agent will not later than 4:00 p.m., New York City time, on such Purchase Date make such funds available, in the same type of funds received, by wire transfer thereof to the account in the United States specified by the Issuer in the applicable Borrowing Notice or, in the case of the purchase on the Effective Date, specified in writing by the Issuer to such Agent not later than the Business Day prior to the Effective Date.

(f) In the event that notwithstanding the fulfillment of the applicable conditions set forth in Article 3 hereof with respect to a purchase, a CP Conduit elected to make a purchase on a Purchase Date but failed to make its purchase price available to the Agent for its Purchaser Group when required by subsection 2.1(e) of this Agreement, such CP Conduit shall be deemed to have rescinded its election to make such purchase, and neither the Issuer nor any other party shall have any claim against such CP Conduit by reason of its failure to timely make such purchase. In any such case, such Agent shall give notice of such failure not later than 2:30 p.m., New York City time, on the Purchase Date to each Committed Purchaser for such CP Conduit and to the Issuer and the Servicer, which notice shall specify (i) the identity of such CP Conduit, (ii) the amount of the purchase which it had elected but failed to make and (iii) the respective Liquidity Percentages of such Committed Purchasers on such Purchase Date (as determined by such Agent in good faith; for purposes of such determination, such Agent shall be entitled to rely conclusively on the most recent information provided by such CP Conduit or its agent or by the agent for its Support Parties). Subject to receiving such notice, each of such CP Conduit’s Committed Purchasers shall purchase a portion of the Class A Principal Balance in an amount equal to its Liquidity Percentage of the amount described in clause (ii) above at or before 4:00 p.m., New York City time, on such Purchase Date and otherwise in accordance with subsection 2.1(d) of this Agreement. Subject to such Agent’s receipt of such funds, such Agent will not later than 5:00 p.m.,

New York City time, on such Purchase Date make such funds available, in the same type of funds received, by wire transfer thereof to the account of the Issuer described in subsection 2.1(e) of this Agreement, which payment shall be deemed to be timely for purposes of the Indenture.

(g) In no event shall a Committed Purchaser be required on any date to purchase an Additional Class A Principal Amount which would result in its Percentage Interest of the Class A Principal Balance, determined after giving effect to such purchase, exceeding its Adjusted Commitment. In no event may any Additional Class A Principal Amount be offered for purchase hereunder or under Section 12.6 of the Indenture, nor shall any Class A Purchaser be obligated to purchase any Additional Class A Principal Amount, to the extent that, after giving effect to such Additional Class A Principal Amount, the Class A Principal Balance would exceed the Class A Facility Limit.

(h) Prior to the earlier of October 30, 2009 and the date on which the Collateral Note Percentage equals 100%, in no event will the Issuer request that any Class A Purchaser purchase an Additional Class A Principal Amount in an amount greater than the product of (i) the “Additional Class A Principal Amount” requested to be funded under the Collateral Notes – Class A on the same date and (ii) (A) in the case of a CP Conduit, its Purchaser Percentage or (B) in the case of a Committed Purchaser, its Liquidity Percentage of the Purchaser Percentage of its related CP Conduit.

2.2 Reductions and Extensions of Commitments.

(a) At any time the Issuer may, upon at least two Business Days’ prior written notice to the Administrative Agent, reduce the Total Commitment. Each partial reduction shall be in an aggregate amount of $10,000,000 or integral multiples of $5,000,000 in excess thereof (or such other amount requested by the Issuer to which the Administrative Agent consents). Reductions of the aggregate Commitments pursuant to this subsection 2.2(a) of this Agreement shall be allocated (x) to the Maximum Purchase Amount of each CP Conduit, pro rata based on the Purchaser Percentage represented by such Maximum Purchase Amount, and (y) to the aggregate Commitments of Committed Purchasers for each CP Conduit pro rata based on their respective Liquidity Percentages, provided that if the Commercial Paper Notes of any CP Conduit are not rated at least A-1 or the equivalent by any two of S&P, by Moody’s and Fitch Rating Services, the Issuer may allocate a non-pro rata portion of any such reduction to the Maximum Purchase Amount of such CP Conduit and may allocate a non-pro rata portion of any such reduction to the Commitment of any Committed Purchaser for such CP Conduit which is a Downgraded Purchaser (it being understood that the Issuer will allocate any reduction of the Maximum Purchase Amounts of any CP Conduit pro rata according to its Maximum Purchase Amounts, if any, under each of the Class A Note Purchase Agreement, the Class B Note Purchase Agreement and the Class C Note Purchase Agreement).

(b) On the Purchase Termination Date for a Committed Purchaser, the Commitment of such Class A Purchaser shall be automatically reduced to zero.

(c) So long as no Termination Event has occurred and is continuing, the Issuer may request, through the Administrative Agent, that each Class A Purchaser consent to an extension of the Commitment Termination Date for such period as the Issuer may specify (the “Extension Length”), which decision will be made by each Class A Purchaser in its sole discretion, provided that on the date of the effectiveness of any such extension, and after giving effect to such extension, the Commitment Termination Date will not be more than three years from such date. Upon receipt of any such request, the Administrative Agent shall promptly notify each Agent thereof, which shall notify each Class A Purchaser in its Purchaser Group thereof. Not more than 60 days following the date of a request for an extension (such 60-day period, the “Election Period”), each Class A Purchaser shall notify the Agent for its Purchaser Group of its willingness or refusal to so consent to an extension of the Commitment Termination Date, and such Agent shall notify the Issuer and the Administrative Agent of such willingness or refusal by each Class A Purchaser not later than the Business Day following the last day of the Election Period. Any Class A Purchaser which notifies the applicable Agent of its refusal to consent to the extension or which does not expressly notify such Agent that it is willing to consent to an extension of the Commitment Termination Date during the applicable Election Period shall be deemed to be a (x) Nonextending Class A Purchaser after the Commitment Termination Date then in effect (such occurrence, unless such Nonextending Class A Purchaser is replaced pursuant to subsection 2.2(d) of this Agreement, a “Partial Expiration Event”) and (y) “Dissenting Purchaser” from the date of its refusal notice or the end of the applicable Election Period. If a Class A Purchaser has agreed to extend its Commitment Termination Date, and, at the end of the applicable Election Period no Termination Event shall have occurred, the Commitment Termination Date for such Class A Purchaser then in effect shall be extended to the date which is the Extension Length after its then current Commitment Expiration Date.

(d) Within two Business Days following the end of an Election Period, the Agent for each Purchaser Group shall notify each other Class A Purchaser in such Purchaser Group, the Administrative Agent, the Issuer and the Servicer of the identity of any Dissenting Purchaser and the amount of its Commitment, if any. Any of such Agent, the Issuer or, if the Dissenting Purchaser is a Committed Purchaser, the affected CP Conduit, may (but shall not be required to) request one or more other Class A Purchasers in such Purchaser Group, with the consent of the Agent (which shall not be unreasonably withheld) and, if the Dissenting Purchaser is a Committed Purchaser, the affected CP Conduit in its sole discretion, or seek another financial institution reasonably acceptable to such Agent and, if the Dissenting Purchaser is a Committed Purchaser acceptable to the affected CP Conduit in its sole discretion, to acquire all or a portion of the Commitment of the Dissenting Purchaser and all amounts payable to it hereunder and under the Sale and Servicing Agreement and the Indenture in accordance with Section 8.1 of this Agreement. Each Dissenting Purchaser hereby agrees to assign all or a portion of its Commitment and the amounts payable to it hereunder and under the Sale and Servicing Agreement and the Indenture to a replacement investor identified by the Agent for its Purchaser Group in accordance with the preceding sentence, subject to ratable payment of such Dissenting Purchaser’s Percentage Interest of the Class A Principal Balance, together with all accrued and unpaid interest thereon, and a ratable portion of all fees and other amounts due to it hereunder.

(e) If a Partial Expiration Event shall have occurred, the Issuer shall give a notice pursuant to Section 10.4 of the Indenture to cause a Limited Amortization Period to commence with the first Collection Period after the applicable Commitment Termination

Date, and shall specify with respect to such Limited Amortization Period a Class A Limited Amortization Amount at least equal to the related Class A Mandatory Partial Amortization Amount.

(f) If the Issuer shall not request an extension of the Commitment Termination Date pursuant to subsection 2.2(c), then a Partial Expiration Event shall be deemed to have occurred with respect to all Class A Purchasers on the Commitment Termination Date then in effect.

2.3 Interest, Fees, Expenses, Payments, Etc.

(a) Interest shall accrue on the Class A Principal Balance during each Interest Period at the following rates:

(i) Each CP Conduit’s Percentage Interest of the Class A Principal Balance shall bear interest on each day during each Interest Period at a rate per annum equal to such CP Conduit’s Commercial Paper Rate for such day, except as otherwise provided in clause (ii) below.

(ii) If and to the extent that, and only for so long as, a CP Conduit at any time determines in good faith that it is unable to raise or is precluded or prohibited from raising, or that it is not advisable to raise, funds through the issuance of Commercial Paper Notes in the commercial paper market of the United States to finance its purchase or maintenance of its Percentage Interest of the Class A Principal Balance or any portion thereof (which determination may be based on any allocation method employed in good faith by such CP Conduit), including by reason of market conditions or by reason of insufficient availability under any of its Support Facilities or the downgrading of any of its Support Parties, upon notice from such CP Conduit to the Agent for its Purchaser Group and the Administrative Agent, such portion of such CP Conduit’s Percentage Interest of the Class A Principal Balance shall bear interest at a rate per annum equal to the Alternative Rate, rather than as otherwise determined pursuant to clause (i) above.

(iii) Each Committed Purchaser’s (other than a Committed Purchaser which is a CP Conduit) Percentage Interest of the Class A Principal Balance shall bear interest for each Interest Period at a rate per annum equal to the Alternative Rate.

(b) The Issuer shall select the duration of the initial and each subsequent Fixed Period relating to each Borrowing subject to the limitations set forth in the definition of Fixed Period. The Issuer shall give the Administrative Agent and each Agent written notice of such selections (i) with respect to each initial Fixed Period, in the related Borrowing Notice and (ii) with respect to each subsequent Fixed Period, in a notice in the form of Exhibit E hereto, delivered prior to 11:00 a.m., New York City time, on the day before the first day of such Fixed Period, provided that if the Issuer shall fail to deliver any such notice, it shall be deemed to have selected a Fixed Period of one day. Unless consented to by each Agent, the aggregate number of Fixed Periods for all Borrowings outstanding at any one time hereunder shall not exceed 10. (A CP Conduit may issue Commercial Paper Notes with such maturities as it determines in its sole discretion regardless of the Fixed Period selected by the Issuer.)

(c) The Class A Purchasers shall be entitled to be paid, as a part of Class A Monthly Interest and Fees payable on each Distribution Date, (i) a fee (the “Class A Usage Fee”) in the aggregate amount equal to the Class A Average Principal Balance for the immediately preceding Interest Period times a rate per annum equal to the Class A Usage Fee Rate, plus (ii) a fee (the “Class A Commitment Fee”) in an amount equal to (A) the aggregate for all Class A Purchasers of the greater of (as determined separately for each Class A Purchaser) (1) the Commitment for such Class A Purchaser on such Distribution Date and (2) in the event that such Class A Purchaser is a Nonextending Class A Purchaser, an amount equal to the portion of the Class A Principal Balance owed to such Nonextending Class A Purchaser on such Distribution Date times (B) a rate per annum equal to the Class A Commitment Fee Rate. In addition, the Issuer agrees to pay to the Administrative Agent, for the account of itself or the Agents and Class A Purchasers, as the case may be, the amounts set forth in Section 3 of the Supplemental Fee Letter entered into on March 5, 2009 among the Issuer, AmeriCredit and the Administrative Agent at the times specified therein.

(d) The principal of and Class A Monthly Interest and Fees in respect of the Class A Notes shall be paid as provided in the Sale and Servicing Agreement and the Indenture. In the case of Class A Notes held by an Agent as agent for members of its Purchaser Group, such Agent shall allocate to the Class A Owners in its Purchaser Group each payment in respect of the Class A Notes received by such Agent in its capacity as Class A Noteholder as provided herein. Payments in reduction of the portion of the Class A Principal Balance evidenced by a Class A Note shall be allocated and applied to Class A Owners of such Class A Note pro rata based on their respective Percentage Interests of the Class A Principal Balance, or in any such case in such other proportions as each affected Class A Purchaser may agree upon in writing from time to time with such Agent and the Issuer; provided that from and after the occurrence of a Partial Expiration Event until the earlier to occur of (i) the Purchase Termination Date and (ii) the date on which (A) the aggregate amount of payments in reduction of the Class A Principal Balance made after the date of the occurrence of the related Partial Expiration Event equals (B) the related Class A Mandatory Partial Amortization Amount, payments in reduction of the portion of the Class A Principal Balance shall be allocated and applied to Nonextending Class A Purchasers and related CP Conduits pro rata based on their respective shares of the Class A Principal Balance which were used to determine such Class A Mandatory Partial Amortization Amount. Payments of interest in respect of the portion of the Class A Principal Balance evidenced by a Class A Note shall be allocated and applied to Class A Owners of such Class A Note pro rata based upon the respective amounts of interest due and payable to them, determined as provided above in subsection 2.3(a). Payments of the Class A Usage Fee shall be allocated and paid to Class A Owners pro rata based upon their respective interest in the Class A Principal Balance for the applicable Interest Period. Payments of the Class A Commitment Fee shall be allocated and paid to the Agent for each Purchaser Group pro rata based on the aggregate Commitments of the Class A Purchasers in such Purchaser Group. Each Class A Purchaser in a Purchaser Group shall be entitled to receive the share of the Class A Commitment Fee allocated to such Purchaser Group as may be agreed upon from time to time between such Class A Purchaser and the Agent for such Purchaser Group.

(e) Any principal, interest (including interest payable pursuant to this clause (e)), fees or other amounts due and payable hereunder (without regard to any limitations set forth herein on the sources from which such amount may be paid) which are not paid to the Administrative Agent or the Agents, as the case may be, prior to the times set forth in Section 2.3(g) on the due date thereof (whether due pursuant to acceleration or otherwise) shall accrue interest (after as well as before judgment) at a rate equal to the rate of interest otherwise applicable to the principal amount to which such overdue amount relates from and including the due date thereof to but excluding the date such amount is actually paid. Accrued and unpaid interest in respect of overdue Class A Monthly Interest and Fees, shall be payable as a part of Class A Monthly Interest and Fees on each Distribution Date. Any overdue principal, any accrued and unpaid interest payable pursuant to this subsection 2.3(e) in respect of overdue fees or other amounts not described in the preceding sentence shall be payable on demand and in any event on each Distribution Date by the party obligated to pay such overdue amount.

(f) Unless otherwise specified in an applicable Supplemental Fee Letter, interest calculated by reference to the Commercial Paper Rate or the Adjusted Eurodollar Rate shall be calculated on the basis of a 360-day year for the actual days elapsed. Interest calculated by reference to the Prime Rate shall be calculated on the basis of a 365- or 366-day year, as applicable, for the actual days elapsed. Class A Usage Fees, Class A Commitment Fees and other periodic fees or amounts payable hereunder shall be calculated, unless otherwise specified in the Supplemental Fee Letter, on the basis of a 360-day year and for the actual days elapsed.

(g) All payments to be made hereunder or under the Sale and Servicing Agreement or the Indenture, whether on account of principal, interest, fees or otherwise, shall be made without setoff or counterclaim in United States dollars and in immediately available funds and shall be made (x) in the case of payments due on an Interim Distribution Date, prior to 2:30 p.m., New York City time, on the due date thereof to each Agent at its account specified on the signature pages hereof or as otherwise directed pursuant to subsection 9.2(b) hereof, and (y) in the case of all other payments, including payments due on Distribution Dates, prior to 12:00 noon, New York City time, on the due date thereof to the Administrative Agent at its account specified in subsection 9.2(b) hereof. Payments received by an Agent or the Administrative Agent after 2:30 p.m., New York City time, shall be deemed to have been made on the next Business Day. The Administrative Agent will distribute such payments received by it to the Agents promptly upon receipt, but no later than 2:00 p.m., New York City time, on the day received if such payment is received prior to 12:00 noon, New York City time, and no later than noon, New York City time, on the Business Day after such payment is received if received after 12:00 noon, New York City time. Notwithstanding anything herein to the contrary, if any payment due hereunder becomes due and payable on a day other than a Business Day, the payment date thereof shall be extended to the next succeeding Business Day and interest shall accrue thereon at the applicable rate during such extension. To the extent that (i) the Trustee, the Issuer or the Servicer makes a payment to the Administrative Agent or an Agent or Class A Purchaser or (ii) the Administrative Agent or an Agent or Class A Purchaser receives or is deemed to have received any payment or proceeds for application to an obligation, which payment or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy or insolvency law, state or Federal law, common law, or for equitable cause, then, to the extent such payment or proceeds are set aside, the obligation or part thereof intended to be satisfied shall be revived and continue in full force and effect, as if such payment or proceeds had not been received or deemed received by the Administrative Agent or such Agent or Class A Purchaser, as the case may be.

(h) If its Percentage Interest of the Class A Principal Balance then exceeds zero, each CP Conduit shall notify the Agent for its Purchaser Group at or before 4:00 p.m. on the date on which the Alternative Rate becomes applicable to its Percentage Interest of the Class A Principal Balance or a portion thereof pursuant to subsection 2.3(a)(ii) of this Agreement, of the applicability thereof. Each CP Conduit shall notify such Agent at or before 4:00 p.m., New York City time, on each Interest Rate Determination Date of (x) the estimate of the interest payable to such CP Conduit for the Interest Period ending on the succeeding Distribution Date (such notification may be based on such CP Conduit’s good faith estimate of the Commercial Paper Rate if the actual rate is not then known to such CP Conduit) and (y) the amount of any variation between interest payable to such CP Conduit for the preceding Interest Period based on such notices and estimates and interest which should have been payable to such CP Conduit for such Interest Period based on its final determination of the Commercial Paper Rate for such Interest Period. The amount of any shortfall in interest based on such variation shall be included in the portion of Class A Monthly Interest and Fees payable to such CP Conduit on the following Distribution Date, and the amount of any overpayment of interest to such CP Conduit based on such variation shall be credited, dollar for dollar, against the portion of Class A Monthly Interest and Fees otherwise payable to such CP Conduit for the following Interest Period. Each determination by a CP Conduit of its applicable Commercial Paper Rate pursuant to this Agreement shall be conclusive and binding on the Class A Purchasers, each Agent, the Administrative Agent, the Issuer, the Servicer and the Trustee in the absence of manifest error.

(i) If the Percentage Interest of the Class A Principal Balance of a CP Conduit then exceeds zero, the Agent for its Purchaser Group shall notify the Issuer and the Servicer before 4:00 p.m. on the date on which the Alternative Rate becomes applicable to the Percentage Interest of the Class A Principal Balance of such Class A Purchaser in such Purchaser Group (or a portion thereof) pursuant to subsection 2.3(a)(ii) of this Agreement, of the occurrence thereof. On each date on which the Alternative Rate is applicable to any portion of the Class A Principal Balance and the Adjusted Eurodollar Rate or the Prime Rate changes, the Administrative Agent shall notify the Issuer and the Servicer of the Alternative Rate and the Prime Rate, if then applicable to any portion of the Class A Principal Balance. For such purposes, the Agents may rely conclusively on notices from CP Conduits as to the interest rate or rates from time to time applicable to their respective Percentage Interest of the Class A Principal Balance. Each Agent shall notify the Administrative Agent on or before each Interest Rate Determination Date of (x) the interest payable to the Class A Purchasers in its Purchaser Group for the Interest Period ending on the succeeding Distribution Date (such notification from an Agent may be based on each CP Conduit’s notices and estimates of the Commercial Paper Rate as provided to such Agent pursuant to subsection 2.3(h) hereof) and (y) the amount of any variation between the amount of interest payable on the Percentage Interest of the Class A Principal Balance of Class A Purchasers in its Purchaser Group based on notices and estimates delivered pursuant to this subsection 2.3(i) and the actual amount thereof for the preceding Interest Period. The amount of any shortfall in interest based on such variation shall be a positive “Estimated Interest Adjustment” for such Interest Period, and the amount of any overpayment of interest based on such variation shall be a negative “Estimated Interest Adjustment” for such Interest Period. Any positive Estimated Interest

Adjustment for an Interest Period shall be deemed not due on the Distribution Date for such Interest Period, but shall be due on the Distribution Date related to the next succeeding Interest Period and in any event on the final Distribution Date for Class A Notes. An Estimated Interest Adjustment shall not bear interest, unless not paid when due as provided in the preceding sentence. Each determination of the Commercial Paper Rate, the Alternative Rate and the Prime Rate by the Administrative Agent or an Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Class A Purchasers, the Issuer, the Administrative Agent, the Servicer and the Trustee in the absence of manifest error.

(j) On the Business Day prior to each Interim Distribution Date, each Class A Purchaser shall notify the Agent for its Purchaser Group, and each Agent shall notify the Administrative Agent, of the amount of interest accrued and unpaid on the portion of the Class A Principal Balance held by such Class A Purchaser or Purchaser Group, as the case may be, which is scheduled to be repaid on such Interim Distribution Date.

2.4 Requirements of Law.

(a) In the event that any Class A Purchaser shall have reasonably determined that any Regulatory Change shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, such Class A Purchaser and the result of any of the foregoing is to increase the cost to such Class A Purchaser, by an amount which such Class A Purchaser deems to be material, of maintaining its Commitment or its interest in the Class A Notes or to reduce any amount receivable in respect thereof, then, in any such case, after submission by such Class A Purchaser to the Agent for its Purchaser Group of a written request therefor and the submission by such Agent to the Issuer and the Servicer of such written request therefor, such Class A Purchaser (through the Agent for its Purchaser Group) shall be entitled to be paid, but only to the extent funds are then or thereafter become available therefor pursuant to subsection 5.5(a) or subsection 5.5(b) of the Sale and Servicing Agreement, any additional amounts necessary to compensate such Class A Purchaser for such increased cost or reduced amount receivable, to the extent not already reflected in the applicable interest rate, no later than the Distribution Date following receipt by the Issuer and the Servicer of such request for compensation under this subsection 2.4(a), if such request is received by the Issuer and the Servicer no later than five Business Days prior to the Determination Date related to such Distribution Date, and otherwise on the following Distribution Date (or, if earlier, on the Termination Date).

(b) In the event that any Class A Purchaser shall have reasonably determined that any Regulatory Change regarding capital adequacy has the effect of reducing the rate of return on such Class A Purchaser’s capital or on the capital of any Person controlling such Class A Purchaser as a consequence of its obligations hereunder or its maintenance of its Commitment or its interest in the Class A Notes to a level below that which such Class A Purchaser or such Person could have achieved but for such Regulatory Change (taking into consideration such Class A Purchaser’s or such Person’s policies with respect to capital adequacy) by an amount deemed by such Class A Purchaser or such Person to be material, then, from time to time, after submission by such Class A Purchaser to the Agent for its Purchaser Group of a written request therefor and submission by such Agent to the Issuer and the Servicer of such written request therefor, such Class A Purchaser (through the Agent for its Purchaser Group) shall be entitled to be paid, but only to the extent funds are then or thereafter become available therefor pursuant subsection 5.5(a) or subsection 5.5(b) of the Sale and Servicing Agreement, such additional amount or amounts as will compensate such Class A Purchaser or such Person, as applicable, for such reduction, no later than the Distribution Date following receipt by the Issuer and the Servicer of such request for compensation under this subsection 2.4(b) of this Agreement, if such request is received by the Issuer and the Servicer no later than five Business Days prior to the Determination Date related to such Distribution Date, and otherwise on the following Distribution Date (or, if earlier, on the Termination Date). Nothing in this subsection 2.4(b) shall be deemed to require the Issuer to pay any amount to a Class A Purchaser to the extent such Class A Purchaser has been compensated therefor under another provision of this Agreement or to the extent such amount is already reflected in the applicable interest rate.

(c) Each Class A Purchaser agrees that it shall use its reasonable efforts to reduce or eliminate any claim for compensation pursuant to subsections 2.4(a) and 2.4(b) of this Agreement, including but not limited to designating a different Investing Office for its Class A Notes (or any interest therein) if such designation will avoid the need for, or reduce the amount of, any increased amounts referred to in subsection 2.4(a) or 2.4(b) hereof and will not, in the reasonable opinion of such Class A Purchaser, be unlawful or otherwise disadvantageous to such Class A Purchaser or inconsistent with its policies or result in any unreimbursed cost or expense to such Class A Purchaser or in an increase in the aggregate amount payable under subsections 2.4(a) and 2.4(b) hereof. If such claim is not eliminated by any such designation or no such designation is done and the Class A Purchaser does not waive payment of such amount, the Issuer shall have the right to procure a replacement purchaser which is not so affected and which is reasonably acceptable to the Agent for the related Purchaser Group and the Administrative Agent (a “Replacement Purchaser”) to replace such Class A Purchaser. No replacement of a Class A Purchaser shall be effected pursuant to this subsection 2.4(c) if, after giving effect thereto, any amounts shall be owing to the replaced Class A Purchaser hereunder. Each affected Class A Purchaser hereby agrees to take, at the Issuer’s expense, all actions necessary to permit a Replacement Purchaser to succeed to its rights and obligations hereunder.

Notwithstanding the foregoing, (i) if the Class A Purchaser being replaced pursuant to this subsection is a Committed Purchaser, the Replacement Purchaser shall be acceptable to such the related CP Conduit and (ii) if the Class A Purchaser being replaced pursuant to this subsection is a CP Conduit, the Replacement Purchaser shall be acceptable to all related Committed Purchasers; and it shall be a condition of such replacement Committed Purchaser that such Replacement Purchaser enter into substitute Support Facilities for those to which the Class A Purchaser being replaced is a party on terms mutually acceptable to the parties thereto. In the event that a proposed Replacement Purchaser designated by the Issuer and approved by the applicable Agent and the Administrative Agent as provided in this subsection is not acceptable to the applicable CP Conduit or the applicable Committed Purchasers, as applicable, or has not within a reasonable period entered into applicable Support Facilities, and another replacement Class A Purchaser has not been promptly procured as provided in this subsection with the consent of all affected parties, then any Class A Purchaser which failed to consent to such replacement or to enter into such Support Facilities may be replaced by a Replacement Purchaser as provided in this subsection.

(d) Each Class A Purchaser claiming increased amounts described in subsection 2.4(a) or 2.4(b) of this Agreement will furnish to the Agent for its Purchaser Group (together with its request for compensation) a certificate prepared in good faith setting forth the basis and the calculation of the amount (in reasonable detail) of each request by such Class A Purchaser for any such increased amounts referred to in subsection 2.4(a) or 2.4(b) hereof. Any such certificate shall be conclusive absent manifest error, and such Agent shall deliver a copy thereof to the Issuer and the Servicer. Failure on the part of any Class A Purchaser to demand compensation for any amount pursuant to subsection 2.4(a) or 2.4(b) hereof with respect to any period shall not constitute a waiver of such Class A Purchaser’s right to demand compensation with respect to such period; provided, however, notwithstanding the foregoing provisions of this Section 2.4, a Class A Purchaser shall not be compensated for any such amount relating to any period ending, and of which such Class A Purchaser has had knowledge, more than six months prior to the date that such Class A Purchaser notifies the Issuer and the Servicer in writing thereof or for any amounts resulting from a change by any Class A Purchaser of its Investing Office (other than changes required by law or changes made pursuant to subsection 2.4(c)).

2.5 Taxes.

(a) All payments made to the Class A Purchasers, the Agents or the Administrative Agent under this Agreement and the Sale and Servicing Agreement and the Indenture (including all amounts payable with respect to the Class A Notes) shall, to the extent allowed by law, be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority (collectively, “Taxes”), excluding (i) income taxes (including branch profit taxes, minimum taxes and taxes computed under alternative methods, at least one of which is based on or measured by net income), franchise taxes (imposed in lieu of income taxes), or any other taxes based on or measured by the net income of such Class A Purchaser, Participant, Agent or the Administrative Agent (as the case may be) or the gross receipts or income of such Class A Purchaser, Participant, Agent or the Administrative Agent, as the case may be; (ii) any Taxes that would not have been imposed but for the failure of such Class A Purchaser, Participant, Agent or the Administrative Agent, as applicable, to provide and keep current (to the extent legally able) any certification or other documentation required to qualify for an exemption from, or reduced rate of, any such Taxes or required by this Agreement to be furnished by such Class A Purchaser, Participant, Agent or the Administrative Agent, as applicable; and (iii) any Taxes imposed as a result of a change by any Class A Purchaser or Participant of its Investing Office (other than changes mandated by this Agreement, including subsection 2.4(c) hereof, or required by law) (all such excluded taxes being hereinafter called “Excluded Taxes”).

If, as a result of any change in law, treaty or regulation or in the interpretation or administration thereof by any governmental or regulatory agency or body charged with the administration or interpretation thereof, or the adoption of any law, treaty or regulation, any Taxes, other than Excluded Taxes, are required to be withheld from any amounts payable to a Class A Purchaser or Agent or the Administrative Agent hereunder or under the Sale and Servicing Agreement or the Indenture, then after submission by any Class A Purchaser to the Agent for its Purchaser Group (in the case of an amount payable to a Class A Purchaser) and by any Agent or the Administrative Agent to the Issuer and the Servicer of a written request therefor, the amounts so payable to such Class A Purchaser or Agent or the Administrative Agent, as applicable, shall be increased, and such Class A Purchaser (through the applicable Agent) or Agent or the Administrative Agent, as applicable, shall be entitled to be paid (in the case of payments from the Seller or the Issuer, only to the extent funds are then or thereafter available therefor pursuant to clause (xix) of subsection 5.5(a) or (xiv) of subsection 5.5(b) of the Sale and Servicing Agreement), the amount of such increase to the extent necessary to yield to such Class A Purchaser or Agent or the Administrative Agent, as applicable (after payment of all such Taxes) interest or any such other amounts payable hereunder or thereunder at the rates or in the amounts specified in this Agreement or in the Sale and Servicing Agreement and the Indenture, as applicable, no later than the Distribution Date following receipt by the Issuer and the Servicer of a request for such additional amounts under this subsection 2.5(a), if such request is received by the Issuer and the Servicer no later than five Business Days prior to the Determination Date related to such Distribution Date, and otherwise on the following Distribution Date (or, if earlier, on the Termination Date); provided, however, that the amounts so payable to such Class A Purchaser or Agent or the Administrative Agent shall not be increased pursuant to this subsection 2.5(a) if such requirement to withhold results from the failure of such Person to comply with subsection 2.5(c) hereof. Whenever any Taxes are payable on or with respect to amounts distributed to a Class A Purchaser or Agent or the Administrative Agent, as promptly as possible thereafter the Issuer and the Servicer shall send to the Agent, on behalf of such Class A Purchaser, or to such Agent or the Administrative Agent, as applicable, a certified copy of an original official receipt showing payment thereof. Notwithstanding any other provisions of this Section 2.5, the Servicer shall not have any liability under this Section 2.5 for the payment of Taxes except for Taxes (other than Excluded Taxes) assessed on indemnification payments made or required to be made by the Servicer for its own account under Section 2.6 of this Agreement. If the Issuer, the Seller or the Servicer, as applicable, fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Agent, on behalf of itself or such Class A Purchaser, or to such Agent or the Administrative Agent, as applicable, the required receipts or other required documentary evidence, such Class A Purchaser (through the applicable Agent) or Agent or the Administrative Agent, as applicable, shall be entitled to be paid, in the case of a failure by the Issuer or AFC, only to the extent funds are then or thereafter available therefor pursuant to clause (xix) of subsection 5.5(a) or (xiv) of subsection 5.5(b) of the Sale and Servicing Agreement) or in the case of a failure by the Servicer, by such entity, as the case may be, any incremental taxes, interest or penalties that may become payable by such Class A Purchaser or Agent or the Administrative Agent, as applicable, as a result of any such failure no later than the Distribution Date following receipt by the Issuer and the Servicer of such request for payment under this subsection 2.5(a), if such request is received by the Issuer and the Servicer no later than five Business Days prior to the Determination Date related to such Distribution Date, and otherwise on the following Distribution Date (or, if earlier, on the Termination Date).

(b) A Class A Purchaser claiming increased amounts under subsection 2.5(a) hereof for Taxes paid or payable by such Class A Purchaser will furnish to the applicable Agent a certificate prepared in good faith setting forth the basis and amount of each request by such Class A Purchaser for such Taxes, and such Agent shall deliver a copy thereof to the Issuer and the Servicer. An Agent or the Administrative Agent claiming increased amounts under subsection 2.5(a) hereof for its own account for Taxes paid or payable by such Agent or the Administrative Agent, as applicable, will furnish to the Issuer and the Servicer a certificate prepared in good faith setting forth the basis and amount of each request by the Agent or the Administrative Agent for such Taxes. Any such certificate of a Class A Purchaser or Agent or the Administrative Agent shall be conclusive absent manifest error. Failure on the part of any Class A Purchaser or Agent or the Administrative Agent to demand additional amounts pursuant to subsection 2.5(a) of this Agreement with respect to any period shall not constitute a waiver of the right of such Class A Purchaser or Agent or the Administrative Agent, as the case may be, to demand compensation with respect to such period. All such amounts shall be due and payable to such Class A Purchaser (through the applicable Agent) or Agent or the Administrative Agent, as the case may be, on the Distribution Date following receipt by the Issuer and the Servicer of such certificate, if such certificate is received by the Issuer and the Servicer at least five Business Days prior to the Determination Date related to such Distribution Date and otherwise shall be due and payable on the following Distribution Date (or, if earlier, on the Termination Date).

(c) Each Class A Purchaser and each Participant holding an interest in Class A Notes agrees that prior to the date on which the first interest or fee payment hereunder is due thereto, it will deliver to the Issuer, the Servicer, the Trustee, the applicable Agent and the Administrative Agent (i) if such Class A Purchaser or Participant is not incorporated under the laws of the United States or any State thereof, two duly completed copies of the U.S. Internal Revenue Service Form W-8ECI or Form W-8BEN claiming treaty benefits, or in either case successor applicable forms required to evidence that the Class A Purchaser or Participant is entitled to receive payments under this Agreement and with respect to the Class A Notes without deduction or withholding of any United States federal income taxes, (ii) in the case of any other Class A Purchaser or Participant, a duly completed U.S. Internal Revenue Service Form W-9 or successor applicable or required forms, and (iii) such other forms and information as may be required to confirm the availability of any applicable exemption from United States federal, state or local withholding taxes. Each Class A Purchaser or Participant holding an interest in Class A Notes also agrees to deliver to the Issuer, the Servicer, the Trustee, the applicable Agent and the Administrative Agent two further copies of such Form W-8ECI, Form W-8BEN claiming treaty benefits or Form W-9, or such successor applicable forms or other manner of certification, as the case may be, on or before the date that any such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form previously delivered by it hereunder, and such extensions or renewals thereof as may reasonably be requested by an Agent or the Administrative Agent, unless in any such case, solely as a result of a change in treaty, law or regulation occurring prior to the date on which any such delivery would otherwise be required, the Class A Purchaser is no longer eligible to deliver then-applicable form set forth above and so advises the Issuer, the applicable Agent and the Administrative Agent. Each Class A Purchaser certifies, represents and warrants as of the Effective Date, each Assignee and each Participant (in either case other than a Support Party) shall certify, represent and warrant as a condition of acquiring its Assignment or Participation as of the effective date of the Transfer Supplement to which it is a party or of such Participation, as the case may be, and each Support Party shall certify, represent and warrant as of the effective date of its becoming a Support Party, that (x) it is entitled to receive payments under this Agreement and with respect to the Class A Notes without deduction or withholding of any United States federal income taxes and (y) it is entitled to an exemption from United States backup withholding tax.

(d) Each Class A Purchaser agrees that it shall use its reasonable efforts to designate a different Investing Office if such designation will eliminate or reduce any amount due under this Section 2.5 and will not, in the reasonable opinion of such Class A Purchaser, be unlawful or otherwise disadvantageous to such Class A Purchaser or inconsistent with its policies or result in any unreimbursed cost or expense to such Class A Purchaser. If such amount is not eliminated by any such designation or no such designation is done and the Class A Purchaser does not waive payment of such amount, the Issuer shall have the right to procure a replacement purchaser which is not so affected and which is reasonably acceptable to the Agent for the related Purchaser Group and the Administrative Agent (a “Replacement Purchaser”) to replace such Class A Purchaser. No replacement of a Class A Purchaser shall be effected pursuant to this subsection 2.5(d) if, after giving effect thereto, any amounts shall be owing to the replaced Class A Purchaser hereunder. Each affected Class A Purchaser hereby agrees to take all actions necessary to permit a Replacement Purchaser to succeed to its rights and obligations hereunder.

Notwithstanding the foregoing, (i) if the Class A Purchaser being replaced pursuant to this subsection is a Committed Purchaser, the Replacement Purchaser shall be acceptable to the related CP Conduit and (ii) if the Class A Purchaser being replaced pursuant to this subsection is a CP Conduit, the Replacement Purchaser shall be acceptable to all related Committed Purchasers; and it shall be a condition of such replacement Committed Purchaser that such Replacement Purchaser enter into substitute Support Facilities for those to which the Class A Purchaser being replaced is a party on terms mutually acceptable to the parties thereto. In the event that a proposed Replacement Purchaser designated by the Issuer and approved by the applicable Agent and the Administrative Agent as provided in this subsection is not acceptable to the applicable CP Conduit or the applicable Committed Purchasers, as applicable, or has not within a reasonable period entered into applicable Support Facilities, and another replacement Class A Purchaser has not been promptly procured as provided in this subsection with the consent of all affected parties, then any Class A Purchaser which failed to consent to such replacement or to enter into such Support Facilities may be replaced by a Replacement Purchaser as provided in this subsection.

2.6 Indemnification.

(a) Without limiting any other rights which any such Person may have hereunder or under applicable law, AmeriCredit hereby agrees to indemnify each of the Administrative Agent, the Agents, and the Class A Purchasers, and each other Affected Party and each of their Affiliates, and each of their respective successors, transferees, participants and assigns and all officers, directors, managers, shareholders, controlling persons, employees, members and agents of any of the foregoing (each of the foregoing Persons being individually called an “Indemnitee”), forthwith on demand, from and against any and all damages, losses, claims, liabilities and related costs and expenses, including reasonable attorneys’ fees and disbursements (all of the foregoing being collectively called “Indemnified Amounts”) awarded against or incurred by any of them arising out of or relating to any Basic Document or the transactions contemplated thereby or the use of proceeds therefrom by the Issuer, including (without limitation) in respect of the funding of any Borrowing or in respect of any Receivable, excluding, however, (a) Indemnified Amounts to the extent determined by a court of competent jurisdiction to have resulted from gross negligence or willful misconduct on the part of such Indemnitee or its agent or subcontractor, (b) except as otherwise provided herein, non-payment by any obligor of an amount due and payable with respect to a Receivable, (c) any loss in value of any Financed Vehicle or Eligible Investment due to changes in market conditions or for other reasons beyond the control of AmeriCredit or the Issuer, (d) any Excluded Tax or (e) any amount which represents legal, accounting or other costs incurred by any Indemnitee in respect of any legal action between such Indemnitee and AmeriCredit or any Affiliate of AmeriCredit if a court of competent jurisdiction makes a final determination that AmeriCredit is the prevailing party. Without limiting the foregoing, but subject to the exclusions (a) through (e) above, AmeriCredit agrees to indemnify each Indemnitee for Indemnified Amounts arising out of or relating to:

(i) the breach of any representation or warranty made by the Issuer, the Seller (or any of its officers) or AmeriCredit (in any capacity) or any Affiliate of AmeriCredit under or in connection with this Agreement or the other Basic Documents, any Servicer’s Certificate, Borrowing Base Confirmation or any other information, report or certificate delivered by the Issuer, the Seller, Servicer or AmeriCredit (in any capacity) or an Affiliate of AmeriCredit pursuant hereto or thereto, which shall have been false or incorrect in any material respect when made or deemed made;

(ii) the failure by the Issuer, the Seller, the Servicer or AmeriCredit (in any capacity) to comply in any material way with any applicable law, rule or regulation with respect to any Receivable or any Financed Vehicle, or the nonconformity of any Receivable with any such applicable law, rule or regulation;

(iii) the failure to vest and maintain vested in the Trust Collateral Agent, for the benefit of the Noteholders, a first-priority security interest in all the Collateral, free and clear of any Lien;

(iv) any dispute, claim, offset or defense (other than discharge in bankruptcy) of an Obligor to the payment of any Receivable (including, without limitation, a defense based on such Receivable not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms);

(v) any failure of AmeriCredit or an Affiliate of AmeriCredit, as Servicer, to perform its duties or obligations in accordance with the provisions of the Sale and Servicing Agreement or any provision contained in any other Basic Document;

(vi) any claim involving products liability that arises out of or relates to merchandise or services that are the subject of any Receivable or strict liability claim in connection with any Financed Vehicle related to a Receivable;

(vii) any tax or governmental fee or charge (but not including any Excluded Taxes), all interest and penalties thereon or with respect thereto, and all out-of-pocket costs and expenses, including the reasonable fees and expenses of counsel in defending against the same, which may arise by reason of the making, maintenance or funding, directly or indirectly, of any Borrowing, or any other interest in the Collateral;

(viii) the offering or sale of the Notes or the offering or effectuation of any Take-Out Securitization;

(ix) the commingling of the proceeds of the Collateral at any time with other funds; or

(x) the occurrence of a CP Conduit Consolidation Event.

If for any reason (other than the exclusions (a) through (e) set forth in the first paragraph of this Section 2.6(a)) the indemnification provided above in this Section 2.6(a) is unavailable to an Indemnitee or is insufficient to hold an Indemnitee harmless, then AmeriCredit shall contribute to the amount paid or payable by such Indemnitee as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by such Indemnitee, on the one hand, and AmeriCredit, its Affiliates and the Issuer, on the other hand, but also the relative fault of such Indemnitee, on the one hand, and AmeriCredit, its Affiliates or the Issuer, on the other hand, as well as any other relevant equitable considerations.

(b) AmeriCredit (i) shall agree to be bound by the terms, covenants and conditions contained herein applicable to the Servicer and to be subject to the duties and obligations of the Servicer hereunder, (ii) as of the date of its acceptance, shall be deemed to have made with respect to itself only the representations and warranties made by the Servicer in subsections 4.1(a) through 4.1(e) hereof (in the case of subsection 4.1(a) with appropriate factual changes) and (iii) shall severally as to itself agree to indemnify and hold harmless any Indemnitee from and against any and all claims, damages, losses, liabilities, costs or expenses (including the fees and expenses of counsel) whatsoever which such Indemnitee may incur (or which may be claimed against such Indemnitee) by reason of the negligence or willful misconduct of AmeriCredit in exercising its powers and carrying out its obligations as Servicer under this Agreement, the Sale and Servicing Agreement or any Related Document.

(c) In the event that for any reason, (i) the basis for calculation of interest on any portion of any CP Conduit’s Percentage Interest of the Class A Principal Balance shall change from the Commercial Paper Rate to the Alternative Rate or from the Adjusted Eurodollar Rate to the Prime Rate, (ii) the Issuer shall revoke or cancel any Borrowing Notice or decrease the Additional Class A Principal Amount subject thereto, or (iii) any Class A Purchaser receives any repayment of any portion of its share of any Borrowing constituting a part of the Class A Principal Balance on a date other than the last day of a Fixed Period for such Borrowing, including, without limitation, on an Interim Distribution Date, then in any such case each affected Class A Purchaser shall be entitled to be indemnified by the Issuer, against, and to be paid the amount equal to any loss or reasonable out-of-pocket expense suffered by such Class A Purchaser as a result of such change or such repayment, including, in the case of a CP Conduit, any loss, cost or expense suffered by such CP Conduit by reason of its issuance of Commercial Paper Notes or its incurrence of other obligations reasonably allocated by such CP Conduit to its funding or the maintenance of its funding of its share of the Class A Principal Balance, or, in the case of any Class A Purchaser, redeploying funds prepaid or repaid, in amounts which correspond to its share of the Class A Principal Balance, but in each case only to the extent funds are then or thereafter available therefor pursuant to subsection 5.5(a) or subsection 5.5(b) of the Sale and Servicing Agreement. A statement setting forth in reasonable detail the calculations of any additional amounts payable pursuant to this Section submitted by a Class A Purchaser or Agent or by the Administrative Agent, as the case may be, to the Issuer and the Servicer and shall be conclusive absent manifest error. Amounts payable pursuant to this subsection 2.6(c) shall be due no later than the Distribution Date following receipt by the Issuer and the Servicer of such request for payment under this subsection 2.6(c), if such request is received by the Issuer and the Servicer no later than five Business Days prior to the Determination Date related to such Distribution Date, and otherwise on the following Distribution Date (or, if earlier, on the Termination Date).

2.7 Expenses, etc.

(a) The Servicer agrees to pay on demand (i) to the Administrative Agent and the initial Class A Purchasers and Agents all reasonable costs and expenses in connection with the preparation, execution, and delivery of this Agreement and the other documents to be delivered hereunder or in connection herewith, including, subject to the limitations specified in the Supplemental Fee Letters, the reasonable fees and out-of-pocket expenses of counsel with respect thereto and the amounts due to S&P in connection with its rating of the Notes and its review of the initial CP Conduits’ acquisition of the Class A Notes, (ii) to the Administrative Agent all reasonable costs and expenses in connection with the preparation, execution, and delivery of Joinder Supplements and the other documents to be delivered in connection therewith, including, subject to the limitations specified in the Supplemental Fee Letters, the reasonable fees and out-of-pocket expenses of counsel with respect thereto, (iii) to the Administrative Agent and each Agent and Class A Purchaser all reasonable costs and expenses in connection with any amendments of or waivers or consents under this Agreement or the Related Documents, including in each case the reasonable fees and out-of-pocket expenses of counsel with respect thereto, and (iv) to the Administrative Agent and each Agent and Class A Purchaser, on demand, all reasonable costs and expenses (including reasonable fees and expenses of counsel), if any, in connection with the enforcement of this Agreement or any of the Related Documents, and the other documents delivered thereunder or in connection therewith. Upon being found to have breached its own representations, warranties or obligations under this Agreement or any Related Documents, the Servicer agrees to pay to the Administrative Agent and each Agent and Class A Purchaser, on demand, all reasonable costs and expenses (including reasonable fees and expenses of counsel), if any, incurred solely in connection with the enforcement of such representations, warranties or obligations against the Servicer.

(b) The Servicer agrees to pay on demand any and all stamp, transfer and other similar taxes (other than Excluded Taxes) and governmental fees payable in connection with the execution, delivery, filing and recording of any of the Related Documents and each related Support Facility, and agrees to save each Class A Purchaser and Agent and the Administrative Agent harmless from and against any liabilities with respect to or resulting from any delay in paying or any omission to pay such taxes and fees.

2.8 Effect of Event of Default.

(a) Optional Termination. Upon the occurrence of an Event of Default (other than an Event of Default described in Section 5.1(iii) or (iv) of the Indenture), the Administrative Agent may with the consent of the Majority Class A Purchasers, and, at the direction of the Majority Class A Purchasers, the Administrative Agent shall declare the Purchase Termination Date to have occurred, whereupon the Commitments of the Committed Purchasers, if any, hereunder shall terminate.

(b) Automatic Termination. Upon the occurrence of an Event of Default described in Section 5.1(iii) or (iv) of the Indenture, the Purchase Termination Date shall be deemed to have occurred automatically, and the Commitments of the Committed Purchasers, if any, hereunder shall be deemed to have terminated.

2.9 Defaulting Committed Purchaser.

(a) Termination of Defaulting Committed Purchaser. Notwithstanding the provisions of Section 2.2 or any other provision of this Agreement to the contrary, the Issuer may terminate the unused amount of the Commitment of any Committed Purchaser that is a Defaulting Committed Purchaser upon not less than 3 Business Days’ prior notice to the Administrative Agent (which shall promptly notify the Trustee, each Agent and each Committed Purchaser), provided that such termination shall not be deemed to be a waiver or release of any claim the Issuer, the Administrative Agent or any Non-Defaulting Committed Purchaser may have against such Defaulting Committed Purchaser.

(b) Fees. Notwithstanding any other provision of this Agreement to the contrary, during such period as an Committed Purchaser is a Defaulting Committed Purchaser (with respect to such Defaulting Committed Purchaser, a “Default Period”), such Defaulting Committed Purchaser shall not be entitled to any applicable fees or interest accruing to it during such Default Period under this Agreement and its Class A Note (without prejudice to the rights of the Non-Defaulting Committed Purchasers in respect of such fees and interest).

(c) Amendments, Etc. Notwithstanding the provisions of Section 9.1 or any other provision of this Agreement to the contrary, during such period as an Committed Purchaser is a Defaulting Committed Purchaser, to the fullest extent permitted by applicable law such Committed Purchaser shall not be entitled to vote in respect of amendments and waivers hereunder and the Commitment and the outstanding Class A Principal Balance of such Committed Purchaser hereunder shall not be taken into account in determining whether the requisite vote has been obtained with respect to any matter; provided, that any such amendment or waiver that would (A) increase or extend the term of the Commitment of such Defaulting Committed Purchaser, (B) extend the date fixed for the payment of principal or interest owing to such Defaulting Committed Purchaser hereunder, (C) reduce the principal amount of any obligation owing to such Defaulting Committed Purchaser, (D) reduce the amount of or the rate of interest on any amount accrued prior to the Default Period and owing to such Defaulting Committed Purchaser, or of any fee incurred prior to the Default Period and payable to such Defaulting Committed Purchaser hereunder (except as contemplated by Section 2.9(b) hereof), or (E) alter the terms of this proviso, shall require the consent of such Defaulting Committed Purchaser.

(d) Cure. If the Issuer and the Administrative Agent agree in writing that a Committed Purchaser that is a Defaulting Committed Purchaser should no longer be deemed to be a Defaulting Committed Purchaser, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein, such Committed Purchaser shall purchase such portions of the Class A Principal Balance of the other Committed Purchasers, and/or make such other adjustments, as the Administrative Agent may determine to be necessary to cause the Committed Purchasers to hold a portion of Class A Principal Balance on a pro rata basis in accordance with their respective Commitments, whereupon such Committed Purchaser shall cease to be a Defaulting Committed Purchaser and will be a Non-Defaulting Committed Purchaser; provided that no adjustments shall be made retroactively with respect to fees and interest accrued while such Committed Purchaser was a Defaulting Committed Purchaser; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Committed Purchaser to Non-Defaulting Committed Purchaser shall constitute a waiver or release of any claim of any party hereunder arising from such Committed Purchaser’s having been a Defaulting Committed Purchaser.

ARTICLE 3 CONDITIONS PRECEDENT

3.1 Conditions to Effectiveness. The following shall be conditions precedent to the effectiveness of this Agreement:

(a) the representations and warranties of AFC, AmeriCredit and the Issuer set forth or referred to in Article 4 hereof shall be true and correct in all material respects on March 6, 2009 (the “Effective Date”) as though made on and as of the Effective Date (except for representations and warranties which relate to a specific date, which shall be true and correct as of such date), and no event which of itself or with the giving of notice or lapse of time, or both, would constitute a Termination Event shall have occurred and be continuing on the Effective Date;

(b) the Supplemental Fee Letter shall have been executed and delivered by the Issuer and AmeriCredit to the Administrative Agent; and

(c) the Administrative Agent and the Agents shall have received on the Effective Date the following items, each of which shall be in form and substance satisfactory to the Agents:

(i) an Officer’s Certificate of AFC confirming the satisfaction of the conditions set forth in clause (a) (as to representations and warranties of AFC only) above;

(ii) an Officer’s Certificate of AmeriCredit confirming the satisfaction of the conditions set forth in clause (a) (as to representations and warranties of AmeriCredit only) above;

(iii) an Officer’s Certificate of the Issuer confirming the satisfaction of the conditions set forth in clause (a) (as to representations and warranties of the Issuer only) above;

(iv) a copy of (A) the charter and by-laws of, and an incumbency certificate with respect to its officers executing any of the Related Documents on the Effective Date on behalf of, each of AmeriCredit, AFC and the Residual Owners, certified by its authorized officer, and (B) resolutions of the Board of Directors (or an authorized committee thereof) of each of AmeriCredit, AFC and the Residual Owners with respect to the Related Documents to which it is party, certified by its authorized officer;

(v) a certificate issued no earlier than 30 days prior to the Effective Date by an appropriate Governmental Authority evidencing the legal existence and good standing of each of the Residual Owners, AFC, the Issuer and AmeriCredit;

(vi) the favorable written opinions of counsel for the Residual Owners, AFC, AmeriCredit, and the Issuer, addressed to the Administrative Agent and each Agent and Class A Purchaser, or accompanied by a letter providing that the Administrative Agent and each Agent and Class A Purchaser may rely on such opinions as if they were addressed to them, and dated as of the date hereof, covering general corporate matters, the due execution and delivery of, and the enforceability of, each of the Related Documents to which the Residual Owners, AFC, AmeriCredit and the Issuer is party, true sale, bankruptcy, security interest and tax matters and such other matters as the Administrative Agent or any Agent may request;

(vii) an executed copy of the Sale and Servicing Agreement, the Indenture, the Custodian Agreement, the Lockbox Agreement, the Residual Interests – Owned Transfer Documents, the Trust Agreement, the Master Sale and Contribution Agreement and the Existing Trust Master Transfer Supplement – Class A;

(viii) evidence satisfactory to the Administrative Agent that financing statements duly authorized by AmeriCredit, the Issuer and AFC or other, similar instruments or documents, as may be necessary or, in the opinion of the Administrative Agent or any Agent or Class A Purchaser, desirable under the Uniform Commercial Code of all appropriate jurisdictions or any comparable law to perfect the transfers (including grants of security interests) under the Related Documents have been delivered and, if appropriate, have been duly filed or recorded and that all filing fees, taxes or other amounts required to be paid in connection therewith have been paid;

(ix) certified copies of requests for information or copies (or a similar search report certified by a party acceptable to the Administrative Agent), dated a date reasonably near to the Effective Date, listing all effective financing statements which name the Residual Owners, AmeriCredit, the Issuer and AFC (under its present name and any previous name) as debtor and which are filed in the jurisdictions in which the statements referred to in clause (x) above were or are to be filed, together with copies of such financing statements (none of which, other than financing statements naming the party under the Related Documents to which transfers (including grants of security interests) thereunder purport to have been made shall cover any of the property purported to be conveyed thereunder);

(x) an irrevocable letter of direction from each Residual Owner to each trustee with respect to a Residual Interest – Non-Owned instructing such trustee to pay all amounts otherwise payable to such Residual Owner to the Trust Collateral Agent, acknowledged and agreed to by such trustee;

(xi) counterparts of this Agreement (whether by facsimile or otherwise) executed by each of the Issuer, the Seller, the Servicer, the Administrative Agent and the Class A Purchasers; and

(xii) such additional documents, instruments, certificates or letters as the Administrative Agent or any Agent or Class A Purchaser may reasonably request.

(d) the Class A Notes, the Class B Notes and the Class C Notes, shall have been duly issued in accordance with the Sale and Servicing Agreement and the Indenture and the Residual Funds Account, Reserve Account and Collateral Account shall have been established with the Trustee;

(e) The Issuer shall have purchased the Collateral Notes – Class A in accordance with the Existing Trust Master Transfer Supplement – Class A and the notes which constitute or evidence the Collateral Notes – Class A shall have been delivered to the Trustee in accordance with the Indenture;

(f) the Issuer and AmeriCredit shall have paid all fees payable on or before the date of such borrowing to the Administrative Agent (for its own account or for the account of the initial Class A Purchasers and Agents) described in the Supplemental Fee Letters and all reasonable and appropriately invoiced costs and expenses of the Administrative Agent and the initial Agents and Class A Purchasers payable by the Servicer or the Issuer, to the extent provided herein, in connection with the transactions contemplated hereby;

(g) the Administrative Agent and the Agents shall have received the following:

(i) evidence satisfactory to the Administrative Agent and the initial Agents that the Class A Notes will continue to be rated AAA by S&P, that the Class B Notes are rated AA or higher by S&P, and that the Class C Notes are rated A or higher by S&P; and

(ii) the duly executed Class A Note(s) registered in the name of each Agent as nominee on behalf of the Class A Owners in its Purchaser Group.

(h) an amount equal to the Reserve Account Required Amount shall have been deposited in the Reserve Account;

(i) each initial CP Conduit shall have received evidence satisfactory to such CP Conduit that its purchase of Class A Notes hereunder will not result in a reduction or withdrawal of the rating of its Commercial Paper Notes by Moody’s, S&P or any other nationally recognized rating agency rating its Commercial Paper Notes;

(j) no “Default” or “Event of Default” under the Existing Trust Note Documentation shall have occurred and be continuing on the Effective Date; and

(k) the Administrative Agent and the Agents shall have received an executed copy of an amendment to the Security Agreement among AmeriCredit MTN Receivables Trust V, AmeriCredit Financial Services, Inc., MBIA Insurance Corporation, Meridian Funding Company, LLC and Wells Fargo Bank, National Association whereby the parties agree to, among other things, adjust the net loss ratio triggers in such Security Agreement.

3.2 Condition to Purchases. The following shall be conditions precedent to the obligation of any Class A Purchaser to purchase its share of any Additional Class A Principal Amount on any Purchase Date (including the Effective Date):

(a) the Administrative Agent and Agents shall have timely received a properly completed Borrowing Notice, which shall include a Borrowing Base Confirmation and Schedule of Receivables;

(b) (i) all interest, fees, expenses and all other amounts then due and payable to the Administrative Agent or any Class A Purchaser or Agent hereunder shall have been paid, and (ii) no Termination Event, and no event that, after the giving of notice or the lapse of time, would constitute a Termination Event, shall have occurred and be continuing; provided that if (x) a Borrowing Base Deficiency exists as a result of a change in the Class A Advance Rate, the Class B Advance Rate and/or the Class C Advance Rate, and (y) no other Termination Event or event that, after the giving of notice or the lapse of time, would constitute a Termination Event, shall have occurred and be continuing, then the foregoing conditions of this Section 3.2(b)(ii) shall not prevent a purchase if, after giving effect to such purchase and the application of the proceeds thereof, no Borrowing Base Deficiency would exist;

(c) in the case of any Borrowing Date, all conditions to the issuance of the Additional Class A Principal Amount and any Additional Class B Principal Amount and Additional Class C Principal Amount to occur on such Borrowing Date set forth in the Indenture or any other Related Document shall have been satisfied;

(d) after giving effect to the issuance of the Notes or the issuance of the Additional Class A Principal Amount and any Additional Class B Principal Amount and Additional Class C Principal Amount to occur on such Borrowing Date, all representations and warranties of the Seller, the Issuer and the Servicer contained herein or in the Related Documents or otherwise made in writing pursuant to any of the provisions hereof or thereof shall be true and correct in all material respects with the same force and effect as though such representations and warranties had been made on and as of such date (other than representations and warranties in Section 4.1(f) which specifically relate to an earlier date, which shall be true and correct in all material respects as of such earlier date);

(e) after giving effect to the issuance of the Notes or the issuance of any Additional Class A Principal Amount to occur on such Borrowing Date, the Class A Principal Balance shall be equal to or less than the Class A Facility Limit;

(f) after giving effect to any withdrawals from or deposits to the Reserve Account on such date, the amount on deposit therein shall at least equal the Reserve Account Required Amount;

(g) in the case of each Borrowing Date, the Issuer shall have delivered to the Administrative Agent an Officer’s Certificate dated such Borrowing Date certifying that the conditions described in subsections 3.2(a) through 3.2(f) and 3.2(h) through (j) have been satisfied;

(h) the Class A Notes shall remain rated AAA (or the equivalent) by each Rating Agency, the Class B Notes shall remain rated AA or higher (or the equivalent) by each Rating Agency, and the Class C Notes shall be rated (i) prior to the Class C AA Rating Date, A or higher (or the equivalent) by each Rating Agency and (i) after the Class C AA Rating Date, AA or higher (or the equivalent) by each Rating Agency;

(i) if the Issuer shall be purchasing additional Receivables with the proceeds of such borrowing, the Administrative Agent shall have received a duly completed and executed Collateral Receipt in respect of each such Receivable identified in related Schedule(s) submitted with the Borrowing Notice for such Borrowing;

(j) the Net Spread shall not be less than 9.0%;

(k) no “Default” or “Event of Default” under the Existing Trust Note Documentation shall have occurred and be continuing on the Borrowing Date;

(l) all representations and warranties of the Seller, the Existing Trust and the Servicer contained in the Existing Trust Note Documentation shall be true and correct in all material respects with the same force and effect as though such representations and warranties had been made on and as of such date (other than representations and warranties in Section 4.1(f) of the Existing Trust Class A Note Purchase Agreement which specifically relate to an earlier date, which shall be true and correct in all material respects as of such earlier date);

(m) in the case of any CP Conduit, such CP Conduit’s Support Facilities shall be in full force and effect; and

(n) in the case of a Borrowing requested after December 31, 2009, the Class C AA Rating Date shall have occurred.

ARTICLE 4 REPRESENTATIONS AND WARRANTIES

4.1 Representations and Warranties of AmeriCredit, AFC and the Issuer. AmeriCredit, AFC and the Issuer each severally, with respect to itself only, represents and warrants to the Class A Purchasers, the Agents and the Administrative Agent that its representations and warranties (individually or as Seller or Servicer, as applicable) set forth in the Sale and Servicing Agreement, the Indenture and the other Related Documents and in the Existing Trust Note Documentation are true and correct as of the date hereof (except for representations or warranties which relate to a specific date, which shall be true and correct as of such date). AmeriCredit, AFC and the Issuer each severally, with respect to itself only, further represents and warrants to, and agrees with, each Class A Purchaser and Agent and the Administrative Agent that, as of the date hereof and as of each Borrowing Date:

(a) It is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware as a corporation (if AmeriCredit or AFC) or a Delaware statutory trust (if the Issuer), with full power and authority under such laws to own its properties and conduct its business as such properties are presently owned and such business is presently conducted and to execute, deliver and perform its obligations under this Agreement and the Related Documents to which it is a party.

(b) It has the power and authority to execute, deliver and perform this Agreement and the Related Documents to which it is a party and all the transactions contemplated hereby and thereby and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement and such Related Documents. When executed and delivered, each of this Agreement and each such Related Document will constitute its legal, valid and binding agreement, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium and other laws of general applicability relating to or affecting creditors’ rights generally. The enforceability of its obligations under such agreements is also subject to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law, and indemnification sought in respect of securities laws violations may be limited by public policy.

(c) No consent, license, approval or authorization of, or registration with, any governmental authority, bureau or agency is required to be obtained in connection with its execution, delivery or performance of each of this Agreement or any Related Documents that has not been duly obtained and which is not and will not be in full force and effect on the Effective Date, except such that may be required by the blue sky laws of any state and except those which the failure to obtain individually or in the aggregate, would not have a material adverse effect on it or the transactions contemplated by, or its ability to perform its obligations under, this Agreement or the Related Documents to which it is a party.

(d) The execution, delivery and performance by it of each of this Agreement and the Related Documents to which it is a party do not violate any provision of any existing law or regulation applicable to it, any order or decree of any court to which it is subject, its charter or by-laws or other formation documents or any mortgage, indenture, contract or other agreement to which it is a party or by which it or any significant portion of its properties is bound (other than violations of such laws, regulations, orders, decrees, mortgages, indentures, contracts and other agreements which do not affect the legality, validity or enforceability of any of such agreements or the Receivables or the Collateral and which, individually or in the aggregate, would not have a material adverse effect on it or the transactions contemplated by, or its ability to perform its obligations under, this Agreement or the Related Documents to which it is a party).

(e) To its knowledge, except to the extent already disclosed in writing to the Administrative Agent and the Class A Purchasers, there is no litigation or administrative proceeding before any court, tribunal or governmental body presently pending or threatened, against it with respect to this Agreement and the Related Documents to which it is a party, the transactions contemplated hereby or thereby or the issuance of the Notes, and there is no such litigation or proceeding against it or any significant portion of its properties, in each case which would have a material adverse effect on it or the transactions contemplated by, or its ability to perform its respective obligations under, this Agreement or the Related Documents to which it is a party.

(f) It has delivered to the Administrative Agent and each Agent complete and correct copies of, in the case of AmeriCredit, its audited consolidated balance sheet as at June 30, 2008, and the related audited consolidated statements of income, shareholders’ equity and cash flows for the fiscal year then ended, accompanied by the report thereon of Deloitte & Touche. Such financial statements fairly present in all material respects its financial condition as at such date and the results of its operations for the period ended on such date, all in accordance with United States generally accepted accounting principles or regulatory accounting principles, as applicable, consistently applied, and since June 30, 2008 there has been no material adverse change in its condition or operations.

(g) The issuance and sale of the Notes is exempt from the registration requirements of the Securities Act; the Indenture is exempt from qualification under the Trust Indenture Act, and neither the Seller nor the Issuer is required to be registered under the Investment Company Act.

(h) On the Effective Date and after giving effect to the issuance of the Notes, no Event of Default, Termination Event or Servicer Termination Event has occurred and is continuing, and no event, act or omission has occurred and is continuing which, with the lapse of time, the giving of notice or both, would constitute an Event of Default, Servicer Termination Event or other Termination Event.

(i) No proceeds of any Borrowing will be used by the Issuer to acquire any security in any transaction which is subject to Section 13 or 14 of the Securities Exchange Act of 1934, as amended.

(j) The chief executive office of the Issuer is located at the Corporate Trust Office (as defined in the Trust Agreement).

(k) The Issuer is solvent and will not become insolvent after giving effect to the transactions contemplated by this Agreement and the Basic Documents. The Issuer has no Indebtedness to any Person other than pursuant to this Agreement and the other Basic Documents. The Issuer, after giving effect to the transactions contemplated by this Agreement and the other Basic Documents, will have adequate funds to conduct its business in the foreseeable future.

(l) The Issuer has filed on a timely basis all tax returns (including, without limitation, foreign, federal, state, local and otherwise) required to be filed, is not liable for taxes payable by any other Person and has paid or made adequate provisions for the payment of all taxes, assessments and other governmental charges due from the Issuer. No tax lien or similar adverse claim has been filed, and no claim is being asserted, with respect to any such tax, assessment or other governmental charge. Any taxes, fees and other governmental charges payable by the Issuer in connection with the execution and delivery of this Agreement and the other Basic

Documents and the transactions contemplated hereby or thereby including the transfer of each Receivable to the Issuer have been paid or shall have been paid if and when due at or prior to the Effective Date and the relevant Transfer Date, as the case may be.

(m) Each Servicer’s Certificate and Borrowing Base Confirmation is accurate in all material respects as of the date thereof.

(n) Each Receivable and other Collateral was purchased by, or contributed to, the Issuer on the relevant Transfer Date pursuant to the Sale and Servicing Agreement or on the Closing Date pursuant to the Residual Interests – Owned Transfer Documents or the Trust Agreement.

(o) All information heretofore or hereafter furnished by or on behalf of the Issuer to any Purchaser, the Administrative Agent or any Agent in connection with this Agreement or any transaction contemplated hereby is and will be true and complete in all material respects and does not and will not omit to state a material fact necessary to make the statements contained therein not misleading.

(p) The Issuer is in compliance with ERISA and has not incurred and does not expect to incur any liabilities (except for premium payments arising in the ordinary course of business) to the Pension Benefit Guaranty Corporation (or any successor thereto) under ERISA.

(q) There has been no material adverse change in the condition (financial or otherwise), business, operations, results of operations, or properties of the Issuer.

(r) The Issuer is not an “investment company” within the meaning of the Investment Company Act of 1940, as amended, or is exempt from all provisions of such Act.

(s) The Issuer has no trade names, fictitious names, assumed names or “doing business as” names.

(t) The Issuer is operated as an entity with assets and liabilities distinct from those of AmeriCredit and any other Affiliates of the Issuer, and the Issuer hereby acknowledges that the Administrative Agent, each of the Agents and each of the Purchasers are entering into the transactions contemplated by this Agreement in reliance upon the Issuer’s identity as a separate legal entity from AmeriCredit and each such Affiliate.

There is not now, nor will there be at any time in the future, any agreement or understanding between AmeriCredit or any Affiliate and the Issuer (other than as expressly set forth herein) providing for the allocation or sharing of obligations to make payments or otherwise in respect of any taxes, fees, assessments or other governmental charges.

(u) The Issuer does not own or hold, directly or indirectly, any capital stock or equity security of, or any equity interest in, any Person, other than the Existing Trust Residual Interest and Residual Interests - Owned.

(v) The Sale and Servicing Agreement is the only agreement pursuant to which the Issuer purchases Receivables, and the Basic Documents delivered to the Administrative Agent represent all material agreements between AmeriCredit and the Seller, on the one hand, and the Issuer, on the other. The Issuer has furnished to the Agent true, correct and complete copies of each Basic Document to which the Issuer is a party, each of which is in full force and effect. Neither the Issuer nor any Affiliate party thereto is in default of any of its obligations thereunder in any material respect. Upon the purchase of each Receivable pursuant to the Sale and Servicing Agreement, the Issuer shall be the lawful owner of, and have good title to, such Receivable and all assets relating thereto, free and clear of any Liens. The Issuer is the lawful owner of, and has good title to, the Collateral Notes, the Existing Trust Residual Interest and, until the Residual Interest Release Date, the Residual Interests – Owned free and clear of any Liens. All such assets are transferred to the Issuer without recourse to the Seller except as described in the Purchase Agreement. The purchases of such assets by the Issuer constitute valid and true sales for consideration (and not merely a pledge of such assets for security purposes) enforceable against creditors of the Seller, and no such assets shall constitute property of the Seller.

(w) One hundred percent (100%) of the outstanding Certificates are and will be directly owned (both beneficially and of record) by at least two holders and such holders shall not include any Person other than AmeriCredit or AFC. All Certificates are and will be validly issued, and there are no options, warrants or other rights to acquire Certificates or other equity rights in the Issuer.

(x) All Receivables included in the Class A Borrowing Base as of the most recently delivered Servicer’s Certificate or Borrowing Base Confirmation are Eligible Receivables.

ARTICLE 5 COVENANTS

5.1 Covenants. Each of AmeriCredit, AFC and the Issuer, severally covenants and agrees, in each case as to itself individually or in its capacity as the Seller or Servicer, as applicable, each with respect to itself only, that through the Termination Date and thereafter so long as any amount of the Class A Principal Balance shall remain outstanding or any monetary obligation arising hereunder shall remain unpaid, unless the Required Class A Owners and the Required Class A Purchasers shall otherwise consent in writing, that:

(a) Each of the Issuer, AmeriCredit, AFC, the Seller and the Servicer shall perform in all material respects each of the respective agreements, warranties and indemnities applicable to it under the Related Documents to which it is a party and comply in all material respects with each of the respective terms and provisions applicable to it under the Related Documents to which it is party, which agreements, warranties and indemnities are hereby incorporated by reference into this Agreement as if set forth herein in full;

(b) The Issuer, the Seller and the Servicer, as applicable, shall promptly furnish to the Administrative Agent and each Agent (i) a copy of each certificate, report, statement, notice or other communication furnished by or on behalf of such Issuer, Seller or Servicer, as applicable, to the holders of Notes, to the Trustee, to the Trust Collateral Agent or to the Rating Agencies concurrently therewith and furnish to the Administrative Agent promptly after receipt thereof a copy of each notice, demand or other communication received by or on behalf of such Issuer, Seller, the Existing Trust or the Servicer, as applicable, pursuant to this Agreement, the Sale and Servicing Agreement, the Indenture or the Existing Trust Note Documentation (to the extent not previously furnished to the Administrative Agent pursuant to the Existing Trust Note Documentation), and (ii) such other information, documents, records or reports respecting the Receivables, the other Collateral, the Issuer, the Seller, the Existing Trust or the Servicer which is in the possession or under the control of the Issuer, the Seller, the Existing Trust or the Servicer, as the case may be, as the Administrative Agent or any such Agent may from time to time reasonably request;

(c) Without limitation of the provisions of subsection 5.1(b) above, the Servicer shall furnish to the Administrative Agent and each Agent (i) with respect to each Distribution Date, a copy of the completed report furnished to the Trustee pursuant to Section 2.1(b)(i) the Sale and Servicing Agreement, (ii) a copy of each Officer’s Certificate furnished to the Trustee pursuant to Section 4.10 of the Sale and Servicing Agreement, (iii) a copy of each annual certified public accountants’ reports received by the Trustee pursuant to Section 4.11 the Sale and Servicing Agreement and (iv) a copy of each monthly servicer’s certificate, officer’s certificate, report and notice delivered by the Servicer pursuant to the Existing Trust Note Documentation (to the extent not previously furnished to the Administrative Agent pursuant to the Existing Trust Note Documentation);

(d) The Seller and the Servicer shall deliver to the Administrative Agent and each Agent (i) within 90 days following the end of each of its fiscal years, beginning with the fiscal year ending June 30, 2009, its audited consolidated balance sheet as of the end of such fiscal year, and the related audited consolidated statements of income and cash flows for such fiscal year, prepared in accordance with generally accepted accounting principles and accompanied by the opinion of its independent certified public accountants and (ii) within 45 days following the end of each of its fiscal quarters, beginning with the fiscal quarter ending March 30, 2009, its unaudited consolidated balance sheet as of the end of such fiscal quarter, and the related unaudited consolidated statements of income and cash flows for such fiscal quarter, prepared in accordance with generally accepted accounting principles;

(e) Each of the Issuer, the Seller and the Servicer shall furnish to the Administrative Agent and each Agent promptly after known to such party, information with respect to any action, suit or proceeding involving such party or any of its Affiliates by or before any court or any Governmental Authority which, if adversely determined, would have a material and adverse effect on such party or the transactions contemplated by, or such party’s ability to perform its obligations under, this Agreement or the Related Documents;

(f) Each of the Seller, the Servicer and the Issuer, as applicable, will, at any time and from time to time during regular business hours, on at least five Business Days’ (or if a Termination Event or event or condition which, with the passage of time or the giving of notice, or both, would become a Termination Event has occurred, one Business Day’s) notice to the Seller, the Servicer and the Issuer, as the case may be, permit the Administrative Agent and each Agent, or its agents or representatives, at the cost and expense of the Seller, in the case of one visit per year or, if a Termination Event or event or condition which, with the passage of time or the giving of notice, or both, would become a Termination Event has occurred, at any time, and otherwise at the expense of the

Administrative Agent or such Agent, as the case may be, (i) to examine all books, records and documents (including computer tapes and disks) in the possession or under the control of the Seller, the Servicer or the Issuer, as the case may be, relating to the Receivables, the Existing Trust Residual Interest, the Residual Interests and the Collateral Notes, and (ii) to visit the offices and properties of the Seller, the Servicer or the Issuer, as applicable, for the purpose of examining such materials described in clause (i) above. Any information obtained by the Administrative Agent or an Agent pursuant to this subsection 5.1(f) shall be held in confidence by the Administrative Agent or such Agent, as applicable, in accordance with the provisions of Section 6.2 hereof, except that the Administrative Agent or such Agent may disclose such information to any Class A Purchaser which shall hold such information in accordance with the provisions of Section 6.2 hereof;

(g) The Servicer shall furnish to the Administrative Agent and each Agent, promptly after the occurrence of any Termination Event, a certificate of an appropriate officer of the Servicer setting forth the circumstances of such Termination Event and any action taken or proposed to be taken by the Servicer or the Seller with respect thereto;

5.2 Assignment of Rights under Existing Trust Class A Note Purchase Agreement. The Issuer hereby assigns, which assignment AmeriCredit, AFC, the Seller and the Servicer hereby acknowledge, to each Class A Purchaser and each Agent the following rights under the Existing Trust Class A Note Purchase Agreement, to the extent applicable pursuant to the terms thereof:

(a) the right to make claims for and receive payments under and in accordance with Sections 2.4, 2.5 and 2.6(c) of the Existing Trust Class A Note Purchase Agreement, which amounts when paid by the Existing Trust under the terms of the Existing Trust Note Documentation shall be payable to such Class A Purchaser (directly, or, if such Class A Purchaser is a member of a Purchaser Group, through the Agent for its Purchaser Group);

(b) the right to make claims for losses to, and to be indemnified therefor by, AmeriCredit under and in accordance with Section 2.6(a) and (b) of the Existing Trust Class A Note Purchase Agreement; and

(c) the right to request an audit or other inspection with respect to the Existing Trust and the collateral with respect to the Collateral Notes pursuant to Section 5.1(f) of the Existing Trust Class A Note Purchase Agreement (solely to the extent such rights are not available to such Class A Purchaser pursuant to Section 5.1(f) hereof).

5.3 Covenants with respect to Residual Owners.

(a) Residual Owner Liens. Until the Residual Interest Release Date, AmeriCredit will cause each Residual Owner not to create, assume, or suffer to exist any Lien on any of the Residual Interests – Non-Owned of such Residual Owner whether now owned or hereafter acquired by such Residual Owner; provided, however, that such restriction shall not apply to: (i) any Lien for taxes, assessments or other governmental charges or levies not yet subject to penalties for non-payment or the validity, applicability or amount of which is being contested in good faith by appropriate legal proceedings and with respect to which adequate reserves in accordance with GAAP have been established by such Residual Owner; (ii) any Lien which is imposed by law (such as those of mechanics, carriers and warehousemen), if payment of the obligation secured thereby is not yet due or the validity, the applicability or amount of which is being contested in good faith by appropriate legal proceedings and with respect to which adequate reserves in accordance with GAAP have been established by such Residual Owner; (iii) judgment Liens in existence less than five days after the entry thereof or with respect to which execution has been stayed, so long as the aggregate amount of all such judgment Liens at any time does not exceed $100,000, or judgment Liens the payment of which is covered in full (subject to a customary deductible) by insurance; and (iv) Liens on spread accounts in favor of the collateral agent specified in the related spread account agreement.

(b) Residual Owner Merger, Consolidation, Etc. Until the Residual Interest Release Date, AmeriCredit will cause each Residual Owner not to merge or consolidate with or into, or sell, convey, transfer, exchange, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to, acquire all or substantially all of the assets of, any Person or division of any Person; or sell, convey, transfer, exchange, lease or otherwise dispose of any of its assets.

(c) Residual Owner Protection of Collateral. Until the Residual Interest Release Date, AmeriCredit will cause each Residual Owner not to sell, transfer, exchange or otherwise dispose of, or pledge, mortgage, hypothecate or otherwise encumber (or permit such to occur or suffer such to exist), any part of its Residual Interests – Non-Owned, or permit any Lien (other than (i) any Lien for taxes, assessments or other governmental charges or levies not yet subject to penalties for non-payment or the validity, applicability or amount of which is being contested in good faith by appropriate legal proceedings and with respect to which adequate reserves in accordance with GAAP have been established by such Residual Owner; (ii) any Lien which is imposed by law (such as those of mechanics, carriers and warehousemen), if payment of the obligation secured thereby is not yet due or the validity, the applicability or amount of which is being contested in good faith by appropriate legal proceedings and with respect to which adequate reserves in accordance with GAAP have been established by such Residual Owner; (iii) judgment Liens in existence less than five days after the entry thereof or with respect to which execution has been stayed, so long as the aggregate amount of all such judgment Liens at any time does not exceed $100,000, or judgment Liens the payment of which is covered in full (subject to a customary deductible) by insurance; and (iv) Liens on spread accounts in favor of the collateral agent specified in the related spread account agreement) to be created on or extend to or otherwise arise upon or burden such property or any part thereof, any interest therein or the proceeds thereof.

(d) Residual Owner Business. Until the Residual Interest Release Date, AmeriCredit will cause each Residual Owner not to engage in any business or activity other than the business described in its charter documents as in effect on the date hereof.

(e) Residual Owner – Indebtedness. Until the Residual Interest Release Date, AmeriCredit will cause each Residual Owner not to incur, create, assume, suffer to exist or otherwise become liable with respect to any Indebtedness other than obligations incurred pursuant to the documentation with respect to the Underlying Trusts and similar obligations which may be incurred in the future with respect to new securitization transactions.

(f) Distributions. Until the Residual Interest Release Date, AmeriCredit will cause each Residual Owner to pay to the Trust Collateral Agent for deposit in the Residual Funds Account all distributions in respect of the Residual Interests – Non-Owned. AmeriCredit will cause each Residual Owner to hold all distributions in respect of the Residual Interests – Non-Owned received by it in trust for the Noteholders and promptly pay such amounts to the Trust Collateral Agent when received.

(g) Modifications of Residual Series Transaction Documents. Until the Residual Interest Release Date, the Issuer will not, and AmeriCredit will cause each Residual Owner to not, amend or otherwise modify, without the consent of the Administrative Agent (which consent shall be given by the Administrative Agent at the direction of the Required Class A Owners and which consent shall not unreasonably be withheld) any of the Residual Series Transaction Documents to which it is a party which (i) impairs or materially and adversely affects the value of the Residual Interests, (ii) permits the creation of any Lien ranking prior to or on a parity with the Lien of the Indenture with respect to any of the Residual Interests, (iii) terminates the Lien of the Trust Collateral Agent or deprives the Trust Collateral Agent of the security afforded by the Lien of the Indenture, or (iv) increases the amount of payments with respect to or accelerates the scheduled maturity date of the notes related to any Residual Interests.

ARTICLE 6 MUTUAL COVENANTS REGARDING CONFIDENTIALITY

6.1 Covenants. Each of AFC, individually and as Seller, the Issuer and AmeriCredit, individually and as Servicer, severally and with respect to itself only, covenants and agrees to hold in confidence, and not disclose to any Person, the terms of this Agreement (including any fees payable in connection with this Agreement or the identity of any CP Conduit which is a purchaser or beneficial owner of Class A Notes under this Agreement), except as the Administrative Agent or such Agent or Class A Purchaser may have consented to in writing prior to any proposed disclosure and except it may disclose such information (i) to its officers, employees, agents and legal advisors who are directly involved in the consideration of this Agreement (and then only on a confidential basis) and (ii) as required by applicable law or compulsory legal process; provided, that, in the case of clause (ii), AFC, the Seller, the Issuer, AmeriCredit or the Servicer, as applicable, will use all reasonable efforts to maintain confidentiality and will (unless otherwise prohibited by law) notify the affected Administrative Agent, Agent or Class A Purchaser of its intention to make any such disclosure prior to making such disclosure.

6.2 Covenants of Class A Purchasers. Subject to the provisions of Section 8.1(c) hereof, the Administrative Agent and each Agent and Class A Purchaser, severally and with respect to itself only, covenants and agrees that any nonpublic information obtained by it pursuant to this Agreement shall be held in confidence (it being understood that documents provided to the Administrative Agent or any Agent or Class A Purchaser hereunder may in all cases be distributed to the Administrative Agent or to any Agent or Class A

Purchaser) except that the Administrative Agent or such Agent or Class A Purchaser may disclose such information (i) pursuant to the order of any court or administrative agency or in any pending legal or administrative proceeding (whether or not having the force or effect of law) provided that, unless prohibited by a Requirement of Law, the Administrative Agent or such Agent or Class A Purchaser shall provide prompt notice of such order to the affected party, (ii) upon the request or demand of any regulatory authority having or claiming jurisdiction over the Administrative Agent or any Agent or Class A Purchaser or any of its affiliates, (iii) as required by applicable law, (iv) to the extent that such information becomes publicly available other than by reason of improper disclosure by the Administrative Agent or such Agent or Class A Purchaser, (v) to its affiliates, officers, directors, employees, legal counsel, independent auditors, accountants, advisors, investors, potential investors, rating agencies, commercial paper dealers, providers of surety, guaranty, credit or liquidity enhancement (including the directors, officers and accountants of such surety, guaranty, credit or liquidity enhancement provider), legal counsel of any of the foregoing and other experts or agents who need to know such information and are informed of the confidential nature of such information (provided that the Persons permitted to make such disclosures under clauses (i), (ii) and (iii) of this Section 6.2 shall also include credit or liquidity enhancers of a Class A Purchaser), (vi) for purposes of establishing a “due diligence” defense, (vii) which was available to the Administrative Agent or such Agent or Class A Purchaser on a nonconfidential basis from a source other than the affected party, provided that such source was not to the knowledge of the Administrative Agent or such Agent or Class A Purchaser bound by a confidentiality agreement with the affected party, (viii) has been independently acquired or developed by the Administrative Agent or such Agent or Class A Purchaser without violating any of the Administrative Agent or such Agent or Class A Purchaser’s obligations under this Agreement, (ix) if such disclosure has been approved in writing in advance by AmeriCredit (x) regarding the existence of this Agreement, but not the financial terms thereof, or (xi) at any time following the date three years after the date of this Agreement. No disclosure pursuant to subsection (xi) shall be made if the confidential information consists of non-public personal information, which shall include all Personally Identifiable Financial Information (as defined herein) in any list, description or other grouping of consumers/customers, and publicly available information pertaining to them, that is derived using any Personally Identifiable Financial Information that is not publicly available, and shall further include all Non-Public Personally Identifiable Information as defined by federal regulations implementing the Gramm-Leach-Bliley Act, as amended from time to time. “Personally Identifiable Financial Information” means any information a consumer provides to a party in order to obtain a financial product or service, any information a party otherwise obtains about a consumer in connection with providing a financial product or service to that consumer, and any information about consumer resulting from any transaction involving a financial product or service between a party and a consumer. Personally Identifiable Financial Information may include, without limitation, a consumer’s first and last name, physical address, zip code, e-mail address, phone number, Social Security number, birth date, account number and any information that identifies, or when tied to the above information may identify, a consumer.

ARTICLE 7 THE AGENTS

7.1 Appointment. Each Class A Purchaser and each Agent hereby consents and agrees to the appointment of the Administrative Agent pursuant to the terms of the Indenture, and each such Class A Purchaser and Agent irrevocably authorizes the

Administrative Agent, as the agent for such Class A Purchaser or Agent, to take such action on its behalf under the provisions of this Agreement and the other Related Documents and to exercise such powers and perform such duties hereunder and thereunder as are expressly delegated to the Administrative Agent by the terms of this Agreement and the other Related Documents, together with such other powers as are reasonably incidental thereto. Each Class A Purchaser in each Purchaser Group hereby irrevocably designates and appoints the Agent for such Purchaser Group as the agent of such Class A Purchaser under this Agreement, and each such Class A Purchaser irrevocably authorizes such Agent, as the agent for such Class A Purchaser, to take such action on its behalf under the provisions of the Related Documents and to exercise such powers and perform such duties thereunder as are expressly delegated to such Agent by the terms of the Related Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, neither the Administrative Agent nor any Agent shall have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Class A Purchaser, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against the Administrative Agent or any Agent. To the extent that any provision of this Article 7 with respect to the relationship between an Agent and the Class A Purchasers in its Purchaser Group conflicts with any agreement between such Class A Purchasers and such Agent set forth in any agreement with respect to a Support Facility, the terms of such other agreement will control.

7.2 Delegation of Duties. Each Agent may execute any of its duties under any of the Related Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. No Agent shall be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

7.3 Exculpatory Provisions. Neither any Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (a) liable to any of the Class A Purchasers for any action lawfully taken or omitted to be taken by it or such Person under or in connection with any of the Related Documents (except for its or such Person’s own gross negligence or willful misconduct) or (b) responsible in any manner to any of the Class A Purchasers for any recitals, statements, representations or warranties made by AFC, the Seller, the Issuer, AmeriCredit, the Servicer, the Existing Trust, the Administrative Agent, the Trust Collateral Agent, the Backup Servicer, or the Trustee or any officer thereof contained in any of the Related Documents or in any of the Existing Trust Note Documentation or in any certificate, report, statement or other document referred to or provided for in, or received by an Agent under or in connection with, any of the Related Documents or the Existing Trust Note Documentation or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any of the Related Documents or for any failure of AFC, the Seller, the Issuer, AmeriCredit, the Servicer, the Existing Trust, the Administrative Agent, the Trust Collateral Agent, the Backup Servicer, or the Trustee to perform its obligations thereunder. No Agent shall be under any obligation to any Class A Purchaser to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, any of the other Related Documents, or to inspect the properties, books or records of AFC, the Seller, the Issuer, AmeriCredit, the Servicer, the Existing Trust, the Administrative Agent, the Trust Collateral Agent, the Backup Servicer, or the Trustee.

7.4 Reliance by Agents. Each Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, written statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including counsel to the Agent), independent accountants and other experts selected by such Agent. Each Agent shall be fully justified in failing or refusing to take any action under any of the Related Documents unless it shall first receive such advice or concurrence of the Required Class A Owners and the Required Class A Purchasers in its Purchaser Group as it deems appropriate or it shall first be indemnified to its satisfaction by the Class A Purchasers or by the Committed Purchasers in its Purchaser Group, against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Each Agent shall in all cases be fully protected in acting, or in refraining from acting, under any of the Related Documents in accordance with a request of (i) Class A Owners in its Purchaser Group having Percentage Interests aggregating greater than 50% of the aggregate Percentage Interests of all Class A Owners in such Purchaser Group, and (ii) Committed Purchasers in its Purchaser Group having Commitments aggregating greater than 50% of the aggregate Commitments of all Committed Purchasers in such Purchaser Group, and such request and any action taken or failure to act pursuant thereto shall be binding upon all present and future Class A Purchasers in such Purchaser Group.

7.5 Notices. No Agent shall be deemed to have knowledge or notice of the occurrence of any breach of this Agreement or the occurrence of any Termination Event unless such Agent has received notice from the Servicer, the Trustee or any Class A Purchaser, referring to this Agreement and describing such event. In the event any Agent receives such a notice, it shall promptly give notice thereof to the Class A Purchasers in its Purchaser Group. Each Agent shall take such action with respect to such event as shall be reasonably directed by (i) Class A Owners in its Purchaser Group having Percentage Interests aggregating greater than 50% of the aggregate Percentage Interests of all Class A Owners in such Purchaser Group, and (ii) Committed Purchasers in its Purchaser Group having Commitments aggregating greater than 50% of the aggregate Commitments of all Committed Purchasers in such Purchaser Group; provided that unless and until such Agent shall have received such directions, such Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such event as it shall deem advisable in the best interests of the Class A Owners or of the Class A Purchasers in its Purchaser Group, as applicable.

7.6 Non-Reliance on Agents and Other Class A Purchasers. Each Class A Purchaser expressly acknowledges that no Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by any Agent hereafter taken, including any review of the affairs of AFC, the Seller, the Issuer, AmeriCredit, the Servicer, the Existing Trust, the Administrative Agent, the Trust Collateral Agent, the Backup Servicer or the Trustee shall be deemed to constitute any representation or warranty by any Agent to any Class A Purchaser. Each Class A Purchaser represents to each Agent that it has, independently and without reliance upon any Agent or any other Class A Purchaser, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of AFC, the Seller, the Issuer, AmeriCredit, the Servicer, the Existing Trust, the Administrative Agent, the Trust Collateral Agent, the Backup Servicer, the Trustee, and the Receivables, the Existing Trust Residual Interest, the Residual Interests and Collateral Notes and made its own decision to purchase its interest in the Class A Notes hereunder and enter into this Agreement. Each Class A Purchaser also represents that it will, independently and without reliance upon any Agent or any other Class A Purchaser, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis, appraisals and decisions in taking or not taking action under any of the Related Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of AFC, the Seller, the Issuer, AmeriCredit, the Servicer, the Existing Trust, the Administrative Agent, the Trust Collateral Agent, the Backup Servicer, the Trustee, and the Receivables. Except for notices, reports and other documents received under Section 5 hereof, no Agent shall have any duty or responsibility to provide any Class A Purchaser with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of AFC, the Seller, the Issuer, AmeriCredit, the Servicer, the Existing Trust, the Administrative Agent, the Trust Collateral Agent, the Backup Servicer, the Trustee, the Existing Trust Residual Interest, the Residual Interests, the Collateral Notes and the Receivables which may come into the possession of such Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

7.7 Indemnification. The Committed Purchasers in each Purchaser Group agree to indemnify the Agent for such Purchaser Group in its capacity as such (without limiting the obligation (if any) of AFC, the Seller, the Issuer, AmeriCredit and the Servicer to reimburse such Agent for any such amounts), ratably according to their respective Commitments (or, if the Commitments have terminated, Percentage Interests), in each case from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including at any time following the payment of the obligations under this Agreement, including the Class A Principal Balance) be imposed on, incurred by or asserted against such Agent in any way relating to or arising out of this Agreement, or any documents contemplated by or referred to herein or the transactions contemplated hereby or any action taken or omitted by the Agent under or in connection with any of the foregoing; provided that no Class A Purchaser shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of an Agent resulting from its own gross negligence or willful misconduct. The agreements in this subsection shall survive the payment of the obligations under this Agreement, including the Class A Principal Balance.

7.8 Agents in their Individual Capacity. Each Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with AFC, the Seller, the Issuer, AmeriCredit, the Servicer, the Existing Trust, the Administrative Agent, the Trust Collateral Agent, the Backup Servicer, or the Trustee as though such Agent were not an agent hereunder. In addition, the Class A Purchasers acknowledge that one or more Persons which are Agents may act (i) as administrator, sponsor or agent for one or more CP Conduits and in such capacity acts and may continue to act on behalf of each such CP Conduit in connection with its business, and (ii) as the agent for certain financial institutions under the liquidity and credit enhancement agreements relating to this Agreement to which any one or more CP Conduits is party and in various other capacities relating to the business of any such CP Conduit under various agreements. Any such Person, in its capacity as Agent, shall not, by virtue of its acting in any such other capacities, be deemed to have duties or responsibilities hereunder or be held to a standard of care in connection with the performance of its duties as an Agent other than as expressly provided in this Agreement. Any Person which is an Agent may act as an Agent without regard to and without additional duties or liabilities arising from its role as such administrator or agent or arising from its acting in any such other capacity.

7.9 Successor Agents. Any Agent may resign as Agent upon ten days’ notice to the Class A Purchasers in its Purchaser Group, the Administrative Agent and each other Agent, the Trustee, the Seller and the Servicer with such resignation becoming effective upon a successor agent succeeding to the rights, powers and duties of the Agent pursuant to this Section 7.9. If an Agent shall resign as Agent under this Agreement, then (i) Class A Owners in its Purchaser Group having Percentage Interests aggregating greater than 51% of the aggregate Percentage Interests of all Class A Owners in such Purchaser Group, and (ii) Committed Purchasers in its Purchaser Group having Commitments aggregating greater than 51% of the aggregate Commitments of all Committed Purchasers in such Purchaser Group shall appoint from among the Committed Purchasers in such Purchaser Group a successor agent for such Purchaser Group. Any successor agent shall succeed to the rights, powers and duties of resigning Agent, and the term “Agent” shall mean such successor agent effective upon its appointment, and the former Agent’s rights, powers and duties as Agent shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement. After the retiring Agent’s resignation as Agent, the provisions of this Article 7 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

ARTICLE 8 SECURITIES LAWS; TRANSFERS

8.1 Transfers of Class A Notes.

(a) Each Class A Purchaser hereby makes each of the representations and warranties set forth in the form of Investment Letter attached hereto as Exhibit A to the Issuer on the Effective Date. Each Class A Owner agrees that the beneficial interest in the Class A Notes purchased by it will be acquired for investment only and not with a view to any public distribution thereof, and that such Class A Owner will not offer to sell or otherwise dispose of any Class A Note acquired by it (or any interest therein) in violation of any of the requirements of the Securities Act or any applicable state or other securities laws. Each Class A Owner acknowledges that it has no right to require AmeriCredit, AFC or the Issuer to register, under the Securities Act of 1933, as amended, or any other securities law, the Class A Notes (or the beneficial interest therein) acquired by it pursuant to this Agreement, any Joinder Supplement or any Transfer Supplement. Each Class A Owner hereby confirms and agrees that in connection with any transfer or syndication by it of an interest in the Class A Notes, such Class A Owner has not engaged and will not engage in a general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

(b) Each initial purchaser of a Class A Note or any interest therein hereby certifies and any Assignee thereof or Participant therein shall certify to the Issuer, the Seller, the Servicer, the Trustee, the Administrative Agent and the Agent for its Purchaser Group that it is either (i) a citizen or resident of the United States, (ii) a corporation or other entity organized in or under the laws of the United States or any political subdivision thereof or (iii) a person not described in (i) or (ii) who is entitled to receive payments under this Agreement and with respect to the Class A Notes without deduction or withholding of any United States federal income taxes and whose ownership of any interest in a Class A Note will not result in any withholding obligation with respect to any payments with respect to the Class A Notes by any Person and who will furnish to the Issuer, the Seller, the Servicer, the Trustee, the Administrative Agent, the Agent for its Purchaser Group, and to the Class A Owner making the Transfer the forms described in subsection 2.5(c).

(c) Any sale, transfer, assignment, participation, pledge, hypothecation or other disposition (a “Transfer”) of a Class A Note, a Commitment or any interest therein may be made only in accordance with this Section 8.1. Any partial Transfer (other than from a CP Conduit to a related Support Party) of an interest in a Class A Note, a Commitment or any Purchaser Percentage by a Committed Purchaser shall be in respect of, at least $5,000,000 in the aggregate, which may be composed of (A) Class A Principal Balance or (B) to the extent in excess of the Class A Principal Balance subject to such Transfer, Commitment hereunder. Any Transfer of an interest in a Class A Note otherwise permitted by this Section 8.1 will be permitted only if it consists of a pro rata percentage interest in all payments made with respect to the Class A Purchaser’s beneficial interest in such Class A Note. No Class A Note or any interest therein may be Transferred by Assignment or Participation to any Person (each, a “Transferee”) unless the Transferee is a Permitted Transferee and prior to the Transfer the Transferee shall have executed and delivered to the Agent and the Issuer an Investment Letter. A transferring Class A Purchaser shall promptly notify the Servicer of each Transfer other than (x) an Assignment (with respect to which the Administrative Agent is obligated to deliver notice) and (y) a pledge or hypothecation to a Support Party by a Class A Purchaser which is a CP Conduit.

Each of AFC, the Seller, the Issuer, AmeriCredit and the Servicer authorizes each Class A Purchaser to disclose to any Transferee and Support Party and any prospective Transferee or Support Party any and all confidential information in the Class A Purchaser’s possession concerning this Agreement or the Related Documents or concerning the Collateral or such party which has been delivered to any Agent or such Class A Purchaser pursuant to this Agreement or the Related Documents (including information obtained pursuant to rights of inspection granted hereunder) or which has been delivered to such Class A Purchaser by or on behalf of AFC, the Seller, the Issuer, AmeriCredit and the Servicer in connection with such Class A Purchaser’s evaluation of the Receivables, the Existing Trust Residual Interest, the Residual Interests, the Collateral Notes, AFC, the Seller, the Issuer, AmeriCredit, the Existing Trust or the Servicer prior to becoming a party to, or purchasing an interest in this Agreement or the Class A Notes; provided that prior to any such disclosure, such Transferee or Support Party or prospective Transferee or Support Party shall have agreed in writing to comply with the confidentiality provisions of Section 6.2, and a copy of such written agreement as to compliance has been finished to the Servicer and the Administrative Agent.

(d) Each Class A Purchaser may, in accordance with applicable law, at any time grant participations in all or part of its Commitment or its interest in the Class A Notes, including the payments due to it under this Agreement and the Related Documents (each, a “Participation”), to any Permitted Transferee (each such Permitted Transferee, a “Participant”); provided, however, that no Participation shall be granted to any Person (i) unless and until the Agent for such Class A Purchaser’s Purchaser Group shall have consented thereto, (ii) the conditions to Transfer specified in this Agreement, including in subsection 8.1(c) hereof, shall have been satisfied, and (iii) that such Participation consists of a pro rata percentage interest in all payments made with respect to such Class A Purchaser’s beneficial interest (if any) in the Class A Notes. In connection with any such Participation, each Agent for a Purchaser Group shall maintain a register of each Participant of members of its Purchaser Group and the amount of each related Participation. Each Class A Purchaser hereby acknowledges and agrees that (A) any such Participation will not alter or affect such Class A Purchaser’s direct obligations hereunder, and (B) neither the Trustee, the Issuer, the Trust Collateral Agent, the Backup Servicer, any Seller nor the Servicer shall have any obligation to have any communication or relationship with any Participant. Each Class A Purchaser and each Participant shall comply with the provisions of subsection 2.5(c) of this Agreement. No Participant shall be entitled to Transfer all or any portion of its Participation, without the prior written consent of the Agent for its Purchaser Group. Each Participant shall be entitled to receive additional amounts and indemnification pursuant to Sections 2.4, 2.5 and 2.6 hereof as if such Participant were a Class A Purchaser and such Sections applied to its Participation; provided, in the case of Section 2.5, that such Participant has complied with the provisions of subsection 2.5(c) hereof as if it were a Class A Purchaser; provided, further, no Participant shall be entitled to receive additional amounts or indemnification in amounts in excess of those the participating Class A Purchaser would have been entitled to receive in respect of the amount of the participation transferred to such Participant had no such participation occurred. Each Class A Purchaser shall give the Agent for its Purchaser Group notice of the consummation of any sale by it of a Participation. It shall be a further condition to the grant of any Participation that the Participant shall have certified, represented and warranted that (i) it is entitled to (A) receive payments with respect to its participation without deduction or withholding of any United States federal income taxes and (B) an exemption from United States backup withholding tax, and (ii) to the extent such Participant has not otherwise directly provided such forms to the Issuer, the Seller, the Servicer and the Trustee, (A) prior to the date on which the first interest payment is due to such Participant, such Participant will provide to the Issuer, AFC, the Servicer and Trustee, the forms described in subsection 2.5(c) (subject to the Issuer’s consent, as applicable and as set forth therein) as though the Participant were a Class A Purchaser, and (B) such Participant similarly will provide subsequent forms as described in subsection 2.5(c) with respect to such participant as though it were a Class A Purchaser.

(e) Each Class A Purchaser may, with the consent of the Agent for its Purchaser Group and in accordance with applicable law, sell, transfer or assign (each, an “Assignment”), to any Permitted Transferee (each, an “Assignee”) all or any part of its Commitment (if any) or its interest in the Class A Notes and its rights and obligations under this Agreement and the Related Documents pursuant to an agreement substantially in the form attached hereto as Exhibit B hereto (a “Transfer Supplement”), executed by such Assignee and such Class A Purchaser and delivered to the Agent for its Purchaser Group for its acceptance and consent; provided, however, that (i) no such assignment or sale shall be effective unless and until the conditions to Transfer specified in this Agreement, including in subsection 8.1(c) hereof, shall have been satisfied, (ii) no assignment or sale by a Committed Purchaser shall be effective without the consent of the CP Conduit in its Purchaser Group, (iii) no assignment or sale which results in the addition of a new Purchaser Group shall be effective without the consent of the Administrative Agent (which consent shall not unreasonably be withheld), and (iv) in no event shall the consent of an Agent, the Administrative Agent or the Issuer be required in the case of an assignment by a CP Conduit of its interest in the Class A Notes and its rights and obligations under this Agreement and the Related Documents to any one or more of its Committed Purchasers in its Purchaser Group or to any Support Party with respect to such CP Conduit; provided, further, however, that, with respect to any Assignment by one member of a Purchaser Group to another Person already a member of such Purchaser Group of its rights with respect to the Class A Note (but none of its Commitment, if any), it shall not be necessary to execute a Transfer Supplement so long as the Agent for such Purchaser Group gives prompt written notice of such Assignment to the Administrative Agent, the Servicer and the Issuer. From and after the effective date determined pursuant to such Transfer Supplement, (x) the Assignee thereunder shall be a party hereto and, to the extent provided in such Transfer Supplement, have the rights and obligations of a Class A Purchaser hereunder as set forth therein and (y) the transferor Class A Purchaser shall, to the extent provided in such Transfer Supplement, be released from its Commitment and other obligations under this Agreement; provided, however, that after giving effect to each such Assignment, the obligations released by any such Class A Purchaser shall have been assumed by an Assignee or Assignees. Such Transfer Supplement shall be deemed to amend this Agreement to the extent, and only to the extent, necessary to reflect the addition of such Assignee and the resulting adjustment of Percentage Interests, Purchaser Percentages or Liquidity Percentages arising from the Assignment. Upon its receipt and acceptance of a duly executed Transfer Supplement, the Agent for the applicable Purchaser Group (or, in the case of an Assignment by which a new Purchaser Group is added to this Agreement, the Administrative Agent) shall on the effective date determined pursuant thereto give notice of such acceptance to the Issuer, the Seller, the Servicer and the Trustee.

Upon instruction to register a transfer of a Class A Purchaser’s beneficial interest in the Class A Notes (or portion thereof) and surrender for registration of transfer of such Class A Purchaser’s Class A Note(s) (if applicable) and delivery to the Issuer of an Investment Letter, executed by the registered owner (and the beneficial owner if it is a Person other than the registered owner), and receipt by the Trustee of a copy of the duly executed related Transfer Supplement and such other documents as may be required under this Agreement, such beneficial interest in the Class A Notes (or portion thereof) shall be transferred in the records of the Trustee and the applicable Agent and, if requested by the Assignee, new Class A Notes shall be issued to the Assignee and, if applicable, the transferor Class A Purchaser in amounts reflecting such Transfer as provided in the Indenture. Successive registrations of Transfers as aforesaid may be made from time to time as desired, and each such registration of a transfer to a new registered owner shall be noted on the Note Register.

(f) Each Class A Purchaser may pledge its interest in the Class A Notes to any Federal Reserve Bank as collateral in accordance with applicable law.

(g) Any Class A Purchaser shall have the option to change its Investing Office, provided that such Class A Purchaser shall have prior to such change in office complied with the provisions of subsection 2.5(c) hereof and provided further that such Class A Purchaser shall not be entitled to any amounts otherwise payable under Section 2.4 or 2.5 hereof resulting solely from such change in office unless such change in office was mandated by applicable law or by such Class A Purchaser’s compliance with the provisions of this Agreement.

(h) Each Support Party shall be entitled to receive additional payments and indemnification pursuant to Sections 2.4, 2.5 and 2.6 hereof as though it were a Class A Purchaser and such Section applied to its interest in or commitment to acquire an interest in the Class A Notes; provided that such Support Party shall not be entitled to additional payments pursuant to (i) Section 2.4 by reason of Regulatory Changes which occurred prior to the date it became a Support Party or (ii) Section 2.5 attributable to its failure to satisfy the requirements of subsection 2.5(c) as if it were a Class A Purchaser.

(i) Each Support Party claiming increased amounts described in Sections 2.4 or 2.5 hereof shall furnish, through its related CP Conduit, to the Issuer, the Seller, the Servicer, the Trustee and the Agent for the applicable Purchaser Group a certificate setting forth the basis and amount of each request by such Support Party for any such amounts referred to in Sections 2.4 or 2.5, such certificate to be conclusive with respect to the factual information set forth therein absent manifest error.

(j) In the event that a Committed Purchaser is a Downgraded Purchaser, the related CP Conduit shall have the right to replace such Committed Purchaser with a replacement Committed Purchaser consented to by the Issuer (which consent shall not be withheld except for a commercially reasonable purpose or reason), which replacement Committed Purchaser shall succeed to the rights of such Committed Purchaser under this Agreement in respect of its Commitment as a Committed Purchaser, and such Committed Purchaser shall assign such Commitment and its interest in the Class A Notes to such replacement Committed Purchaser in accordance with the provisions of this Section 8.1; provided, that (A) such Committed Purchaser shall not be replaced hereunder with a new investor until such Committed Purchaser has been paid in full its Percentage Interest of the Class A Principal Balance and all accrued and unpaid interest thereon by such new investor and all other amounts (including all amounts owing under Sections 2.4, 2.5 and 2.6 of this Agreement) owed to it and to all Participants with respect to such Committed Purchaser pursuant to this Agreement, and (ii) if the Committed Purchaser to be replaced is an Agent, a replacement agent shall have been appointed in accordance with Section 7.9 hereof, and the Agent to be replaced shall have been paid all amounts owing to it as agent pursuant to this Agreement. For purposes of this subsection, a Committed Purchaser shall be a “Downgraded Purchaser” if and so long as the credit rating assigned to its short-term obligations by Moody’s or Standard & Poor’s on the date on which it became a party to this Agreement shall have been reduced or withdrawn, or as may be otherwise agreed among the Issuer, such Committed Purchaser and the CP Conduit in its Purchaser Group. Any Committed Purchaser which becomes a Downgraded Purchaser will give the Issuer and the Servicer notice of such reduction or withdrawal within 10 Business Days after the date thereof.

(k) The Commitment of each Committed Purchaser in respect of its related CP Conduit shall not relate to any Assignee of such CP Conduit. Upon any Assignment by a CP Conduit of its Percentage Interest in the Class A Principal Balance to a Person

which is not one of its Committed Purchasers, the Commitment of each of its related Committed Purchasers shall be reduced by an amount equal to the assigned Percentage Interest times such Commitment. Without the prior consent of the Administrative Agent and the Issuer, a CP Conduit may not enter into an Assignment with any Assignee other than (i) one or more of its Committed Purchasers, or (ii) one or more other Persons which, after giving effect to such Assignment and any concurrent Assignments, will be CP Conduits having Committed Purchasers which have, aggregate new Commitments equal to the aggregate reductions of Commitments pursuant to the preceding sentence.

(l) In the event that a Class A Purchaser (or a Participant or Support Party for such Class A Purchaser) is entitled to receive additional payments pursuant to Section 2.4 or 2.5 hereof, the Issuer shall have the right to seek a Replacement Purchaser not so affected and which is reasonably acceptable to the Agent for such Purchaser Group to replace such affected Class A Purchaser. No replacement of a Class A Purchaser shall be effected pursuant to this subsection 8.1(l) if, after giving effect thereto, any amounts shall be owing to the replaced Class A Purchaser hereunder. Each affected Class A Purchaser hereby agrees to take all actions reasonably necessary to permit a Replacement Purchaser to succeed to its rights and obligations hereunder.

Notwithstanding the foregoing or the provisions of subsection 8.1(j), (i) if the Class A Purchaser being replaced pursuant to this subsection is a Committed Purchaser, the Replacement Purchaser shall be acceptable to the CP Conduit in its Purchaser Group in its sole discretion and (ii) if the Class A Purchaser being replaced is a CP Conduit, the Replacement Purchaser shall be acceptable to each Committed Purchaser in its Purchaser Group and to the Administrative Agent in their sole discretion, and in either such case it shall be a condition of such replacement that such Replacement Purchaser enter into substitute Support Facilities for those to which the Class A Purchaser being replaced is a party on terms mutually acceptable to the parties thereto. In addition, if the Class A Purchaser to be replaced is an Agent or the Administrative Agent or is a CP Conduit which is administered or sponsored by an Agent or the Administrative Agent, it shall be a condition of such replacement that a replacement Agent or Administrative Agent shall have been appointed in accordance with Section 7.9, and the Agent or Administrative Agent to be replaced shall have been paid all amounts owing to it as Agent or Administrative Agent, as applicable pursuant to this Agreement.

8.2 Tax Characterization. It is the intention of the parties hereto that the Class A Notes be treated for tax purposes as indebtedness, and the parties hereto agree to so treat the Class A Notes (to the extent permitted by law).

ARTICLE 9 MISCELLANEOUS

9.1 Amendments and Waivers. This Agreement may not be amended, supplemented or modified nor may any provision hereof be waived except in accordance with the provisions of this Section 9.1. With the written consent of the Required Class A Owners and the Required Class A Purchasers and subject to the satisfaction of the Rating Agency Condition, the Administrative Agent, each Agent, the Issuer, the Seller and the Servicer may, from time to time, enter into written amendments, supplements, waivers or modifications hereto for the purpose of adding any provisions to this Agreement or changing in any manner the rights of any party hereto or waiving, on such terms and conditions as may be specified in such instrument, any of the requirements of this Agreement; provided, however, that no such amendment, supplement, waiver or modification shall (i) reduce the amount or extend the maturity of any Class A Note or reduce the rate or extend the time of payment of interest thereon, increase the obligation, if any, of any CP Conduit, or reduce or alter the timing of any other amount payable to any Class A Purchaser hereunder or under the Sale and Servicing Agreement or the Indenture or increase the Commitment of any Committed Purchaser, in each case without the consent of the Class A Purchasers affected thereby, (ii) amend, modify or waive any provision of this Section 9.1, or the definition of “Class A Principal Balance”, or reduce the percentage specified in the definition of Majority Class A Owners, Majority Class A Purchasers, Required Class A Owners or Required Class A Purchasers, in each case without the written consent of all Class A Purchasers or (iii) amend, modify or waive any provision of Section 7 of this Agreement without the written consent of each Agent affected by such amendment, modification or waiver. Any waiver of any provision of this Agreement shall be limited to the provisions specifically set forth therein for the period of time set forth therein and shall not be construed to be a waiver of any other provision of this Agreement.

An Agent may cast any vote or give any consent or direction under the Sale and Servicing Agreement, the Indenture or other Related Documents on behalf of the Holders (as defined in the Indenture) of Class A Notes in its Purchaser Group if it has been directed to do so by Class A Owners in such Purchaser Group having Percentage Interests aggregating greater than 50% of the aggregate Percentage Interests of all Class A Owners in such Purchaser Group.

9.2 Notices.

(a) All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or, in the case of mail or telecopy notice, when received, addressed as follows or, with respect to an Agent or Class A Purchaser, as set forth on the signature pages hereto or in its respective Joinder Supplement or Transfer Supplement, or, with respect to the Issuer, the Seller or the Servicer, as set forth in the Indenture or to such other address as may be hereafter notified by the respective parties hereto:

Administrative Agent:	Deutsche Bank Trust Company Americas Mail Stop: NYC60-3915 60 Wall Street New York, NewYork 10005 Attention: Bridget Fischer/David May Telephone: (212) 250-1012/1011 Telefax: (212) 797-0404

(b) Unless otherwise directed by the Administrative Agent, all payments to it shall be made by federal wire to the Administrative Agent, at its account (Account # 99-907-998, Attn; Global Loan Services, Reference: AmeriCredit / Bridget Fischer/

David May) maintained at Deutsche Bank, New York, NY 10005 (ABA# 021-001-033), or such other account as the Administrative Agent may designate in writing to the Issuer. The Administrative Agent shall distribute such payments to the Class A Purchasers promptly upon receipt. Unless otherwise directed by an Agent or Class A Purchaser, all payments to it shall be made by federal wire to the account specified on the signature pages hereto or in the Joinder Supplement or Transfer Supplement by which it became a party hereto (provided, in the case of an account specified in a Joinder Supplement or Transfer Supplement, that the Agent, the Issuer, the Servicer or the Trustee, as the case may be, shall have received notice thereof).

(c) The Administrative Agent will promptly forward copies of all certificates, notices and reports received hereunder to the Agents.

9.3 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of any party hereto, any right, remedy, power or privilege under any of the Related Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege under any of the Related Documents preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges provided in the Related Documents are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

9.4 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of AFC, the Seller, AmeriCredit, the Servicer, the Issuer, the Administrative Agent, the Agents, the Class A Purchasers, any Transferee and their respective successors and permitted assigns, and, to the extent provided herein, to each Indemnitee, Participant and Support Party and their respective successors and assigns; provided that, except as provided in Section 6.4, 7.3 or 11.4 of the Sale and Servicing Agreement, AFC, the Seller, AmeriCredit and the Servicer may not assign or transfer any of their respective rights or obligations under this Agreement without the prior written consent of the Required Class A Owners and the Required Class A Purchasers; provided, further, that in connection with any such assignment (including an assignment by operation of law), the assignee shall expressly agree in writing to assume all the obligations of AFC, the Seller, AmeriCredit or the Servicer, as applicable, hereunder and provided further that no assignment permitted hereunder shall relieve AFC, the Seller, AmeriCredit or the Servicer, as applicable, from any obligations arising hereunder prior to such assignment (including obligations with respect to breaches of representations and warranties made herein).

9.5 [reserved]

9.6 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

9.7 Severability. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provisions in any other jurisdiction.

9.8 Integration. This Agreement and the Supplemental Fee Letters, as applicable, represent the agreement of AFC (individually and as Seller), AmeriCredit (individually and as Servicer), the Issuer, the Administrative Agent, the Agents and the Class A Purchasers with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by any party hereto relative to subject matter hereof not expressly set forth or referred to herein or therein or in the Related Documents.

9.9 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

9.10 Jurisdiction; Consent to Service of Process. Each of the parties hereto hereby irrevocably and unconditionally (i) submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court in New York County or federal court of the United States of America for the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment arising out of or relating to this Agreement; (ii) agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, federal court; (iii) agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law; (iv) consents that any such action or proceeding may be brought in such courts and waives any objection it may now or hereafter have to the laying of venue of any such action or proceeding in any such court and any objection it may now or hereafter have that such action or proceeding was brought in an inconvenient court, and agrees not to plead or claim the same; (v) consents to service of process in the manner provided for notices in Section 9.2 of this Agreement (provided that, nothing in this Agreement shall affect the right of any such party to serve process in any other manner permitted by law); and (vi) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any such action or proceeding any special, exemplary, punitive or consequential damages.

9.11 Termination. This Agreement shall remain in full force and effect until the payment in full of the Class A Principal Balance and all other amounts payable to the Class A Purchasers, the Agents and the Administrative Agent hereunder and the termination of all Commitments; provided, that the provisions of Sections 2.4, 2.5, 2.6, 6.1, 6.2, 7.7, 8.2, 9.10, 9.12, 9.13 and 9.14 shall survive termination of this Agreement and any amounts payable to the Administrative Agent, the Agents, Class A Purchasers or any Affected Party thereunder shall remain payable thereto.

9.12 No Proceedings.

(a) The Administrative Agent and each Agent and each Class A Purchaser covenants and agrees that it shall not institute against, or join any other Person in instituting against, the Issuer or AFC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States for one year and a day after the latest maturing Note has been paid.

(b) Each of AFC (individually and as Seller), AmeriCredit (individually and as Servicer), the Issuer, the Administrative Agent, each Agent and each Class A Purchaser hereby agrees that it shall not institute or join against, or knowingly or intentionally encourage or cooperate with any other Person in instituting against any CP Conduit any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, for one year and a day after the latest maturing commercial paper note, medium term note or other debt security issued by such CP Conduit is paid.

9.13 No Recourse.

(a) The obligations of each CP Conduit under this Agreement, or any other agreement, instrument, document or certificate executed or delivered or issued by such CP Conduit or any officer thereof are solely the corporate, limited liability company or partnership obligations of such CP Conduit. No recourse shall be had for the payment of any fee or other obligations, instrument, document or certificate executed and delivered or issued by any CP Conduit or any officer thereof in connection therewith, against any stockholder, member, limited partner, employee, officer, director, manager, affiliate or incorporator of any CP Conduit.

(b) Each of AFC (individually and as Seller), AmeriCredit (individually and as Servicer), the Issuer, the Administrative Agent, each Agent and each Class A Purchaser hereby irrevocably waives all right of setoff that it may have under contract (including this Agreement), applicable law or otherwise with respect to any funds or monies of any CP Conduit at any time held by or in the possession of such Person.

(c) Notwithstanding anything in this Agreement to the contrary, a CP Conduit shall not have any obligation to pay any amount required to be paid by it hereunder in excess of any amount available to such CP Conduit after paying or making provision for the payment of its Commercial Paper Notes; and each of the other parties hereto agrees that it will not have a claim under Section 101(5) of the Bankruptcy Code if and to the extent that any such payment obligation owed to it by such CP Conduit exceeds the amount available to such CP Conduit to pay such amount after paying or making provision for the payment of its Commercial Paper Notes.

9.14 Survival of Representations and Warranties. All representations and warranties made hereunder and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement, the purchase of the Class A Notes hereunder and the termination of this Agreement.

9.15 Waiver of Jury Trial. EACH PARTY HERETO (INDIVIDUALLY AND, IN THE CASE OF AFC, AS THE SELLER, AND, IN THE CASE OF AMERICREDIT, AS THE SERVICER) HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, THE CLASS A

NOTES OR ANY OTHER DOCUMENTS AND INSTRUMENTS EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF ANY PARTY HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THIS AGREEMENT AND FOR CLASS A PURCHASERS PURCHASING AN INTEREST IN THE CLASS A NOTES DESCRIBED HEREIN AND THE ADMINISTRATIVE AGENT AND EACH AGENT AGREEING TO ACT AS SUCH HEREUNDER.

9.16 Limitation of Liability of Owner Trustee. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as Owner Trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Agreement or any other Related Documents.

9.17 CP Conduit as Committed Purchaser. Notwithstanding anything herein to the contrary, a CP Conduit may execute this Agreement as both a CP Conduit and a Committed Purchaser and, in such event, such CP Conduit shall have the rights and obligations of both a CP Conduit and a Committed Purchaser set forth herein. In no event shall the foregoing prevent a CP Conduit from exercising its rights to Assign or Transfer some or all of its Class A Note to one or more Support Parties.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Class A Note Purchase Agreement to be duly executed by their respective officers as of the day and year first above written.

AMERICREDIT MASTER TRUST II By: Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee

By:
Name:
Title:

AMERICREDIT FUNDING CORP. X, individually and as Seller

By:
Name:
Title:

AMERICREDIT FINANCIAL SERVICES, INC., individually and as Servicer

By:
Name:
Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

Address for Notices:

Mail Stop: NYC60-3915
60 Wall Street
New York, NewYork 10005
Attention: Bridget Fischer/David May
Facsimile No.: (212) 250-1012/1011

SEDONA PURCHASER GROUP DEUTSCHE BANK AG, NEW YORK BRANCH, as Agent

By:
Name:
Title:

By:
Name:
Title:

Address for Notices:

60 Wall Street, 19th floor
New York, New York 10005
Attention: Structured Finance
Department/Securitization
Facsimile No.: (212) 797-5160

Type of Class A Purchaser:	SEDONA CAPITAL FUNDING CORP., LLC
CP Conduit

By:
Name:
Title:

Address for Notices and Investing Office:

c/o Deutsche Bank AG, New York Branch
60 Wall Street, 19th floor
New York, New York 10005
Attention: Structured Finance
Department/Securitization
Facsimile No.: (212) 797-5160

Type of Class A Purchaser:	DEUTSCHE BANK AG, NEW YORK BRANCH,
Committed

By:
Name:
Title:

By:
Name:
Title:

Address for Notices and Investing Office:

Deutsche Bank AG
New York Branch
60 Wall Street, 19th floor
New York, New York 10005
Attention: Structured Finance
Department/Securitization
Facsimile No.: (212) 797-5160

SCHEDULE I

Schedule of Committed Purchasers and CP Conduits

Name of Committed Purchaser	Commitment	Name of CP Conduit	Maximum Purchase Amount
Sheffield Receivables Corporation	$100,666,541.18	Sheffield Receivables Corporation	$100,666,541.18

Credit Suisse, New York Branch	$106,846,597.15	Alpine Securitization Corp.	$106,846,597.15

Deutsche Bank AG, New York Branch	$98,719,177.00	Sedona Capital Funding Corp., LLC	$98,719,177.00

Fairway Finance Company, LLC	$88,608,697.42	Fairway Finance Company, LLC	$88,608,697.42

JPMorgan Chase Bank, National Association	$92,394,546.54	Park Avenue Receivables Company, LLC	$92,394,546.54

KeyBank National Association	$40,896,321.89	Relationship Funding Company, LLC	$40,896,321.89

Greenwich Capital Markets, Inc. as Agent for The Royal Bank Of Scotland PLC	$85,401,090.73	Amsterdam Funding Corporation	$85,401,090.73

UBS Real Estate Securities Inc.	$97,232,640.42	N/A

Wachovia Bank, National Association	$69,761,348.13	Variable Funding Capital Company, LLC	$69,761,348.13

West LB	$72,952,893.03	Paradigm Funding LLC	$72,952,893.03

SCHEDULE II

Commercial Paper Rates

Name of CP Conduit	Commercial Paper Rate
Sheffield Receivables Corporation	The Commercial Paper Rate with respect to Sheffield Receivables Corporation (“Sheffield”) shall mean, with respect to any Interest Period (or portion thereof), the per annum rate calculated to yield the “weighted average cost” (as defined below) for such Interest Period (or portion thereof) in respect of Commercial Paper Notes issued by Sheffield, as determined by the Agent for the Sheffield Purchaser Group; provided, however, that if any component of such rate is a discount rate, in calculating the Commercial Paper Rate for such Interest Period (or portion thereof) the rate resulting from converting such discount rate to an interest-bearing equivalent rate per annum shall be used in calculating such component. As used in this definition, “weighted average cost” for any Interest Period (or portion thereof) means the sum of (i) the actual interest accrued during such Interest Period (or portion thereof) on outstanding Commercial Paper Notes issued by Sheffield, (ii) the commissions of placement agents and dealers in respect of such Commercial Paper Notes, and (iii) other borrowings by Sheffield (as determined by the Agent for the Sheffield Purchaser Group), including to fund small or odd dollar amounts that are not easily accommodated in the commercial paper market.

Alpine Securitization Corp.	The Commercial Paper Rate with respect to Alpine Securitization Corp. (the “Conduit”) means, for any day, the sum of (1) the rate (or if more than one rate, the weighted average of the rates) per annum at which commercial paper notes were sold by any placement agent or commercial paper dealer selected by or on behalf the Conduit, as agreed between each such agent or dealer and the Conduit; provided that if the rate (or rates) as agreed between any such agent or dealer and the Conduit is a discount rate (or rates), then such rate shall be the rate (or if more than one rate, the weighted average of the rates) resulting from converting such discount rate (or rates) to an interest-bearing equivalent rate per annum, plus (2) 0.05% per annum in respect of dealer fees and commissions (to the extent not included in the rate or rates described in clause(1)), plus (3) any note issuance costs attributable to such commercial paper notes not constituting dealer fees or commissions, expressed as an annualized percentage (not exceeding 0.01% per annum) of the aggregate principal component thereof.

Sedona Capital Funding Corp., LLC	The Commercial Paper Rate with respect to Sedona Capital Funding Corp., LLC (“Sedona”) means, for any day, the sum of (1) the rate (or if more than one rate, the weighted average of the rates) per annum at which commercial paper notes were sold by any placement agent or commercial paper dealer selected by or on behalf of Sedona, as agreed between each such agent or dealer and Sedona; provided that if the rate (or rates) as agreed between any such agent or dealer and Sedona is a discount rate (or rates), then such rate shall be the rate (or if more than one rate, the weighted average of the rates) resulting from converting such discount rate (or rates) to an interest-bearing equivalent rate per annum, plus (2) 0.05% per annum in respect of dealer fees and commissions (to the extent not included in the rate or rates described in clause (1)), plus (3) any note issuance costs attributable to such commercial paper notes not constituting dealer fees or commissions, expressed as an annualized percentage (not exceeding 0.01% per annum) of the aggregate principal component thereof.

Fairway Finance Company, LLC	The Commercial Paper Rate with respect to Fairway Finance Company, LLC (“Fairway”) shall mean for any Fixed Period for any portion of the Class A Principal Balance funded by Fairway through the issuance of Commercial Paper Notes, the rate equivalent to the rate (or if more than one rate, the weighted average of the rates) at which Commercial Paper Notes having a term equal to such Fixed Period may be sold by any placement agent or commercial paper dealer selected by the Agent for the Fairway Purchaser Group on behalf of Fairway; provided, however, that if the rate (or rates) as agreed between any such agent or dealer and the Agent for the Fairway Purchaser Group is a discount rate, then the rate (or if more than one rate, the weighted average of the rates) resulting from Fairway’s converting such discount rate (or rates) to an interest-bearing equivalent rate per annum; plus, in either such case, the commissions of placement agents and dealers paid or payable in connection with the issuance of such Commercial Paper Notes.

Jupiter Securitization Company, LLC	The Commercial Paper Rate with respect to Jupiter Securitization Company, LLC (the “Conduit”) means, for any day, the sum of (1) the rate (or if more than one rate, the weighted average of the rates) per annum at which commercial paper notes were sold by any placement agent or commercial paper dealer selected by or on behalf of the Conduit, as agreed between each such agent or dealer and the Conduit; provided that if the rate (or rates) as agreed between any such agent or dealer and the Conduit is a discount rate (or rates), then such rate shall be the rate (or if more than one rate, the weighted average of the rates) resulting from converting such discount rate (or rates) to an interest-bearing equivalent rate per annum, plus (2) 0.05% per annum in respect of dealer fees and commissions (to the extent not included in the rate or rates described in clause (1)), plus (3) any note issuance costs attributable to such commercial paper notes not constituting dealer fees or commissions, expressed as an annualized percentage (not exceeding 0.01% per annum) of the aggregate principal component thereof.

Park Avenue Receivables Company, LLC	The Commercial Paper Rate with respect to Park Avenue Receivables Company, LLC (the “Conduit”) means, for any day, the sum of (1) the rate (or if more than one rate, the weighted average of the rates) per annum at which commercial paper notes were sold by any placement agent or commercial paper dealer selected by or on behalf of the Conduit, as agreed between each such agent or dealer and the Conduit; provided that if the rate (or rates) as agreed between any such agent or dealer and the Conduit is a discount rate (or rates), then such rate shall be the rate (or if more than one rate, the weighted average of the rates) resulting from converting such discount rate (or rates) to an interest-bearing equivalent rate per annum, plus (2) 0.05% per annum in respect of dealer fees and commissions (to the extent not included in the rate or rates described in clause (1)), plus (3) any note issuance costs attributable to such commercial paper notes not constituting dealer fees or commissions, expressed as an annualized percentage (not exceeding 0.01% per annum) of the aggregate principal component thereof.

Relationship Funding Company, LLC	The Commercial Paper Rate with respect to Relationship Funding Company, LLC (“RFC”) means for any day, to the extent that all or any portion of the Class A Notes outstanding on such day are funded or maintained with the proceeds of commercial paper issued by or on behalf of RFC, the per annum rate equivalent to the weighted average of the per annum rates which may be paid or are payable by RFC from time to time as interest on or otherwise (by means of hedge agreements or otherwise) in respect to those commercial paper notes issued by RFC that are allocated in whole or in part by or on behalf of RFC to fund or maintain the Class A Principal Balance on such day, as determined by or on behalf of RFC, which rates shall reflect and give effect to the commissions of placement agents and dealers in respect of such commercial paper notes and to net payments owed or received by RFC under any hedge agreements entered into by RFC in connection with such allocated commercial paper (provided, however, that if any component of such rate is a discount rate, in calculating the “Commercial Paper Rate” for such day for the purposes of this clause, RFC shall for such component use the rate resulting from converting such discount rate to an interest bearing equivalent rate per annum).

Amsterdam Funding Corporation	The Commercial Paper Rate with respect to Amsterdam Funding Corporation (“Amsterdam”) means, for any day, the sum of (1) the rate (or if more than one rate, the weighted average of the rates) per annum at which commercial paper notes were sold by any placement agent or commercial paper dealer selected by or on behalf of Amsterdam, as agreed between each such agent or dealer and Amsterdam; provided that if the rate (or rates) as agreed between any such agent or dealer and Amsterdam is a discount rate (or rates), then such rate shall be the rate (or if more than one rate, the weighted average of the rates) resulting from converting such discount rate (or rates) to an interest-bearing equivalent rate per annum, plus (2) 0.05% per annum in respect of dealer fees and commissions (to the extent not included in the rate or rates described in clause (1)), plus (3) any note issuance costs attributable to such commercial paper notes not constituting dealer fees or commissions, expressed as an annualized percentage of the aggregate principal component thereof.

Variable Funding Capital Company, LLC	The Commercial Paper Rate with respect to Variable Funding Capital Company, LLC (“VFCC”) shall mean for any day during any Interest Period, the per annum rate equivalent to the weighted average of the per annum rates paid or payable by VFCC from time to time as interest on or otherwise (by means of interest rate hedges or otherwise taking into consideration any incremental carrying costs associated with short-term promissory notes issued by VFCC maturing on dates other than those certain dates on which VFCC is to receive funds) in respect of the promissory notes issued by VFCC that are allocated, in whole or in part, by the Agent for the Purchaser Group of which VFCC is a member (on behalf of VFCC) to fund or maintain the Class A Principal Balance during such period, as determined by the Agent for the Purchaser Group of which VFCC is a member (on behalf of VFCC), which rates shall reflect and give effect to (i) the commissions of placement agents and dealers in respect of such promissory notes, to the extent such commissions are allocated, in whole or in part, to such promissory notes by the Agent for the Purchaser Group of which VFCC is a member (on behalf of VFCC) and (ii) other borrowings by VFCC, including, without limitation, borrowings to fund small or odd dollar amounts that are not easily accommodated in the commercial paper market; provided, however, that if any component of such rate is a discount rate, in calculating the Commercial Paper Rate, the Agent for the Purchaser Group of which VFCC shall for such component use the rate resulting from converting such discount rate to an interest bearing equivalent rate per annum.

Paradigm Funding LLC	The Commercial Paper Rate with respect to Paradigm Funding LLC (“Paradigm”) shall mean, for any Interest Period, the per annum rate equivalent to the “weighted average cost” (as defined below) related to the issuance of commercial paper by Paradigm that is allocated, in whole or in party by the Paradigm, to fund or maintain capital funded by the Paradigm (and which may also be allocated in part to the funding of other assets of such Paradigm); provided, however, that if any component of such rate described in the above clause is a discount rate, in calculating the Commercial Paper Rate for such Interest Period, the rate used to calculate such component of such rate shall be a rate resulting from converting such discount rate to an interest bearing equivalent rate per annum. As used in this definition, the “weighted average cost” shall consist of, (A) the actual interest rate paid to purchasers of commercial paper issued by Paradigm, (B) the costs associated with the issuance of such commercial paper (including dealer fees and commissions of placement agents and issuing and paying agent fees), (C) any incremental carrying costs incurred with respect to commercial paper maturing on dates other than those on which corresponding funds are received by the Administrator on behalf of the Paradigm, and (D) interest on borrowing or funding sources by Paradigm (other than under any program support agreement), including to fund amounts that are not easily accommodated in the commercial paper market.

EXHIBIT A

FORM OF INVESTMENT LETTER

[Date]

[Name and address of Issuer]

[Name and address of Transferor Class A Purchaser]

Re	AmeriCredit Master Trust II

Floating Rate Asset Backed Notes, Class A

Ladies and Gentlemen:

This letter (the “Investment Letter”) is delivered by the undersigned (the “Purchaser”) pursuant to subsection 8.1(a) of the Class A Note Purchase Agreement dated as of March 5, 2009 (as in effect, the “Note Purchase Agreement”), among AmeriCredit Funding Corp. X (“AFC”), AmeriCredit Master Trust II, AmeriCredit Financial Services, Inc., the Class A Purchasers and the Agents parties thereto and Deutsche Bank Trust Company Americas, as Administrative Agent. Capitalized terms used herein without definition shall have the meanings set forth in the Note Purchase Agreement. The Purchaser represents to and agrees with the Issuer as follows:

(a) The Purchaser is authorized [to enter into the Note Purchase Agreement and to perform its obligations thereunder and to consummate the transactions contemplated thereby] [to purchase a participation in obligations under the Note Purchase Agreement].

(b) The Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Class A Notes and is able to bear the economic risk of such investment. The Purchaser has been afforded the opportunity to ask such questions as it deems necessary to make an investment decision, and has received all information it has requested in connection with making such investment decision. The Purchaser has, independently and without reliance upon the Agent or any other Class A Purchaser, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Receivables, the Existing Trust Residual Interest, the Residual Interests, the Collateral Notes, AFC, the Seller, AmeriCredit, the Servicer, the Issuer, the Existing Trust, the Backup Servicer, the Trust Collateral Agent and the Trustee and made its own decision to purchase its interest in the Class A Notes, and will, independently and without reliance upon the Administrative Agent, any Agent or any other Class A Purchaser, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis, appraisals and decisions in taking or not taking action

A-1

under the Note Purchase Agreement, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Receivables, the Existing Trust Residual Interest, the Residual Interests, the Collateral Notes, AFC, the Seller, AmeriCredit, the Servicer, the Issuer, the Backup Servicer, the Existing Trust, the Trust Collateral Agent and the Trustee.

(c) The Purchaser is an “accredited investor”, as defined in Rule 501, promulgated by the Notes and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”), or is a sophisticated institutional investor. The Purchaser understands that the offering and sale of the Class A Notes has not been and will not be registered under the Securities Act and has not and will not be registered or qualified under any applicable “Blue Sky” law, and that the offering and sale of the Class A Notes has not been reviewed by, passed on or submitted to any federal or state agency or commission, securities exchange or other regulatory body.

(d) The Purchaser is acquiring an interest in Class A Notes without a view to any distribution, resale or other transfer thereof except, with respect to any Class A Note or any interest or participation therein, as contemplated in the following sentence. The Purchaser will not resell or otherwise transfer any interest or participation in the Class A Note, except in accordance with Section 8.1 of the Note Purchase Agreement and (i) in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended, and applicable state securities or “blue sky” laws; (ii) to the Issuer or any affiliate of the Issuer; or (iii) to a person who the Purchaser reasonably believes is a qualified institutional buyer (within the meaning thereof in Rule 144A under the Securities Act) that is aware that the resale or other transfer is being made in reliance upon Rule 144A. In connection therewith, the Purchaser hereby agrees that it will not resell or otherwise transfer the Class A Notes or any interest therein unless the purchaser thereof provides to the addressee hereof a letter substantially in the form hereof.

(f) This Investment Letter has been duly executed and delivered and constitutes the legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles affecting the enforcement of creditors’ rights generally and general principles of equity.

Very truly yours,

[NAME OF PURCHASER]

By:
Name:
Title:

A-2

EXHIBIT B

FORM OF TRANSFER SUPPLEMENT

TRANSFER SUPPLEMENT, dated as of the date set forth in Item 1 of Schedule I hereto, among the Seller Class A Purchaser set forth in Item 2 of Schedule I hereto (the “Seller Class A Purchaser”), the Purchasing Class A Purchaser set forth in Item 3 of Schedule I hereto (the “Purchasing Class A Purchaser”), and the Agent set forth in Item 4 of Schedule I hereto (in such capacity, the “Agent”) for the Purchaser Group set forth in Item 5 of Schedule I hereto.

W I T N E S S E T H:

WHEREAS, this Supplement is being executed and delivered in accordance with subsection 8.1(e) of the Class A Note Purchase Agreement, dated as of March 5, 2009, among AmeriCredit Master Trust II, AmeriCredit Funding Corp. X, AmeriCredit Financial Services, Inc. (the “AmeriCredit Parties”), the Class A Purchasers and the Agents parties thereto and Deutsche Bank Trust Company Americas, as Administrative Agent (as from time to time amended, supplemented or otherwise modified in accordance with the terms thereof, the “Note Purchase Agreement”; unless otherwise defined herein, terms defined in the Note Purchase Agreement are used herein as therein defined);

WHEREAS, the Purchasing Class A Purchaser (if it is not already a Class A Purchaser party to the Note Purchase Agreement) wishes to become a Class A Purchaser party to the Note Purchase Agreement and the Purchasing Class A Purchaser wishes to acquire and assume from the Seller Class A Purchaser, certain of the rights, obligations and commitments under the Note Purchase Agreement; and

WHEREAS, the Seller Class A Purchaser wishes to sell and assign to the Purchasing Class A Purchaser, certain of its rights, obligations and commitments under the Note Purchase Agreement.

NOW, THEREFORE, the parties hereto hereby agree as follows:

(a) Upon receipt by the Agent of five counterparts of this Supplement, to each of which is attached a fully completed Schedule I and Schedule II, each of which has been executed by the Seller Class A Purchaser, the Purchasing Class A Purchaser and the Agent, the Agent will promptly transmit to the Servicer, the Seller, the Trustee, the Seller Class A Purchaser and the Purchasing Class A Purchaser a Transfer Effective Notice, substantially in the form of Schedule III to this Supplement (a “Transfer Effective Notice”). Such Transfer Effective Notice shall be executed by the Agent and shall set forth, inter alia, the date on which the transfer effected by this Supplement shall become effective (the “Transfer Effective Date”). From and after the Transfer Effective Date the Purchasing Class A Purchaser shall be a Class A Purchaser party to the Note Purchase Agreement for all purposes thereof as a CP Conduit and, if applicable, a Committed Purchaser, as specified on Schedule II to this Supplement.

(b) At or before 12:00 Noon, local time of the Seller Class A Purchaser, on the Transfer Effective Date, the Purchasing Class A Purchaser shall pay to the Seller Class A Purchaser, in immediately available funds, an amount equal to the purchase price, as agreed between the Seller Class A Purchaser and such Purchasing Class A Purchaser (the “Purchase Price”), of the portion set forth on Schedule II hereto being purchased by such Purchasing Class A Purchaser of the outstanding Class A Principal Balance under the Class A Note owned by the Seller Class A Purchaser (such Purchasing Class A Purchaser’s “Transferor Percentage”) and other amounts owing to the Seller Class A Purchaser under the Note Purchase Agreement or otherwise in respect of the Class A Notes.

Effective upon receipt by the Seller Class A Purchaser of the Purchase Price from the Purchasing Class A Purchaser, the Seller Class A Purchaser hereby irrevocably sells, assigns and transfers to the Purchasing Class A Purchaser, without recourse, representation or warranty, and the Purchasing Class A Purchaser hereby irrevocably purchases, takes and assumes from the Seller Class A Purchaser, (i) the Transferor Percentage of the presently outstanding Class A Principal Balance under the Class A Notes owned by the Seller Class A Purchaser and other amounts owing to the Seller Class A Purchaser in respect of the Class A Notes, together with all instruments, documents and collateral security pertaining thereto, and (ii) the Transferor Percentage of (A) if the Seller Class A Purchaser is a CP Conduit, the Purchaser Percentage of the Seller Class A Purchaser and the other rights and duties of the Seller Class A Purchaser under the Note Purchase Agreement, or (B) if the Seller Class A Purchaser is a Committed Purchaser, the Liquidity Percentage and the Commitment of the Seller Class A Purchaser and other rights, duties and obligations of the Seller Class A Purchaser under the Note Purchase Agreement.

This Supplement is intended by the parties hereto to effect a purchase by the Purchasing Class A Purchaser and sale by the Seller Class A Purchaser of interests in the Class A Notes, and it is not to be construed as a loan or a commitment to make a loan by the Purchasing Class A Purchaser to the Seller Class A Purchaser. The Seller Class A Purchaser hereby confirms that the amount of the Class A Principal Balance is $                 and its Percentage Interest thereof is         %, which equals $                         as of                 , 20    . Upon and after the Transfer Effective Date (until further modified in accordance with the Note Purchase Agreement), the Purchaser Percentage or Liquidity Percentage, as applicable, of the Seller Class A Purchaser and the Purchasing Class A Purchaser and the Commitment and the Liquidity Percentage, if applicable, of the Seller Class A Purchaser and the Purchasing Class A Purchaser shall be as set forth in Schedule II to this Supplement.

(c) The Seller Class A Purchaser has made arrangements with the Purchasing Class A Purchaser with respect to (i) the portion, if any, to be paid, and the date or dates for payment, by the Seller Class A Purchaser to the Purchasing Class A Purchaser of any fees heretofore received by the Seller Class A Purchaser pursuant to the Note Purchase Agreement prior to the Transfer Effective Date and (ii) the portion, if any, to be paid, and the date or dates for payment, by the Purchasing Class A Purchaser to the Seller Class A Purchaser of fees or interest received by the Purchasing Class A Purchaser pursuant to the Note Purchase Agreement or otherwise in respect of the Class A Notes from and after the Transfer Effective Date.

(d) (i) All principal payments that would otherwise be payable from and after the Transfer Effective Date to or for the account of the Seller Class A Purchaser in respect of the Class A Notes shall, instead, be payable to or for the account of the Seller

Class A Purchaser and the Purchasing Class A Purchaser, as the case may be, in accordance with their respective interests as reflected in this Supplement.

(ii) All interest, fees and other amounts that would otherwise accrue for the account of the Seller Class A Purchaser from and after the Transfer Effective Date pursuant to the Note Purchase Agreement or in respect of the Class A Notes shall, instead, accrue for the account of, and be payable to or for the account of, the Seller Class A Purchaser and the Purchasing Class A Purchaser, as the case may be, in accordance with their respective interests as reflected in this Supplement. In the event that any amount of interest, fees or other amounts accruing prior to the Transfer Effective Date was included in the Purchase Price paid by the Purchasing Class A Purchaser, the Seller Class A Purchaser and the Purchasing Class A Purchaser will make appropriate arrangements for payment by the Seller Class A Purchaser to the Purchasing Class A Purchaser of such amount upon receipt thereof from the Agent.

(e) Concurrently with the execution and delivery hereof, the Purchasing Class A Purchaser will deliver to the Agent and the Issuer an executed Investment Letter in the form of Exhibit A to the Note Purchase Agreement and the forms, if any, required by subsection 2.5(c) of the Note Purchase Agreement.

(f) Each of the parties to this Supplement agrees and acknowledges that (i) at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Supplement, and (ii) the Agent shall apply each payment made to it under the Note Purchase Agreement, whether in its individual capacity or as Agent, in accordance with the provisions of the Note Purchase Agreement, as appropriate.

(g) By executing and delivering this Supplement, the Seller Class A Purchaser and the Purchasing Class A Purchaser confirm to and agree with each other, the Agent and the Class A Purchasers as follows: (i) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned hereby free and clear of any adverse claim, the Seller Class A Purchaser makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Note Purchase Agreement or the Related Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Note Purchase Agreement or any other instrument or document furnished pursuant thereto; (ii) the Seller Class A Purchaser makes no representation or warranty and assumes no responsibility with respect to the Issuer, the financial condition of the Receivables, the Existing Trust Residual Interest, the Residual Interests, the Collateral Notes, AFC, the Seller, AmeriCredit, the Servicer, the Issuer, the Existing Trust, the Trust Collateral Agent, the Backup Servicer or the Trustee or the performance or observance by AFC, the Seller, AmeriCredit, the Servicer, the Issuer, the Existing Trust, the Trust Collateral Agent, the Backup Servicer or the Trustee of any of their respective obligations under the Note Purchase Agreement or any Related Document or any the Existing Trust Note Documentation or any other instrument or document furnished pursuant hereto; (iii) each Purchasing Class A Purchaser confirms that it has received a copy of such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Supplement; (iv) each Purchasing Class A

Purchaser will, independently and without reliance upon the Administrative Agent, any Agent (as defined in the Note Purchase Agreement,) the Seller Class A Purchaser or any other Class A Purchaser and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Note Purchase Agreement or the Related Documents; (v) the Purchasing Class A Purchaser appoints and authorizes the Agent and the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Note Purchase Agreement and the Related Documents as are delegated to the Agent or the Administrative Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Article 7 of the Note Purchase Agreement; and (vi) each Purchasing Class A Purchaser agrees (for the benefit of the Seller Class A Purchaser, the Administrative Agent, the Agents (as defined in the Note Purchase Agreement), the Class A Purchasers, the Trustee, the Servicer and the Seller) that it will perform in accordance with their terms all of the obligations which by the terms of the Note Purchase Agreement are required to be performed by it as a Class A Purchaser.

(h) Schedule II hereto sets forth the revised Purchaser Percentage or the revised Liquidity Percentage, as applicable, and Commitment of the Seller Class A Purchaser, as applicable, the Purchaser Percentage or the Liquidity Percentage, as applicable, and the Commitment of the Purchasing Class A Purchaser, as applicable, and the initial Investing Office of the Purchasing Class A Purchaser, as well as administrative information with respect to the Purchasing Class A Purchaser.

(i) THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be executed by their respective duly authorized officers on Schedule I hereto as of the date set forth in Item 1 of Schedule I hereto.

SCHEDULE I TO

TRANSFER SUPPLEMENT

COMPLETION OF INFORMATION AND

SIGNATURES FOR TRANSFER SUPPLEMENT

Re:	Class A Note Purchase Agreement, dated as of March 5, 2009, among AmeriCredit Master Trust II, AmeriCredit Funding Corp. X, AmeriCredit Financial Services, Inc., the Class A Purchasers and the Agents parties thereto and Deutsche Bank Trust Company Americas, as Administrative Agent

Item 1:	Date of Transfer Supplement:

Item 2:	Seller Class A Purchaser:

Item 3:	Purchasing Class A Purchaser:

Item 4:	Name of Agent:

Item 5:	Name of Purchaser Group:

Item 6:	Signatures of Parties to Agreement:

as Seller Class A Purchaser

By:
Name:
Title:

By:
Name:
Title:

as Purchasing Class A Purchaser

By:
Name:
Title:

By:
Name:
Title:

CONSENTED TO AND ACCEPTED BY:

[NAME OF AGENT], as Agent

By:
Name:
Title:

By:
Name:
Title:

[If applicable:]

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

SCHEDULE II TO

TRANSFER SUPPLEMENT

LIST OF INVESTING OFFICES, ADDRESSES

FOR NOTICES, ASSIGNED INTERESTS AND

PURCHASE AND LIQUIDITY PERCENTAGES

[Seller Class A Purchaser]

A.	Type of Purchaser:	CP Conduit:	Yes/No
		Committed Purchaser:	Yes/No

B.	Purchaser Percentage:

Seller Class A Purchaser Purchaser Percentage
	Prior to Sale:		%

	Purchaser Percentage Sold:		%

	Purchaser Percentage Retained:		%

C.	Commitment (if applicable)

Seller Class A Purchaser Commitment
	Prior to Sale:	$

	Commitment Sold:	$

	Commitment Retained:	$

Related CP Conduit (applicable to Committed Purchaser):

D.	Related Committed Purchasers (applicable to CP Conduit)

Committed Purchasers, Commitments and Liquidity Percentages prior to Sale:
	$	%
	$	%
	$	%

E.	Class A Principal Balance:

Seller Class A Purchaser
	Class A Principal Balance Prior to Sale:	$

	Class A Principal Balance Sold:	$

Class A Principal Balance Retained:	$

[Purchasing Class A Purchaser]

A.	Type of Purchaser:	CP Conduit:	Yes/No
		Committed Purchaser:	Yes/No

B.	Purchaser Percentage:

Transferee Class A Purchaser Purchaser Percentage
	After Sale:	%

C.	Commitment (if applicable)

Transferee Class A Purchaser Commitment
	After Sale:	$

Related CP Conduit (applicable to Committed Purchaser):

D.	Related Committed Purchasers (applicable to CP Conduit)

Committed Purchasers, Commitments and Liquidity Percentages after Sale:
	$	%
	$	%
	$	%

E.	Class A Principal Balance:

Transferee Class A Purchaser
	Class A Principal Balance After Sale:	$

Address for Notices:

Investing Office:

SCHEDULE III TO

TRANSFER SUPPLEMENT

Form of

Transfer Effective Notice

To:	[Name and address of Seller,

Servicer, Trustee, Administrative

Agent, Seller Class A Purchaser and

Purchasing Class A Purchaser]

The undersigned, as Agent under the Class A Note Purchase Agreement, dated as of March 5, 2009, among AmeriCredit Master Trust II, AmeriCredit Funding Corp. X, AmeriCredit Financial Services, Inc., the Class A Purchasers and the Agents parties thereto and Deutsche Bank Trust Company Americas, as Administrative Agent, acknowledges receipt of five executed counterparts of a completed Transfer Supplement. [Note: attach copies of Schedules I and II from such Agreement.] Terms defined in such Supplement are used herein as therein defined.

Pursuant to such Supplement, you are advised that the Transfer Effective Date will be                         ,     .

Very truly yours,

[NAME OF AGENT], as Agent

By:
Name:
Title:

By:
Name:
Title:

EXHIBIT C

JOINDER SUPPLEMENT

JOINDER SUPPLEMENT, dated as of the date set forth in Item 1 of Schedule I hereto, among the financial institution identified in Item 2 of Schedule I hereto, AmeriCredit Financial Services, Inc. (“AmeriCredit”), individually and as Servicer, AmeriCredit Funding Corp. X (“AFC”), individually and as Seller, AmeriCredit Master Trust II (the “Issuer”), the Agent named in Item 5 of Schedule I hereto (the “Agent”), and Deutsche Bank Trust Company Americas, as Administrative Agent (the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, this Supplement is being executed and delivered under the Class A Note Purchase Agreement, dated as of March 5, 2009, among AmeriCredit, AFC, the Issuer, the Class A Purchasers from time to time parties thereto, the Agents for the Purchaser Groups from time to time parties thereto, and the Administrative Agent (as from time to time amended, supplemented or otherwise modified in accordance with the terms thereof, the “Agreement”; unless otherwise defined herein, terms defined in the Agreement are used herein as therein defined); and

WHEREAS, the party set forth in Item 2 of Schedule I hereto (the “Proposed Purchaser”) wishes to become a Class A Purchaser designated as a [CP Conduit][Committed Purchaser] party to the Agreement;

NOW, THEREFORE, the parties hereto hereby agree as follows:

(a) Upon receipt by the Administrative Agent of five counterparts of this Supplement, to each of which is attached a fully completed Schedule I and Schedule II, each of which has been executed by the Proposed Purchaser, AmeriCredit, AFC, the Issuer, the Agent and the Administrative Agent, the Administrative Agent will transmit to the Proposed Purchaser, AmeriCredit, AFC, the Issuer and the Agent, a Joinder Effective Notice, substantially in the form of Schedule III to this Supplement (a “Joinder Effective Notice”). Such Joinder Effective Notice shall be executed by the Administrative Agent and shall set forth, inter alia, the date on which the joinder effected by this Supplement shall become effective (the “Joinder Effective Date”). From and after the Joinder Effective Date, the Proposed Purchaser shall be a Class A Purchaser designated as a [CP Conduit][Committed Purchaser] party to the Agreement for all purposes thereof.

(b) Each of the parties to this Supplement agrees and acknowledges that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Supplement.

(c) By executing and delivering this Supplement, the Proposed Purchaser confirms to and agrees with the Administrative Agent, the Agents and the Class A Purchasers as follows: (i) none of the Administrative Agent, the Agents or the Class A Purchasers makes any representation or warranty or assumes any responsibility with respect to any statements, warranties or representations made in or in connection with the Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the

Agreement or any other instrument or document furnished pursuant thereto, or with respect to any notes issued under the Indenture (including, without limitation, the Class A Notes), or the Trust Estate (as defined under the Indenture) or the financial condition of AmeriCredit, AFC, any Seller, the Servicer, the Trustee, the Existing Trust, the Trust Collateral Agent, the Backup Servicer or the Issuer, or the performance or observance by AmeriCredit, AFC, any Seller, the Servicer, the Existing Trust, the Trustee, the Trust Collateral Agent, the Backup Servicer or the Issuer of any of their respective obligations under the Agreement, any other Related Document or any the Existing Trust Note Documentation or any other instrument or document furnished pursuant thereto; (ii) the Proposed Purchaser confirms that it has received a copy of such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Supplement; (iii) the Proposed Purchaser will, independently and without reliance upon the Administrative Agent, any Agent or any other Class A Purchaser and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Agreement; (iv) the Proposed Purchaser appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Agreement as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Article 7 of the Agreement; (v) the Proposed Purchaser appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with the Indenture and Article 7 of the Agreement; and (vi) the Proposed Purchaser agrees (for the benefit of the parties hereto and the other Class A Purchasers) that it will perform in accordance with their terms all of the obligations which by the terms of the Agreement are required to be performed by it as a Class A Purchaser designated as a [CP Conduit][Committed Purchaser].

(d) Schedule II hereto sets forth administrative information with respect to the Proposed Purchaser.

(e) This Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be executed by their respective duly authorized officers on Schedule I hereto as of the date set forth in Item 1 of Schedule I hereto.

SCHEDULE I TO

JOINDER SUPPLEMENT

COMPLETION OF INFORMATION AND

SIGNATURES FOR JOINDER SUPPLEMENT

Re:	Class A Note Purchase Agreement, dated as of March 5, 2009, among

AmeriCredit Master Trust II, AmeriCredit Funding Corp. X, AmeriCredit

Financial Services, Inc., the other parties thereto and Deutsche Bank Trust

Company Americas, as Administrative Agent.

Item 1: Date of Joinder Supplement:

Item 2: Proposed Purchaser:

Item 3: Type of Class A Purchaser: CP Conduit
Committed

Item 4: Complete if Committed Purchaser: Commitment - $
Committed Purchaser with respect to:

[Name of CP Conduit]

Item 5: Name of Agent:

Item 6: Name of Purchaser Group:

Item 7: Signatures of Parties to Agreement:

, as
Proposed Purchaser

By:
Name:
Title:

By:
Name:
Title:

AMERICREDIT FINANCIAL SERVICES, INC., individually and as Servicer

By:
Name:
Title:

AMERICREDIT FUNDING CORP. X, individually and as Seller

By:
Name:
Title:

AMERICREDIT MASTER TRUST II,
By:	AmeriCredit Financial Services, Inc., attorney-in-fact

By:
Name:
Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

[NAME OF AGENT], as Agent

By:
Name:
Title:

SCHEDULE II TO

JOINDER SUPPLEMENT

LIST OF INVESTING OFFICES, ADDRESS

FOR NOTICES AND WIRE INSTRUCTIONS

Address for Notices:

Investing Office:

Wire Instructions:

SCHEDULE III TO

JOINDER SUPPLEMENT

FORM OF

JOINDER EFFECTIVE NOTICE

To:	[Name and address of AmeriCredit, AFC, the Issuer, Agent and Proposed Purchaser]

The undersigned, as Administrative Agent under the Class A Note Purchase Agreement, dated as of March 5, 2009, among AmeriCredit Master Trust II, AmeriCredit Funding Corp. X, AmeriCredit Financial Services, Inc., the other parties thereto and Deutsche Bank Trust Company Americas, as Administrative Agent, acknowledges receipt of five executed counterparts of a completed Joinder Supplement. [Note: attach copies of Schedules I and II from such Agreement.] Terms defined in such Supplement are used herein as therein defined.

Pursuant to such Supplement, you are advised that the Joinder Effective Date for [Name of Proposed Purchaser] will be                      and such Proposed Purchaser will be a Class A Purchaser designated as a [CP Conduit][Committed Purchaser with a Commitment of $                    ].

Very truly yours,

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

EXHIBIT D

FORM OF BORROWING NOTICE

[date]

To:	Deutsche Bank Trust Company Americas,

as Administrative Agent

Mail Stop: NYC60-3915

60 Wall Street

New York, New York 10005

Attention: Attention: Bridget Fischer/David May

Wells Fargo Bank, National Association, as Trustee

Sixth and Marquette Avenue, MAC N9311-161

Minneapolis, Minnesota 55479

Attention: Corporate Trust Services/Asset Backed Administration

Re:	Borrowing under Indenture, dated as of March 5, 2009 (as amended, the “Indenture”; terms used herein but not defined herein shall have the respective meanings given thereto in the Indenture) among AmeriCredit Master Trust II, a Delaware statutory trust (the “Issuer”), Wells Fargo Bank, National Association, as Trustee and Trust Collateral Agent, and Deutsche Bank Trust Company Americas, as Administrative Agent (the “Administrative Agent”)

Ladies and Gentlemen:

The Issuer hereby requests a Borrowing pursuant to Section 12.6 of the Indenture and the following agreements:

(a) Class A Note Purchase Agreement, dated as of March 5, 2009, as amended, among the Issuer, AmeriCredit Financial Services, Inc., AmeriCredit Funding Corp. X, the Class A Purchasers parties thereto, the Agents parties thereto, and the Administrative Agent;

(b) Class B Note Purchase Agreement, dated as of March 5, 2009, as amended, among the Issuer, AmeriCredit Financial Services, Inc., AmeriCredit Funding Corp. X, the Class B Purchasers parties thereto, the Agents parties thereto, and the Administrative Agent; and

(c) Class C Note Purchase Agreement, dated as of March 5, 2009, as amended, among the Issuer, AmeriCredit Financial Services, Inc., AmeriCredit Funding Corp. X, the Class C Purchasers parties thereto, the Agents parties thereto, and the Administrative Agent.

1. The Borrowing Date for the advance requested hereby (the “Subject Advance”) is                         , which is a Business Day permitted as a Borrowing Date pursuant to Section 2.1(c) of each Note Purchase Agreement. The requested Fixed Period for the Subject Advance is                 .

D-1

2. The Additional Class A Principal Amount requested hereby is $                    , the Additional Class B Principal Amount requested hereby is $                    , and the Additional Class C Principal Amount requested hereby is $                    .

3. The proceeds of the Subject Advance should be deposited into the following account located in the United States of America:

[Provide name and number of account, and name, address and ABA number for depository institution as well as a contact person].

4. The undersigned hereby certifies and represents that each of the applicable conditions set forth in Section 3.2 of each Note Purchase Agreement and Section 12.6 of the Indenture to the making of the Subject Advance have been satisfied.

5. Attached hereto as Exhibits A and B are a Borrowing Base Confirmation and a Schedule of Receivables (as such terms are defined and/or used in the Indenture), respectively, each complying with the requirements of the Indenture. [IF THE ISSUER IS PURCHASING ADDITIONAL RECEIVABLES: Also attached as Exhibit C is the Collateral Receipt required under Section 3.2 of the Note Purchase Agreement. ]

Very truly yours,

AmeriCredit Master Trust II
By:	AmeriCredit Financial Services, Inc., attorney-in-fact

By:
Name:
Title:

D-2

EXHIBIT E

FORM OF NOTICE OF FIXED PERIOD

[date]

To:	Deutsche Bank Trust Company Americas,

as Administrative Agent

Mail Stop: NYC60-3915

60 Wall Street

New York, NewYork 10005

Attention: Bridget Fischer/David May

[addresses of other Agents]

Re:	Borrowing under Indenture, dated as of March 5, 2009 (as amended, the “Indenture”; terms used herein but not defined herein shall have the respective meanings given thereto in the Indenture) among AmeriCredit Master Trust II, a Delaware statutory trust (the “Issuer”), Wells Fargo Bank, National Association, as Trustee and Trust Collateral Agent, and Deutsche Bank Trust Company Americas, as Administrative Agent (the “Administrative Agent”)

Ladies and Gentlemen:

Reference is made to the Borrowing, the Fixed Period of which ends on             , 200    , and the Additional Class A Principal Amount of which is $                    , the Additional Class B Principal Amount of which is $                    , and the Additional Class C Principal Amount of which is $                    . Pursuant to each of the following agreements:

(a) Class A Note Purchase Agreement, dated as of March 5, 2009, as amended, among the Issuer, AmeriCredit Financial Services, Inc., AmeriCredit Funding Corp. X, the Class A Purchasers parties thereto, the Agents parties thereto, and the Administrative Agent;

(b) Class B Note Purchase Agreement, dated as of March 5, 2009, as amended, among the Issuer, AmeriCredit Financial Services, Inc., AmeriCredit Funding Corp. X, the Class B Purchasers parties thereto, the Agents parties thereto, and the Administrative Agent;

(c) Class C Note Purchase Agreement, dated as of March 5, 2009, as amended, among the Issuer, AmeriCredit Financial Services, Inc., AmeriCredit Funding Corp. X, the Class C Purchasers parties thereto, the Agents parties thereto, and the Administrative Agent;

the Issuer hereby notifies you that the subsequent Fixed Period for such Borrowing shall be             .

E-1

Very truly yours,

AmeriCredit Master Trust II
By:	AmeriCredit Financial Services, Inc., attorney-in-fact

By:
Name:
Title:

E-2

		Page
ARTICLE 1	DEFINITIONS	2
1.1	Definitions. All capitalized terms used herein as defined terms and not defined herein shall have the meanings given to them in Annex A to the Sale and Servicing Agreement or the Indenture.	2
1.2	Other Definitional Provisions.	12

ARTICLE 2	AMOUNT AND TERMS OF COMMITMENTS	13
2.1	Purchases.	13
2.2	Reductions and Extensions of Commitments.	15
2.3	Interest, Fees, Expenses, Payments, Etc.	17
2.4	Requirements of Law.	21
2.5	Taxes.	23
2.6	Indemnification.	26
2.7	Expenses, etc.	29
2.8	Effect of Event of Default.	29
2.9	Defaulting Committed Purchaser.	30

ARTICLE 3	CONDITIONS PRECEDENT	31
3.1	Conditions to Effectiveness. The following shall be conditions precedent to the effectiveness of this Agreement:	31
3.2	Condition to Purchases. The following shall be conditions precedent to the obligation of any Class A Purchaser to purchase its share of any Additional Class A Principal Amount on any Purchase Date (including the Effective Date):	34

ARTICLE 4	REPRESENTATIONS AND WARRANTIES	35
4.1	Representations and Warranties of AmeriCredit, AFC and the Issuer. AmeriCredit, AFC and the Issuer each severally, with respect to itself only, represents and warrants to the Class A Purchasers, the Agents and the Administrative Agent that its representations and warranties (individually or as Seller or Servicer, as applicable) set forth in the Sale and Servicing Agreement, the Indenture and the other Related Documents and in the Existing Trust Note Documentation are true and correct as of the date hereof (except for representations or warranties which relate to a specific date, which shall be true and correct as of such date). AmeriCredit, AFC and the Issuer each severally, with respect to itself only, further represents and warrants to, and agrees with, each Class A Purchaser and Agent and the Administrative Agent that, as of the date hereof and as of each Borrowing Date:	35

ARTICLE 5	COVENANTS	39
5.1	Covenants. Each of AmeriCredit, AFC and the Issuer, severally covenants and agrees, in each case as to itself individually or in its capacity as the Seller or Servicer, as applicable, each with respect to itself only, that through the Termination Date and thereafter so long as any amount of the Class A Principal Balance shall remain outstanding or any monetary obligation arising hereunder shall remain unpaid, unless the Required Class A Owners and the Required Class A Purchasers shall otherwise consent in writing, that:	39

(continued)

		Page
5.2	Assignment of Rights under Existing Trust Class A Note Purchase Agreement. The Issuer hereby assigns, which assignment AmeriCredit, AFC, the Seller and the Servicer hereby acknowledge, to each Class A Purchaser and each Agent the following rights under the Existing Trust Class A Note Purchase Agreement, to the extent applicable pursuant to the terms thereof:	41
5.3	Covenants with respect to Residual Owners.	41

ARTICLE 6	MUTUAL COVENANTS REGARDING CONFIDENTIALITY	43
6.1	Covenants. Each of AFC, individually and as Seller, the Issuer and AmeriCredit, individually and as Servicer, severally and with respect to itself only, covenants and agrees to hold in confidence, and not disclose to any Person, the terms of this Agreement (including any fees payable in connection with this Agreement or the identity of any CP Conduit which is a purchaser or beneficial owner of Class A Notes under this Agreement), except as the Administrative Agent or such Agent or Class A Purchaser may have consented to in writing prior to any proposed disclosure and except it may disclose such information (i) to its officers, employees, agents and legal advisors who are directly involved in the consideration of this Agreement (and then only on a confidential basis) and (ii) as required by applicable law or compulsory legal process; provided, that, in the case of clause (ii), AFC, the Seller, the Issuer, AmeriCredit or the Servicer, as applicable, will use all reasonable efforts to maintain confidentiality and will (unless otherwise prohibited by law) notify the affected Administrative Agent, Agent or Class A Purchaser of its intention to make any such disclosure prior to making such disclosure.	43
6.2	Covenants of Class A Purchasers. Subject to the provisions of Section 8.1(c) hereof, the Administrative Agent and each Agent and Class A Purchaser, severally and with respect to itself only, covenants and agrees that any nonpublic information obtained by it pursuant to this Agreement shall be held in confidence (it being understood that documents provided to the Administrative Agent or any Agent or Class A Purchaser hereunder may in all cases be distributed to the Administrative Agent or to any Agent or Class A Purchaser) except that the Administrative Agent or such Agent or Class A Purchaser may disclose such information (i) pursuant to the order of any court or administrative agency or in any pending legal or administrative proceeding (whether or not having the force or effect of law) provided that, unless prohibited by a Requirement of Law, the Administrative Agent or such Agent or Class A Purchaser shall provide prompt notice of such order to the affected party, (ii) upon the request or demand of any regulatory authority having or claiming jurisdiction over the Administrative Agent or any Agent or Class A Purchaser or any of its affiliates, (iii) as required by applicable law, (iv) to the extent that such information becomes publicly available other than by reason of improper disclosure by the Administrative Agent

(ii)

(continued)

		Page
	or such Agent or Class A Purchaser, (v) to its affiliates, officers, directors, employees, legal counsel, independent auditors, accountants, advisors, investors, potential investors, rating agencies, commercial paper dealers, providers of surety, guaranty, credit or liquidity enhancement (including the directors, officers and accountants of such surety, guaranty, credit or liquidity enhancement provider), legal counsel of any of the foregoing and other experts or agents who need to know such information and are informed of the confidential nature of such information (provided that the Persons permitted to make such disclosures under clauses (i), (ii) and (iii) of this Section 6.2 shall also include credit or liquidity enhancers of a Class A Purchaser), (vi) for purposes of establishing a “due diligence” defense, (vii) which was available to the Administrative Agent or such Agent or Class A Purchaser on a nonconfidential basis from a source other than the affected party, provided that such source was not to the knowledge of the Administrative Agent or such Agent or Class A Purchaser bound by a confidentiality agreement with the affected party, (viii) has been independently acquired or developed by the Administrative Agent or such Agent or Class A Purchaser without violating any of the Administrative Agent or such Agent or Class A Purchaser’s obligations under this Agreement, (ix) if such disclosure has been approved in writing in advance by AmeriCredit (x) regarding the existence of this Agreement, but not the financial terms thereof, or (xi) at any time following the date three years after the date of this Agreement. No disclosure pursuant to subsection (xi) shall be made if the confidential information consists of non-public personal information, which shall include all Personally Identifiable Financial Information (as defined herein) in any list, description or other grouping of consumers/customers, and publicly available information pertaining to them, that is derived using any Personally Identifiable Financial Information that is not publicly available, and shall further include all Non-Public Personally Identifiable Information as defined by federal regulations implementing the Gramm-Leach-Bliley Act, as amended from time to time. “Personally Identifiable Financial Information” means any information a consumer provides to a party in order to obtain a financial product or service, any information a party otherwise obtains about a consumer in connection with providing a financial product or service to that consumer, and any information about consumer resulting from any transaction involving a financial product or service between a party and a consumer. Personally Identifiable Financial Information may include, without limitation, a consumer’s first and last name, physical address, zip code, e-mail address, phone number, Social Security number, birth date, account number and any information that identifies, or when tied to the above information may identify, a consumer.	43

ARTICLE 7	THE AGENTS	44
7.1	Appointment. Each Class A Purchaser and each Agent hereby consents and agrees to the appointment of the

(iii)

(continued)

		Page
	Administrative Agent pursuant to the terms of the Indenture, and each such Class A Purchaser and Agent irrevocably authorizes the Administrative Agent, as the agent for such Class A Purchaser or Agent, to take such action on its behalf under the provisions of this Agreement and the other Related Documents and to exercise such powers and perform such duties hereunder and thereunder as are expressly delegated to the Administrative Agent by the terms of this Agreement and the other Related Documents, together with such other powers as are reasonably incidental thereto. Each Class A Purchaser in each Purchaser Group hereby irrevocably designates and appoints the Agent for such Purchaser Group as the agent of such Class A Purchaser under this Agreement, and each such Class A Purchaser irrevocably authorizes such Agent, as the agent for such Class A Purchaser, to take such action on its behalf under the provisions of the Related Documents and to exercise such powers and perform such duties thereunder as are expressly delegated to such Agent by the terms of the Related Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, neither the Administrative Agent nor any Agent shall have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Class A Purchaser, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against the Administrative Agent or any Agent. To the extent that any provision of this Article 7 with respect to the relationship between an Agent and the Class A Purchasers in its Purchaser Group conflicts with any agreement between such Class A Purchasers and such Agent set forth in any agreement with respect to a Support Facility, the terms of such other agreement will control.	44
7.2	Delegation of Duties. Each Agent may execute any of its duties under any of the Related Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. No Agent shall be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.	45
7.3	Exculpatory Provisions. Neither any Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (a) liable to any of the Class A Purchasers for any action lawfully taken or omitted to be taken by it or such Person under or in connection with any of the Related Documents (except for its or such Person’s own gross negligence or willful misconduct) or (b) responsible in any manner to any of the Class A Purchasers for any recitals, statements, representations or warranties made by AFC, the Seller, the Issuer, AmeriCredit, the Servicer, the Existing Trust, the Administrative Agent, the Trust Collateral Agent, the Backup Servicer, or the Trustee or any officer thereof contained in any of the Related Documents or in any of the Existing Trust Note Documentation or in any certificate, report, statement or other document referred to or provided for in, or received by an Agent under or in connection with, any of the Related Documents or the Existing Trust Note Documentation or for the value,

(iv)

(continued)

		Page
	validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any of the Related Documents or for any failure of AFC, the Seller, the Issuer, AmeriCredit, the Servicer, the Existing Trust, the Administrative Agent, the Trust Collateral Agent, the Backup Servicer, or the Trustee to perform its obligations thereunder. No Agent shall be under any obligation to any Class A Purchaser to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, any of the other Related Documents, or to inspect the properties, books or records of AFC, the Seller, the Issuer, AmeriCredit, the Servicer, the Existing Trust, the Administrative Agent, the Trust Collateral Agent, the Backup Servicer, or the Trustee.	45
7.4	Reliance by Agents. Each Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, written statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including counsel to the Agent), independent accountants and other experts selected by such Agent. Each Agent shall be fully justified in failing or refusing to take any action under any of the Related Documents unless it shall first receive such advice or concurrence of the Required Class A Owners and the Required Class A Purchasers in its Purchaser Group as it deems appropriate or it shall first be indemnified to its satisfaction by the Class A Purchasers or by the Committed Purchasers in its Purchaser Group, against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Each Agent shall in all cases be fully protected in acting, or in refraining from acting, under any of the Related Documents in accordance with a request of (i) Class A Owners in its Purchaser Group having Percentage Interests aggregating greater than 50% of the aggregate Percentage Interests of all Class A Owners in such Purchaser Group, and (ii) Committed Purchasers in its Purchaser Group having Commitments aggregating greater than 50% of the aggregate Commitments of all Committed Purchasers in such Purchaser Group, and such request and any action taken or failure to act pursuant thereto shall be binding upon all present and future Class A Purchasers in such Purchaser Group.	46
7.5	Notices. No Agent shall be deemed to have knowledge or notice of the occurrence of any breach of this Agreement or the occurrence of any Termination Event unless such Agent has received notice from the Servicer, the Trustee or any Class A Purchaser, referring to this Agreement and describing such event. In the event any Agent receives such a notice, it shall promptly give notice thereof to the Class A Purchasers in its Purchaser Group. Each Agent shall take such action with respect to such event as shall be reasonably directed by (i) Class A Owners in its Purchaser Group having Percentage Interests aggregating greater than 50% of the aggregate Percentage Interests of all Class A Owners in such Purchaser Group, and (ii) Committed Purchasers in its Purchaser Group having

(v)

(continued)

		Page
	Commitments aggregating greater than 50% of the aggregate Commitments of all Committed Purchasers in such Purchaser Group; provided that unless and until such Agent shall have received such directions, such Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such event as it shall deem advisable in the best interests of the Class A Owners or of the Class A Purchasers in its Purchaser Group, as applicable.	46
7.6	Non-Reliance on Agents and Other Class A Purchasers. Each Class A Purchaser expressly acknowledges that no Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by any Agent hereafter taken, including any review of the affairs of AFC, the Seller, the Issuer, AmeriCredit, the Servicer, the Existing Trust, the Administrative Agent, the Trust Collateral Agent, the Backup Servicer or the Trustee shall be deemed to constitute any representation or warranty by any Agent to any Class A Purchaser. Each Class A Purchaser represents to each Agent that it has, independently and without reliance upon any Agent or any other Class A Purchaser, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of AFC, the Seller, the Issuer, AmeriCredit, the Servicer, the Existing Trust, the Administrative Agent, the Trust Collateral Agent, the Backup Servicer, the Trustee, and the Receivables, the Existing Trust Residual Interest, the Residual Interests and Collateral Notes and made its own decision to purchase its interest in the Class A Notes hereunder and enter into this Agreement. Each Class A Purchaser also represents that it will, independently and without reliance upon any Agent or any other Class A Purchaser, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis, appraisals and decisions in taking or not taking action under any of the Related Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of AFC, the Seller, the Issuer, AmeriCredit, the Servicer, the Existing Trust, the Administrative Agent, the Trust Collateral Agent, the Backup Servicer, the Trustee, and the Receivables. Except for notices, reports and other documents received under Section 5 hereof, no Agent shall have any duty or responsibility to provide any Class A Purchaser with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of AFC, the Seller, the Issuer, AmeriCredit, the Servicer, the Existing Trust, the Administrative Agent, the Trust Collateral Agent, the Backup Servicer, the Trustee, the Existing Trust Residual Interest, the Residual Interests, the Collateral Notes and the Receivables which may come into the possession of such Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.	46
7.7	Indemnification. The Committed Purchasers in each Purchaser Group agree to indemnify the Agent for such

(vi)

(continued)

		Page
	Purchaser Group in its capacity as such (without limiting the obligation (if any) of AFC, the Seller, the Issuer, AmeriCredit and the Servicer to reimburse such Agent for any such amounts), ratably according to their respective Commitments (or, if the Commitments have terminated, Percentage Interests), in each case from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including at any time following the payment of the obligations under this Agreement, including the Class A Principal Balance) be imposed on, incurred by or asserted against such Agent in any way relating to or arising out of this Agreement, or any documents contemplated by or referred to herein or the transactions contemplated hereby or any action taken or omitted by the Agent under or in connection with any of the foregoing; provided that no Class A Purchaser shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of an Agent resulting from its own gross negligence or willful misconduct. The agreements in this subsection shall survive the payment of the obligations under this Agreement, including the Class A Principal Balance.	47
7.8	Agents in their Individual Capacity. Each Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with AFC, the Seller, the Issuer, AmeriCredit, the Servicer, the Existing Trust, the Administrative Agent, the Trust Collateral Agent, the Backup Servicer, or the Trustee as though such Agent were not an agent hereunder. In addition, the Class A Purchasers acknowledge that one or more Persons which are Agents may act (i) as administrator, sponsor or agent for one or more CP Conduits and in such capacity acts and may continue to act on behalf of each such CP Conduit in connection with its business, and (ii) as the agent for certain financial institutions under the liquidity and credit enhancement agreements relating to this Agreement to which any one or more CP Conduits is party and in various other capacities relating to the business of any such CP Conduit under various agreements. Any such Person, in its capacity as Agent, shall not, by virtue of its acting in any such other capacities, be deemed to have duties or responsibilities hereunder or be held to a standard of care in connection with the performance of its duties as an Agent other than as expressly provided in this Agreement. Any Person which is an Agent may act as an Agent without regard to and without additional duties or liabilities arising from its role as such administrator or agent or arising from its acting in any such other capacity.	47
7.9	Successor Agents. Any Agent may resign as Agent upon ten days’ notice to the Class A Purchasers in its Purchaser Group, the Administrative Agent and each other Agent, the Trustee, the Seller and the Servicer with such resignation becoming effective upon a successor agent succeeding to the rights, powers and duties of the Agent pursuant to this Section 7.9. If an Agent shall resign as Agent under this Agreement, then (i) Class A Owners in its Purchaser Group having Percentage Interests aggregating greater than 51% of the aggregate Percentage Interests

(vii)

(continued)

		Page
	of all Class A Owners in such Purchaser Group, and (ii) Committed Purchasers in its Purchaser Group having Commitments aggregating greater than 51% of the aggregate Commitments of all Committed Purchasers in such Purchaser Group shall appoint from among the Committed Purchasers in such Purchaser Group a successor agent for such Purchaser Group. Any successor agent shall succeed to the rights, powers and duties of resigning Agent, and the term “Agent” shall mean such successor agent effective upon its appointment, and the former Agent’s rights, powers and duties as Agent shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement. After the retiring Agent’s resignation as Agent, the provisions of this Article 7 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.	48

ARTICLE 8	SECURITIES LAWS; TRANSFERS	48
8.1	Transfers of Class A Notes.	48
8.2	Tax Characterization. It is the intention of the parties hereto that the Class A Notes be treated for tax purposes as indebtedness, and the parties hereto agree to so treat the Class A Notes (to the extent permitted by law).	53

ARTICLE 9	MISCELLANEOUS	53
9.1	Amendments and Waivers. This Agreement may not be amended, supplemented or modified nor may any provision hereof be waived except in accordance with the provisions of this Section 9.1. With the written consent of the Required Class A Owners and the Required Class A Purchasers and subject to the satisfaction of the Rating Agency Condition, the Administrative Agent, each Agent, the Issuer, the Seller and the Servicer may, from time to time, enter into written amendments, supplements, waivers or modifications hereto for the purpose of adding any provisions to this Agreement or changing in any manner the rights of any party hereto or waiving, on such terms and conditions as may be specified in such instrument, any of the requirements of this Agreement; provided, however, that no such amendment, supplement, waiver or modification shall (i) reduce the amount or extend the maturity of any Class A Note or reduce the rate or extend the time of payment of interest thereon, increase the obligation, if any, of any CP Conduit, or reduce or alter the timing of any other amount payable to any Class A Purchaser hereunder or under the Sale and Servicing Agreement or the Indenture or increase the Commitment of any Committed Purchaser, in each case without the consent of the Class A Purchasers affected thereby, (ii) amend, modify or waive any provision of this Section 9.1, or the definition of “Class A Principal Balance”, or reduce the percentage specified in the definition of Majority Class A Owners, Majority Class A Purchasers, Required Class A Owners or Required Class A Purchasers, in each case without the written consent of all Class A Purchasers or (iii) amend, modify or waive any provision of Section 7 of this Agreement without the written consent of each

(viii)

(continued)

		Page
	Agent affected by such amendment, modification or waiver. Any waiver of any provision of this Agreement shall be limited to the provisions specifically set forth therein for the period of time set forth therein and shall not be construed to be a waiver of any other provision of this Agreement.	53
9.2	Notices.	54
9.3	No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of any party hereto, any right, remedy, power or privilege under any of the Related Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege under any of the Related Documents preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges provided in the Related Documents are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.	55
9.4	Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of AFC, the Seller, AmeriCredit, the Servicer, the Issuer, the Administrative Agent, the Agents, the Class A Purchasers, any Transferee and their respective successors and permitted assigns, and, to the extent provided herein, to each Indemnitee, Participant and Support Party and their respective successors and assigns; provided that, except as provided in Section 6.4, 7.3 or 11.4 of the Sale and Servicing Agreement, AFC, the Seller, AmeriCredit and the Servicer may not assign or transfer any of their respective rights or obligations under this Agreement without the prior written consent of the Required Class A Owners and the Required Class A Purchasers; provided, further, that in connection with any such assignment (including an assignment by operation of law), the assignee shall expressly agree in writing to assume all the obligations of AFC, the Seller, AmeriCredit or the Servicer, as applicable, hereunder and provided further that no assignment permitted hereunder shall relieve AFC, the Seller, AmeriCredit or the Servicer, as applicable, from any obligations arising hereunder prior to such assignment (including obligations with respect to breaches of representations and warranties made herein).	55
9.5	[reserved]	55
9.6	Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.	55
9.7	Severability. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provisions in any other jurisdiction.	55
9.8	Integration. This Agreement and the Supplemental Fee Letters, as applicable, represent the agreement of AFC

(ix)

(continued)

		Page
	(individually and as Seller), AmeriCredit (individually and as Servicer), the Issuer, the Administrative Agent, the Agents and the Class A Purchasers with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by any party hereto relative to subject matter hereof not expressly set forth or referred to herein or therein or in the Related Documents.	56
9.9	Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).	56
9.10	Jurisdiction; Consent to Service of Process. Each of the parties hereto hereby irrevocably and unconditionally (i) submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court in New York County or federal court of the United States of America for the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment arising out of or relating to this Agreement; (ii) agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, federal court; (iii) agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law; (iv) consents that any such action or proceeding may be brought in such courts and waives any objection it may now or hereafter have to the laying of venue of any such action or proceeding in any such court and any objection it may now or hereafter have that such action or proceeding was brought in an inconvenient court, and agrees not to plead or claim the same; (v) consents to service of process in the manner provided for notices in Section 9.2 of this Agreement (provided that, nothing in this Agreement shall affect the right of any such party to serve process in any other manner permitted by law); and (vi) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any such action or proceeding any special, exemplary, punitive or consequential damages.	56
9.11	Termination. This Agreement shall remain in full force and effect until the payment in full of the Class A Principal Balance and all other amounts payable to the Class A Purchasers, the Agents and the Administrative Agent hereunder and the termination of all Commitments; provided, that the provisions of Sections 2.4, 2.5, 2.6, 6.1, 6.2, 7.7, 8.2, 9.10, 9.12, 9.13 and 9.14 shall survive termination of this Agreement and any amounts payable to the Administrative Agent, the Agents, Class A Purchasers or any Affected Party thereunder shall remain payable thereto.	56
9.12	No Proceedings.	56
9.13	No Recourse.	57

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9.14	Survival of Representations and Warranties. All representations and warranties made hereunder and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement, the purchase of the Class A Notes hereunder and the termination of this Agreement.	57
9.15	Waiver of Jury Trial. EACH PARTY HERETO (INDIVIDUALLY AND, IN THE CASE OF AFC, AS THE SELLER, AND, IN THE CASE OF AMERICREDIT, AS THE SERVICER) HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, THE CLASS A NOTES OR ANY OTHER DOCUMENTS AND INSTRUMENTS EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF ANY PARTY HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THIS AGREEMENT AND FOR CLASS A PURCHASERS PURCHASING AN INTEREST IN THE CLASS A NOTES DESCRIBED HEREIN AND THE ADMINISTRATIVE AGENT AND EACH AGENT AGREEING TO ACT AS SUCH HEREUNDER.	57
9.16	Limitation of Liability of Owner Trustee. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as Owner Trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Agreement or any other Related Documents.	58
9.17	CP Conduit as Committed Purchaser. Notwithstanding anything herein to the contrary, a CP Conduit may execute this Agreement as both a CP Conduit and a Committed Purchaser and, in such event, such CP Conduit shall have the rights and obligations of both a CP Conduit and a Committed Purchaser set forth herein. In no event shall the foregoing prevent a CP Conduit from exercising its rights to Assign or Transfer some or all of its Class A Note to one or more Support Parties.	58

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SCHEDULES

Schedule I:	Schedule of Committed Purchasers and CP Conduits
Schedule II:	Commercial Paper Rates

LIST OF EXHIBITS

Exhibit A	Form of Investment Letter	A-1
Exhibit B	Form of Transfer Supplement	B-1
Exhibit C	Form of Joinder Supplement	C-1
Exhibit D	Form of Borrowing Notice	D-1
Exhibit E	Form of Notice of Fixed Period	E-1

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